                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

         KFC National Purchasing Cooperative, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

         [ ]      No fee required.
         [X]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1)      Title of each class of securities to which transactions
applies:
                         Membership Common Stock
--------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:
                         N/A
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                         $4,236,000 (value of net assets to be spun-off)
--------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:
                         $4,236,000
--------------------------------------------------------------------------------
         (5)      Total fee paid:
                         $847.20
--------------------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

--------------------------------------------------------------------------------

         (4)      Date Filed:

--------------------------------------------------------------------------------

             REORGANIZATION PROPOSED -- YOUR VOTE IS VERY IMPORTANT

         The Board of Directors of KFC National Purchasing Cooperative, Inc. (the "KFC Coop") is seeking your approval to reorganize the KFC Coop. For the past six months, we have met with representatives of Tricon Global Restaurants and franchisee owners and operators of KFC, Pizza Hut, and Taco Bell restaurants to discuss the formation of a new purchasing cooperative focusing on the purchase of the food, packaging, supplies, equipment, and related services used by operators. We hope to achieve reduced store delivered costs of goods and equipment, as well as other important goals discussed more fully in the attached Proxy Statement, by joining the newly organized Unified FoodService Purchasing Coop, LLC (the"Unified Coop"). If our members approve of this corporate reorganization, the Unified Coop will be set up as a new limited liability company, the initial members of which will be the KFC Coop and the newly organized Taco Bell Coop and Pizza Hut Coop. The members of each of these new cooperatives will be the operators of each respective Tricon restaurant concept, including Tricon.

         If our members approve this corporate reorganization, the KFC Coop will transfer certain assets, liabilities and members' equity that relate specifically to its Taco Bell operations to the Taco Bell Coop. Simultaneously, through consummation of a tender offer, the KFC Coop will effect a division of its Taco Bell business so that members of the KFC Coop who are Taco Bell operators will become the members of the Taco Bell Coop and will no longer be members of the KFC Coop. The KFC Coop will also transfer certain assets and liabilities to the Unified Coop, in exchange for its membership interest therein. To implement these transactions, the KFC Coop Board seeks approval for
(i) its officers to execute the Operating Agreement for the Unified Coop, the Agreement and Plan of Corporate Separation, the Asset Contribution and Liability Assumption Agreement, and the Purchasing Program Management Agreement, as more fully described in the attached Proxy Statement; (ii) the amendment of the KFC Coop's Bylaws to conform the patronage dividend program to the operations of the Unified Coop and to makes other changes which give effect to the Taco Bell Coop split-off; and (iii) the authorization of such other action as may be necessary to carry out the purposes of the proposed corporate reorganization.

         Upon completion of the corporate reorganization, the KFC Coop will continue to operate and will concentrate on its KFC purchasing cooperative business. Although this business will be out-sourced and administered by the Unified Coop, the purchasing program will be subject to significant control, advice and counsel of the KFC Coop. The KFC Coop Board will continue to exercise policy-making decisions and administer the Patronage Dividend Program in accordance with past practices.

         Your vote is very important. You can vote by attending the Special Meeting or by completing and returning the enclosed proxy card. The attached Proxy Statement provides you with detailed information about the proposed corporate reorganization. We encourage you to read this document.

         We strongly support this corporate reorganization and enthusiastically recommend that you vote in favor of the corporate reorganization




               Thomas D. Henrion                    David G. Neal
               President, KFC Coop                  Chairman, KFC Coop

                   KFC NATIONAL PURCHASING COOPERATIVE, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ____________, 1998

To the Shareholders of KFC National Purchasing Cooperative, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of KFC National Purchasing Cooperative, Inc. (the "KFC Coop") will be held on December 30, 1998, 10:00 a.m. local time, at the corporate headquarters of the KFC Coop at 950 Breckinridge Lane, Louisville, Kentucky 40207, for the purpose of considering and voting upon the following matters, all as set forth in the accompanying Proxy Statement:

(i) CORPORATE REORGANIZATION. A proposal to approve the Corporate Reorganization of the KFC Coop, as approved by the KFC Coop Board. Approval of the Corporate Reorganization involves (i) the authorization of and execution of the Operating Agreement for the Unified Coop, the Agreement and Plan of Corporate Separation, the Asset Contribution and Liability Assumption Agreement, and the Purchasing Program Management Agreement and the consummation of the transactions contemplated therein, as more fully described in the Proxy Statement; (ii) the amendment of the KFC Coop Bylaws to conform the patronage dividend program to the operations of the Unified Coop and to make other changes which reflect the Taco Bell Coop split-off; and (iii) the authorization of such other action by the KFC Coop Board and any of its officers as may be necessary or appropriate to carry out the objects, intents, and purposes of the Corporate Reorganization.

(ii) OTHER BUSINESS. Such other business related to the Corporate Reorganization as may properly come before the meeting or any adjournment thereof. The KFC Coop Board currently knows of no other business to be brought before the Special Meeting.

         The close of business on _____________, 1998 has been fixed as the date of record for those shareholders entitled to vote at the Special Meeting and any adjournments or postponements thereof. Accordingly, only shareholders of record on such date are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The stock transfer books of the KFC Coop will not be closed.

                                       By Order of the Board of Directors



                                       ----------------------------------
                                       William E. Allen, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                               TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
PROXY STATEMENT SUMMARY.....................................................................1
         Purposes of the Special Meeting....................................................2
         Recommendation of the KFC Coop Board...............................................2
         Voting Rights......................................................................2
         Voting Groups......................................................................3
         Proxies............................................................................3
         No Appraisal Rights................................................................3

SELECTED FINANCIAL INFORMATION..............................................................4

THE SPECIAL MEETING.........................................................................4
         General............................................................................4
         Matters to be Considered...........................................................4
         Recommendation of the KFC Coop Board...............................................4
         Proxies............................................................................5
         Voting Rights......................................................................5
         Voting Groups......................................................................6
         No Appraisal Rights................................................................6

THE CORPORATE REORGANIZATION................................................................6
         Background and Reasons for the Corporate Reorganization............................6
         Summary of the Corporate Reorganization............................................8
         Agreement and Plan of Corporate Separation........................................10
                  Parties..................................................................10
                  Purpose..................................................................10
                  The Corporate Separation.................................................10
                  Taco Bell Coop Member Agreements.........................................11
                  Representations and Warranties...........................................11
                  Indemnification..........................................................12
                  Federal Income Tax Consequences..........................................12
                  Additional Provisions....................................................13
         Operating Agreement...............................................................13
                  Parties..................................................................13
                  Purpose..................................................................13
                  Operations...............................................................14
                  Distributions to Members.................................................14
                  Tax Allocations..........................................................15
                  Additional Members.......................................................15
                  Separate Capital Accounts................................................15
                  The Unified Coop Board of Directors......................................15

                  Withdrawal...............................................................16
                  Indemnification..........................................................16
                  Director Liability.......................................................16
         Asset Contribution and Liability Assumption Agreement.............................17
                  Parties..................................................................17
                  Purpose..................................................................17
                  KFC Coop Employees.......................................................17
                  Representations and Warranties...........................................18
                  Covenants of the KFC Coop................................................19
                  Indemnification..........................................................19
                  Federal Income Tax Consequences..........................................19
         Purchasing Program Management Agreement...........................................19
                  Parties..................................................................19
                  Purpose..................................................................19
                  Operation of the Purchasing Program......................................20
                  Commitment of the Concept Coops..........................................20
                  Indemnification..........................................................21
                  Representations and Warranties...........................................21
                  Federal Income Tax Consequences of Patronage Income......................21
         The Tricon Agreements.............................................................22
         Amendments to the KFC Coop's Bylaws...............................................23
                  Patronage Dividend Program...............................................23
                  Changes to Reflect Taco Bell Spinoff.....................................23
         Canadian Operations...............................................................23
                  Canada Subsidiary........................................................23
                  Canada Coop..............................................................24
                  Scott's..................................................................24
         Interests of Certain Persons in the Merger........................................25

FAILURE OF THE CORPORATE REORGANIZATION PROPOSAL...........................................25

MANAGEMENT OF THE COOPERATIVES.............................................................26
         KFC Coop..........................................................................26
         Taco Bell Coop....................................................................26
         Unified Coop......................................................................27

MARKET AND PRICE FOR THE KFC COOP AND TACO BELL COOP STOCK.................................27

SHARES OUTSTANDING OF KFC COOP STOCK AS OF OCTOBER 31, 1998................................28

DESCRIPTION OF KFC COOP CAPITAL STOCK......................................................28
         Introduction......................................................................28
         KFC Coop Membership Stock.........................................................29

                  Issuance in Series.......................................................29
                  KFC Operators............................................................29
                  Taco Bell Operators......................................................30
                  Voting Rights............................................................30
                  Dividend Rights..........................................................30
                  Limitations on Ownership and Transfer; Redemption........................31
                  Liquidation Rights.......................................................31
                  General..................................................................32
         KFC Coop Store Stock..............................................................32
                  Voting Rights............................................................32
                  Dividend Rights..........................................................32
                  Limitations on Ownership and Transfer; Redemption........................32
                  Liquidation Rights.......................................................33
                  General..................................................................33

DESCRIPTION OF TACO BELL COOP CAPITAL STOCK................................................33
         Introduction......................................................................33
         Taco Bell Coop Membership Stock...................................................34
                  Issuance and Series......................................................34
                  Taco Bell Operators......................................................34
                  Voting Rights............................................................34
                  Dividend Rights..........................................................34
                  Limitations on Ownership and Transfer; Redemption........................34
                  Liquidation Rights.......................................................35
                  General..................................................................35
         Taco Bell Coop Store Stock........................................................35
                  Voting Rights............................................................35
                  Dividend Rights..........................................................35
                  Limitations on Ownership and Transfer; Redemption........................35
                  Distribution and Liquidation Rights......................................36
                  General..................................................................36

UNAUDITED PRO FORMA FINANCIAL STATEMENTS...................................................36

LEGAL MATTERS..............................................................................36

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING...............................................36

OTHER INFORMATION..........................................................................36

INDEPENDENT PUBLIC ACCOUNTANTS.............................................................37

WHERE YOU CAN FIND MORE INFORMATION........................................................37

AGREEMENT AND PLAN OF CORPORATE SEPARATION..................................................APPENDIX A

OPERATING AGREEMENT FOR UNIFIED FOODSERVICE
  PURCHASING COOP, LLC......................................................................APPENDIX B

ASSET CONTRIBUTION AND LIABILITY ASSUMPTION AGREEMENT.......................................APPENDIX C

PURCHASING PROGRAM MANAGEMENT AGREEMENT.....................................................APPENDIX D

SELECTED KFC COOP BYLAW AMENDMENTS..........................................................APPENDIX E

                            PROXY STATEMENT SUMMARY

         The Board of Directors (the "KFC Coop Board") of KFC National Purchasing Cooperative, Inc., a Delaware corporation (d/b/a FoodService Purchasing Cooperative, Inc.) (the "KFC Coop"), is seeking your approval to reorganize the KFC Coop.

         To seek the necessary approval, this Proxy Statement is being furnished to stockholder members of the KFC Coop ("Members") in connection with the solicitation of proxies from holders of record of the KFC Coop's outstanding shares of membership common stock (the "KFC Coop Membership Stock") as of the close of business on November ____, 1998 (the "Special Meeting Record Date"), for use at the Special Meeting of Members (the "Special Meeting") to be held on December ___, 1998, at 10:00 a.m. (Eastern Standard Time) at the KFC Coop's headquarters at 950 Breckenridge Lane, Louisville, Kentucky 40207 and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the Members on or about November __, 1998. The KFC Coop's telephone number is (502) 896-5900.

         For the past six months, representatives of the KFC Coop have met with representatives of Tricon Global Restaurants, Inc. (together with its affiliates, "Tricon") and franchisee owners and operators (together with Tricon operated stores, "Operators") of KFC, Pizza Hut, and Taco Bell retail outlets ("Retail Outlets") to discuss the formation of a new purchasing cooperative focusing on the purchase of the food, packaging, supplies, equipment, and related services ("Goods and Equipment") used by Operators. To reduce the store delivered costs of Goods and Equipment, as well as to achieve other important goals discussed more fully below, the KFC Coop Board has adopted this proposal to create and join the newly organized Unified FoodService Purchasing Coop, LLC, a Kentucky limited liability company (the "Unified Coop"). The other members of the Unified Coop will be Taco Bell National Purchasing Coop, Inc. (the "Taco Bell Coop") and Pizza Hut National Purchasing Coop, Inc. (the "Pizza Hut Coop"), both newly organized Delaware corporations with shareholder members who will be Operators of Taco Bell and Pizza Hut Retail Outlets, respectively.

         To fully realize the benefits of joining the Unified Coop, the KFC Coop Board seeks your approval of the "Corporate Reorganization," as more fully explained below. If the Corporate Reorganization is approved, the KFC Coop will transfer certain assets, liabilities and members' equity that relate specifically to its Taco Bell operations to the Taco Bell Coop, a newly organized corporation. Through consummation of a simultaneous tender offer (the "Tender Offer"), the KFC Coop will effect a division of its Taco Bell business so that the KFC Coop Members who are Taco Bell Operators will become members of the Taco Bell Coop and will no longer be Members of the KFC Coop. Concurrently herewith, the KFC Coop will transfer certain assets and liabilities to the Unified Coop, in exchange for its membership interest therein. To implement these transactions, the KFC Coop Board seeks approval of the Corporate Reorganization which includes approval for (i) its officers to execute the Operating Agreement for the Unified Coop, the Agreement and Plan of Corporate Separation, the Asset Contribution and Liability Assumption Agreement, and the Purchasing Program Management Agreement, all dated as of the Closing Date (collectively, the

"Corporate Reorganization Agreements") (as used in this Proxy Statement, the "Closing Date" refers to the date on which the Corporate Reorganization occurs); (ii) the amendment of the KFC Coop's Bylaws to conform the patronage dividend program to the operations of the Unified Coop and to makes other changes which give effect to the Taco Bell Coop split-off; and (iii) the authorization of such other action as may be necessary to carry out the purposes of the Corporate Reorganization.

         Tricon is also committed to the success of the Corporate Reorganization and the formation of the Unified Coop. Tricon is contributing $400,000 to the Unified Coop to assist the Unified Coop with organizational expenses and Tricon has agreed to purchase through the Unified Coop virtually all of the Goods and Equipment needed for the Tricon operated Retail Outlets.

         Upon completion of the Corporate Reorganization, the KFC Coop will continue to operate and will concentrate on its KFC purchasing cooperative business. Although this business will be out-sourced and administered by the Unified Coop, the purchasing program will be subject to significant control, advice and counsel of the KFC Coop. The KFC Coop Board will continue to exercise policy-making decisions and administer the patronage dividend program in accordance with past practices.

PURPOSES OF THE SPECIAL MEETING

         At the Special Meeting, Members owning shares of KFC Coop Membership Stock will be asked to consider and to vote upon the following matters: (i) a proposal to approve the Corporate Reorganization of the KFC Coop which involves
(a) the authorization of the execution of the Corporate Reorganization Agreements and the consummation of the transactions contemplated therein, as more fully described below; (b) the amendment of the KFC Coop Bylaws to conform the patronage dividend program to the operations of the Unified Coop and to make other changes which reflect the Taco Bell Coop split-off; and (c) the authorization of such other action by the KFC Coop Board and any of its officers as may be necessary or appropriate to carry out the objects, intents, and purposes of the Corporate Reorganization and (ii) such other business related to the Corporate Reorganization as may properly come before the meeting or any adjournment thereof.

RECOMMENDATION OF THE KFC COOP BOARD

         The KFC Coop Board has approved the Corporate Reorganization, including the formation and split off of the Taco Bell Coop, the transfer of certain assets to the Taco Bell Coop and the Unified Coop, the outsourcing of the KFC Coop's purchasing program to the Unified Coop, the amendments to the KFC Coop's Bylaws, and the approval of the Corporate Reorganization Agreements. The KFC Coop Board recommends that Members vote FOR approval of the Corporate Reorganization.

VOTING RIGHTS

         Only holders of record of shares of KFC Coop Membership Stock as of the close of business on the Special Meeting Record Date ("Holders of Record") will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Holders of Record are entitled to one vote per share on any matter which may properly come before the Special Meeting and which they are entitled to vote upon.

VOTING GROUPS

         Since the Corporate Reorganization will affect Holders of Record of Series N and O KFC Coop Membership Stock (the "Taco Bell Members") in a manner differently from all other Holders of Record, the KFC Coop Board has determined that the Corporate Reorganization proposal will be considered at the Special Meeting separately by two voting groups of Holders of Record (the "Voting Groups"). The first Voting Group will consist of all Holders of Record present at the Special Meeting, either in person or by properly executed proxy. The second Voting Group will consist of only Holders of Record who are Taco Bell Members (the "Taco Bell Voting Group") and who are present at the Special Meeting, either in person or by properly executed proxy. In effect, the Taco Bell Voting Group will vote twice on the Corporate Reorganization proposal.

         The approval of the Corporate Reorganization is conditioned upon receipt of the affirmative vote of (a) a majority of all outstanding shares of KFC Coop Membership Stock held by each Voting Group and (b) two-thirds of the Members of each Voting Group present, either in person or by properly executed proxy, at the Special Meeting.

PROXIES

         The accompanying form of proxy is for use at the Special Meeting if a Member will be unable to attend in person. The proxy may be revoked by the holder of KFC Coop Membership Stock at any time before it is exercised by submitting to the KFC Coop written notice of revocation, a properly executed proxy of a later date or by attending the Special Meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of approval of the Corporate Reorganization and the transactions contemplated thereby. The KFC Coop Board is unaware of any other matters that may be presented for action at the Special Meeting.

         Failure to return an executed proxy card or to vote in person at the Special Meeting or voting to abstain will constitute, in effect, a vote against approval of the Corporate Reorganization.

NO APPRAISAL RIGHTS

         Members of the KFC Coop will not be entitled to appraisal rights under the Delaware General Corporation Law (the "Delaware Law") in connection with the Corporate Reorganization.

                         SELECTED FINANCIAL INFORMATION



The selected financial data set forth below for KFC Coop as of October 31, 1997 and 1996 and for each of the three years in the period ended October 31, 1997 are derived from audited financial statements included in the KFC Coop's 1997 Annual Report to Shareholders (the "Annual Report") accompanying this proxy statement. See "Where You Can Find More Information." The selected financial data set forth below as of October 31, 1995, 1994 and 1993 and for each of the two years in the period ended October 31, 1994 are derived from financial statements not included elsewhere herein. The selected financial data set forth below as of July 31, 1998 and 1997 and for the nine months then ended have been derived from unaudited financial statements included in the KFC Coop's Report on Form 10-Q (the "Form 10-Q") incorporated herein by reference. See "Where You Can Find More Information." The selected unaudited pro forma financial data for the nine months ended July 31, 1998 and for the year ended October 31, 1997 give pro forma effect to the Corporate Reorganization as if it had been consummated as of November 1, 1996. The unaudited pro forma financial data as of July 31, 1998 gives pro forma effect to the Corporate Reorganization as if it had been consummated on July 31, 1998. The selected financial data set forth below should be read in conjunction with the consolidated financial statements and related notes thereto in the Annual Report and the Form 10-Q.


(DOLLARS IN THOUSANDS)
                                            PRO FORMA                                                 HISTORICAL
                                     ------------------------ ----------------------------------------------------------------------
                                                                  NINE MONTHS
                                     NINE MONTHS   YEAR ENDED    ENDED JULY 31,                  YEARS ENDED OCTOBER 31,
                                        ENDED     OCTOBER 31, ------------------  --------------------------------------------------
STATEMENT OF EARNINGS DATA:          JULY 31, 1998   1997       1998       1997     1997      1996       1995       1994       1993
                                     -------------   ----     ------------------  --------------------------------------------------
      Net sales                      $  105,966    $146,516   $472,725  $443,337  $600,132  $580,441  $537,116   $528,010   $501,487
      Income before patronage
          dividend and income taxes        1948        3810       2217      3294      4153      5057      2771       1343       2055
      Patronage dividend                   1636        2662       1798      2226      2890      2762      1246        569        888
      Net income                            175         672        237       625       748      1386       909        461        749

BALANCE SHEET DATA:
      (AT PERIOD END)
      Total assets                   $   47,293               $ 50,453  $ 54,681  $ 49,800  $ 49,445  $ 42,381   $ 42,767   $ 43,364
      Long-term obligation                 3000                   3000      3000      3000      3000      3000       3000         --


                              THE SPECIAL MEETING

GENERAL

         This Proxy Statement is being furnished to Members of the KFC Coop in connection with the solicitation of proxies from Holders of Record of the KFC Coop Membership Stock as of the Special Meeting Record Date, for use at the Special Meeting to be held on December ___, 1998, at 10:00 a.m. (Eastern Standard Time) at the KFC Coop's headquarters at 950 Breckenridge Lane, Louisville, Kentucky 40207 and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the Members on or about November __, 1998. This Proxy Statement is first being mailed to the Members on or about November __, 1998. The KFC Coop's telephone number is (502) 896-5900.

MATTERS TO BE CONSIDERED

         At the Special Meeting, Members owning shares of KFC Coop Membership Stock will be asked to consider and to vote upon the following matters:

                  (i) CORPORATE REORGANIZATION. A proposal to approve the Corporate Reorganization of the KFC Coop, as currently approved by the KFC Coop Board. Approval of the Corporate Reorganization is subject to final approval by the KFC Coop Board. The Corporate Reorganization involves (i) the authorization of the execution of the Corporate Reorganization Agreements and the consummation of the transactions contemplated therein, as more fully described below; (ii) the amendment of the KFC Coop Bylaws to conform the patronage dividend program to the operations of the Unified Coop and to make other changes which reflect the Taco Bell Coop split-off; and (iii) the authorization of such other action by the KFC Coop Board and any of its officers as may be necessary or appropriate to carry out the objects, intents, and purposes of the Corporate Reorganization.

                  (ii) OTHER BUSINESS. Such other business related to the Corporate Reorganization as may properly come before the meeting or any adjournment thereof. The KFC Coop Board currently knows of no other business to be brought before the Special Meeting.

RECOMMENDATION OF THE KFC COOP BOARD

         The KFC Coop Board has approved the Corporate Reorganization, including the organization and split off of the Taco Bell Coop, the transfer of certain assets to the Taco Bell Coop and the

Unified Coop, the outsourcing of the KFC Coop's purchasing program to the Unified Coop, the amendments to the KFC Coop's Bylaws, and the approval of the Corporate Reorganization Agreements. The KFC Coop Board recommends that Members vote FOR approval of the Corporate Reorganization.

PROXIES

         The accompanying form of proxy is for use at the Special Meeting if a Member will be unable to attend in person. The proxy may be revoked by the holder of KFC Coop Membership Stock at any time before it is exercised by submitting to the KFC Coop written notice of revocation, a properly executed proxy of a later date or by attending the Special Meeting and electing to vote in person. Written notices of revocation and other communications with respect to the revocation of the proxies should be addressed to the KFC Coop, 950 Breckinridge Lane, Louisville, Kentucky 40207, Attention: William E. Allen, Secretary. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of approval of the Corporate Reorganization and the transactions contemplated thereby. The KFC Coop Board is unaware of any other matters that may be presented for action at the Special Meeting. If other matters do properly come before the Special Meeting, however, it is intended that shares represented by proxies in the accompanying form will be voted or not voted by the persons named in the proxies in their discretion, provided that no proxy that is voted against approval of the Corporate Reorganization will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies.

         Failure to return an executed proxy card or to vote in person at the Special Meeting or voting to abstain will constitute, in effect, a vote against approval of the Corporate Reorganization.

         The KFC Coop will bear the cost of the solicitation. Certain directors, officers and other employees of the KFC Coop, not specially employed for this purpose, may solicit proxies, without additional remuneration by personal interview, mail, telephone, facsimile or other electronic means.

VOTING RIGHTS

         Only holders of record of shares of KFC Coop Membership Stock as of the close of business on the Special Meeting Record Date ("Holders of Record") will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Holders of Record are entitled to one vote per share on any matter which may properly come before the Special Meeting and which they are entitled to vote upon. The presence, either in person or by properly executed proxy, of Members representing a majority of those entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

VOTING GROUPS

         Since the Corporate Reorganization will affect Holders of Record of Series N and O KFC Coop Membership Stock (the "Taco Bell Members") in a manner differently from all other Holders of Record, the KFC Coop Board has determined that the Corporate Reorganization proposal will be considered at the Special Meeting separately by two voting groups of Holders of Record (the "Voting Groups"). The first Voting Group will consist of all Holders of Record present at the Special Meeting, either in person or by properly executed proxy. The second Voting Group will consist of only Holders of Record who are Taco Bell Members (the "Taco Bell Voting Group") and who are present at the Special Meeting, either in person or by properly executed proxy. In effect, the Taco Bell Voting Group will vote twice on the Corporate Reorganization proposal.

         The approval of the Corporate Reorganization is conditioned upon receipt of the affirmative vote of (a) a majority of all outstanding shares of KFC Coop Membership Stock held by each Voting Group and (b) two-thirds of the Members of each Voting Group present, either in person or by properly executed proxy, at the Special Meeting.

         As of October 31, 1998, there were 694 shares of KFC Coop Membership Stock outstanding and entitled to vote at the Special Meeting, of which 94 were owned by Members in the Taco Bell Voting Group. As of the Special Meeting Record Date, the KFC Coop knows of no person who beneficially owns more than five percent of the issued and outstanding shares of KFC Coop Membership Stock.

NO APPRAISAL RIGHTS

         Members of the KFC Coop will not be entitled to appraisal rights under the Delaware General Corporation Law (the "Delaware Law") in connection with the Corporate Reorganization.

                          THE CORPORATE REORGANIZATION

BACKGROUND AND REASONS FOR THE CORPORATE REORGANIZATION

         The KFC Coop was organized in 1978 to serve as a national purchasing cooperative on behalf, and for the benefit, of KFC Operators, including KFC National Management Company ("KFC Management"), a subsidiary of KFC Corporation ("KFCC"). The KFC Coop was organized by KFCC and the KFC franchisees' National Franchisee Advisory Council with the objectives of: (i) obtaining Goods and Equipment at the lowest prices and (ii) having the procurement function on behalf of Operators of KFC Retail Outlets handled on an arm's-length basis rather than through KFCC.

         In 1989, KFCC announced its intention to withdraw its support for the purchasing programs of the KFC Coop and to begin direct purchasing from suppliers and distributing to KFCC-owned and KFC franchisee Retail Outlets through a wholly owned division of PepsiCo, PFS, which had a long-standing program of purchasing and distributing to PepsiCo owned and franchised Taco Bell and Pizza Hut Retail Outlets. In response to KFCC's action, the KFC Coop Board approved sales by the KFC Coop directly and through distributors of Goods and Equipment to certain other restaurant systems, including Taco Bell. In November 1992, the KFC Coop Members adopted amendments to its Certificate of Incorporation and Bylaws to provide for membership in the KFC Coop by Operators of Taco Bell Retail Outlets. In addition, during fiscal 1992, through a newly formed subsidiary, the KFC Coop commenced purchasing and distribution for Operators of KFC franchised Retail Outlets in Canada. In fiscal 1997, the KFC Coop established a new subsidiary to develop the KFC Coop's sales of Goods and Equipment to quick service restaurant operators located outside of the United States and Canada.

         The October 1997 spin-off by PepsiCo of Tricon with its three dominant quick-service restaurant concepts, KFC, Taco Bell and Pizza Hut, combined with PepsiCo's prior sale of its distribution division, PFS, to AmeriServe Food Distributors, Inc. ("AmeriServe") created an opportunity to combine the purchasing power of the Tricon restaurant concepts. With its purchase of PFS, AmeriServe acquired a long term distribution commitment from Tricon with respect to all Tricon operated Retail Outlets and certain Pizza Hut and Taco Bell Retail Outlets sold by Tricon to franchisees. Following the Tricon spin-off, representatives of Tricon and the KFC Coop met with franchisee Operators of KFC, Pizza Hut and Taco Bell to discuss the formation of a unified purchasing cooperative for restaurant Goods and Equipment in the United States and Canada. Discussions among KFC, Pizza Hut and Taco Bell franchisees began in earnest during the Fall of 1997, and discussion with Tricon began in earnest in June of 1998. On October 15, 1998, the KFC Coop Board approved the Corporate Reorganization described in this Proxy Statement.

         In addition to reducing the store delivered costs of Goods and Equipment, the goals of the Corporate Reorganization are to:

                  - Allow the KFC, Taco Bell and Pizza Hut franchisees to work together;

                  -        Allow Tricon and its franchisees to work together;

                  - Integrate the current purchasing functions of the KFC Coop and Tricon's Supply Chain Management, Tricon's internal purchasing division;

                  - Increase the purchasing power and leverage of the Operators' purchasing cooperative;

                  -        Eliminate duplicate overhead;

                  - Allow a higher level of sophistication in purchasing programs and partnerships with suppliers;

                  - Eliminate most sheltered income, which includes rebates, volume discounts, and promotional allowances, that does not benefit all Operators equally;

                  -        End confusion for valued suppliers and distributors;
                           and

                  - Facilitate taking advantage of both Title Transactions and Contract Transactions, as defined below.

SUMMARY OF THE CORPORATE REORGANIZATION

         To achieve the aforementioned goals, the KFC Coop Board has approved the Corporate Reorganization. The Corporate Reorganization involves (i) the execution of the Agreement and Plan of Corporate Separation (the "Agreement and Plan of Corporate Separation"), the Asset Contribution and Liability Assumption Agreement (the "Asset Contribution and Liability Assumption Agreement"), the Operating Agreement for the Unified FoodService Purchasing Coop, LLC (the "Operating Agreement"), and the Purchasing Program Management Agreement (the "Purchasing Program Management Agreement"), all dated as of the Closing Date, and the consummation of the transactions contemplated therein; (ii) the amendment of the KFC Coop Bylaws to conform the patronage dividend program to the operations of the Unified Coop and to makes other changes which reflect the Taco Bell Coop split-off; and, (iii) the authorization of such other action as may be necessary to carry out the purposes of the Corporate Reorganization. The discussion in this Proxy Statement of the Corporate Reorganization and the description of the principal terms of the Corporate Reorganization Agreements is subject to and qualified in their entirety by (a) reference to the drafts of the Corporate Reorganization Agreements, copies of which are attached as Appendices A - D and incorporated herein by reference, which are being submitted for approval in substantially the form attached and (b) the approval of the authorization of the KFC Coop Board and any of its officers to take such other actions as may in their discretion be necessary or appropriate to carry out the objects, intents, and purposes of the Corporate Reorganization.

         To facilitate the success of the Corporate Reorganization, three new entities will be organized. On the Closing Date, the Unified Coop will be formed with the KFC Coop, the Taco Bell Coop, and the Pizza Hut Coop (collectively, the "Concept Coops") as its initial members. The Unified Coop will provide the support and operational services for each Concept Coop through combined administrative and purchasing functions in a manner consistent with the current operation of the KFC Coop. Before the Closing Date, the KFC Coop will organize the Taco Bell Coop as a wholly owned subsidiary. The KFC Coop will transfer certain assets and liabilities that relate specifically to its Taco Bell operations to the Taco Bell Coop in exchange for that number of shares of the Taco Bell Coop's stock equal to the number of shares of KFC Coop stock tendered by Taco Bell Members in the Tender Offer. The KFC Coop will then exchange such shares of Taco Bell Coop stock with the Tendering Members, as defined below, for their shares of KFC Coop stock. Furthermore, in exchange for its membership interest in the Unified Coop, the KFC Coop will contribute certain operating assets and cash to the Unified Coop.

         Following the Corporate Reorganization, much of the KFC Coop's organization and its relationship with its Members will remain the same. Pursuant to the Operating Agreement, the Purchasing Program Management Agreement and the KFC Coop Bylaws, it is expected that the patronage dividend program will continue to be administered in accordance with past practices. The Taco Bell Coop will not likely pay significant patronage dividends to its members until it has had an opportunity to accumulate reserves and working capital which, in the judgement of the Taco Bell Coop Board of Directors (the "Taco Bell Coop Board"), are adequate for operations.

         Additionally, the remaining Members will continue to elect the directors of the KFC Coop Board by series of KFC Coop Membership Stock held. The KFC Coop Board will remain independent and will continue to manage the KFC Coop's business affairs, as well as provide significant control, advice and counsel to the Unified Coop regarding the operation of the KFC purchasing program. The Unified Coop will provide all of the purchasing functions previously provided by the KFC Coop in a fashion similar to the KFC Coop's current operations. While the KFC Coop will terminate all of its employees, the Unified Coop will make offers of employment to these employees on terms and conditions substantially similar to those currently in effect between the KFC Coop and its employees. These aspects of the Corporate Reorganization are described in more detail below.

         The KFC Coop's purchasing programs have involved the KFC Coop historically taking title to Goods and Equipment purchased from suppliers and the resale by the KFC Coop of those Goods and Equipment to Operators and their distributors, with the KFC Coop taking the credit risks on sales to Operators and distributors (such transactions are hereinafter referred to as "Title Transactions"). The purchasing programs of Tricon Supply Chain Management ("SCM") have historically involved non-title transactions in which SCM negotiates the price and other terms under which suppliers of Goods and Equipment will sell directly to Operators and distributors (such transactions are hereinafter referred to as "Contract Transactions"). The integration of the KFC Coop's purchasing program and SCM's purchasing programs will give the Unified Coop flexibility to take advantage of both Title Transactions and Contract Transactions in order to obtain the lowest possible sustainable restaurant delivered prices. The advantages of Title Transactions include the ability to control the entire supply chain and the lower prices which suppliers are sometimes willing to accept in order to avoid distributor and Operator credit risks. The advantages of Contract Transactions include avoiding credit risks and decreasing the need for working capital to provide the funds necessary to carry accounts receivable from distributors and Operators.

         In addition to agreeing to integrate SCM's purchasing programs with those of the Unified Coop, Tricon has also committed to contribute $400,000 to the Unified Coop to assist the Unified Coop with organizational expenses and purchase through the Unified Coop virtually all of the Goods and Equipment needed for the Tricon operated Retail Outlets.

         The Corporate Reorganization Agreements will be entered into simultaneously with the effectiveness of the Bylaw amendments. None of these agreements or amendments will become effective unless all become effective. It is the KFC Coop Board's belief that Tricon and all other parties are prepared to sign the Corporate Reorganization Agreements in substantially the forms attached to this Proxy Statement and all other documents necessary to form the Unified Coop shortly following approval of the Corporate Reorganization by the Members. The Corporate Reorganization is subject to the final approval of the KFC Coop Board.

AGREEMENT AND PLAN OF CORPORATE SEPARATION

         Parties. The parties to the Agreement and Plan of Corporate Separation, attached as Appendix A to this Proxy Statement, are (a) the KFC Coop, (b) the Taco Bell Members who sign the Signature Page and Letter of Transmittal attached to the Agreement and Plan of Corporate Separation and tender their stock certificates representing shares of KFC Coop Membership Stock and KFC Coop store common stock ("KFC Coop Store Stock") (the "Tendering Members"), and (c) the Taco Bell Coop.

         Purpose. The parties are entering into the Agreement and Plan of Corporate Separation, in part, so that the Taco Bell Members can become members of a Concept Coop in which only Tricon and Taco Bell franchisees are members and the KFC Members can become members of a Concept Coop in which only Tricon and KFC franchisees are members (assuming all Taco Bell Members tender their shares of stock in the KFC Coop). As the needs and requirements of KFC Operators and Taco Bell Operators may differ, splitting off the Taco Bell Members into a separate entity will allow the Taco Bell Coop and the KFC Coop to be responsive to the different needs and requirements of the Taco Bell Operators and KFC Operators, respectively.

         The Corporate Separation. The KFC Coop has identified certain assets (the "Taco Bell Assets") and liabilities (the "Taco Bell Liabilities") of the KFC Coop that relate specifically to the KFC Coop's Taco Bell operations, including, but not limited to, Taco Bell product inventory and equipment, records of Taco Bell operations, miscellaneous Taco Bell supplies and signs, purchase commitment liabilities, intercompany liabilities attributable to accounts payable and other liabilities related to Taco Bell operations paid or assumed by the KFC Coop (the "Intercompany Liability"), and stockholders' equity related to the KFC Coop's Taco Bell operations, which equity represents:
(i) the amount paid for KFC Coop Membership Stock and KFC Coop Store Stock by Taco Bell Members and (ii) retained earnings attributable to the KFC Coop's Taco Bell operations on the basis of the past patronage of Taco Bell Members with the KFC Coop.

         The KFC Coop desires to effect a division of the business of the KFC Coop by transferring all of the Taco Bell Assets (except for an amount of cash [the "Excluded Assets"] equal to the sum of $10 for each share of KFC Coop Membership Stock and $400 for each share of KFC Coop Store Stock, in each case, owned by Taco Bell Members who are not Tendering Members, if any ["Non-Tendering Members"]), Taco Bell Liabilities, and stockholders' equity related to the Taco Bell operations, to the Taco Bell Coop, in exchange for (i) a Promissory Note in an original principal amount equal to the Intercompany Liability and (ii) the original issue to the KFC Coop of one share of the Taco Bell Coop's membership common stock ("Taco Bell Coop Membership Stock") for each Tendering Member's share of KFC Coop Membership Stock and one share of the Taco Bell Coop's store common stock ("Taco Bell Coop Store Stock") for each share of KFC Coop Store Stock owned by each Tendering Member, which will constitute all of the outstanding capital stock of the Taco Bell Coop. The KFC Coop will retain all other assets and liabilities now owned by the KFC Coop.

         The Taco Bell Coop is obligated to reimburse the KFC Coop for the Intercompany Liability pursuant to the terms of a Promissory Note and Security Agreement that will be executed in connection with the Agreement and Plan of Corporate Separation by the Taco Bell Coop. The Promissory Note provides that the Intercompany Liability is payable in six installments of principal and interest thereon at the prime rate in effect at National Cooperative Bank on the Closing Date. All principal and interest will be due and payable in any event on or before the six month anniversary of the Closing Date. The amount of the Intercompany Liability as of July 31, 1998 was approximately $10,677,000. Pursuant to the terms of the Security Agreement, the Taco Bell Coop grants a security interest to the KFC Coop in all of its assets, including accounts receivable, and the KFC Coop may exercise all of the rights, options, and remedies of a secured party upon default as provided for under the Uniform Commercial Code as enacted in the Commonwealth of Kentucky.

         Concurrently with the solicitation of proxies, the KFC Coop is making a Tender Offer to the Taco Bell Members to offer to transfer to the Tendering Members all of the shares of the Taco Bell Coop (the "Taco Bell Coop Shares") previously acquired by it, in the manner described above, in exchange for the surrender by the Tendering Members of all of their shares of KFC Coop Membership Stock and KFC Coop Store Stock. The exchange of shares will occur on the Closing Date. This transaction is intended to qualify as a tax-free split off under
Section 355 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code"). See "Federal Income Tax Consequences" below.

         To facilitate the Tender Offer, all Proxy Statements delivered to Taco Bell Members are accompanied with a definitive Taco Bell Member Tender Offer dated ________, 1998. A Subscription Agreement will also be delivered to other prospective Taco Bell Operators, including Tricon, for the purpose of offering additional Taco Bell Coop Stock to all other Operators of Taco Bell Retail Outlets.

         Taco Bell Coop Member Agreements. By signing the Agreement and Plan of Corporate Separation, and the attached Letter of Transmittal, and by tendering one's shares, the Taco Bell Coop members: (i) commit to purchase "virtually all" of their Goods and Equipment for use in their Retail Outlets through the purchasing programs of the Unified Coop and Taco Bell Coop, (ii) agree to the terms of the Taco Bell Coop patronage dividend program, (iii) agree to abide by the terms and commitments of the Taco Bell Coop Bylaws, and (iv) agree to coordinate all requests for supplier and distributor approval through Tricon.

         Representations and Warranties. The Agreement and Plan of Corporate Separation contains representations and warranties by the KFC Coop to the Tendering Members, among other things, that: (i) as of the Closing Date the Taco Bell Coop will be duly organized, validly existing and in good standing and will have all necessary corporate power and authority to conduct the business of a purchasing cooperative and to execute, deliver and perform its obligations under the agreement; (ii) the agreement complies with the KFC Coop's Certificate of Incorporation and Bylaws, and any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to the KFC Coop; (iii) the KFC Coop has capitalized the Taco Bell Coop and is transferring good and marketable title in the Taco Bell Coop Shares to the Tendering Members; and (iv) the KFC Coop is transferring good and marketable title to the Taco Bell Assets (other than the Excluded Assets) to the Taco Bell Coop free and clear of all liens, pledges, encumbrances, security interests, claims, charges, options and restrictions except certain disclosed liabilities.

         The Agreement and Plan of Corporate Separation also contains representations and warranties by each Tendering Member to the KFC Coop, among other things, that: (i) the Tendering Member has the power, authority and capacity to transfer the Tendering Member's shares of KFC Coop Membership Stock and KFC Coop Store Common Stock to the KFC Coop; (ii) the execution of the Agreement and Plan of Corporation Separation is in compliance with the organizational documents of the Tendering Member, if applicable, and any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to the Tendering Member; (iii) the Tendering Member will transfer good and marketable title to the shares of KFC Coop Membership Stock and KFC Coop Store Common Stock tendered, free and clear of all liens, pledges, encumbrances, security interests, claims, charges, options and restrictions whatsoever; and (iv) the Taco Bell Coop Shares to be acquired by the Tendering Member are not being acquired with a view to distribution and the Taco Bell Coop Shares may not be sold, transferred, pledged, mortgaged, gifted, or hypothecated to any third party, either voluntarily or by operation of law.

         Indemnification. The KFC Coop is obligated to indemnify the Taco Bell Coop from certain tax liabilities that may stem from pre-Closing Date tax periods. Similarly, the Taco Bell Coop is obligated to indemnify the KFC Coop from certain tax liabilities that may stem from post-Closing Date tax periods.

         The KFC Coop is obligated to indemnify the Tendering Members for any liabilities that may arise as a result of, among other things, any breach of any representation or warranty of the KFC Coop contained in the Agreement and Plan of Corporate Separation, or any breach of any covenant by the KFC Coop contained in the Agreement and Plan of Corporate Separation.

         Similarly, each Tendering Member is obligated to indemnify the KFC Coop for any liabilities that may arise as a result of, among other things, any breach of any representation or warranty of that Tendering Member contained in the Agreement and Plan of Corporate Separation, or any breach of any covenant by the Tendering Member contained in the Agreement and Plan of Corporate Separation.

         Federal Income Tax Consequences. The KFC Coop believes, based on a review of applicable authorities, that the transactions contemplated by the Agreement and Plan of Corporate Separation will be tax-free to the KFC Coop and its shareholders under Section 355 of the Code. Specifically, the KFC Coop believes (1) no gain or loss will be recognized by a holder of KFC Coop stock upon the receipt of Taco Bell Coop stock; (2) no gain or loss will be recognized by the KFC Coop or the Taco Bell Coop upon the distribution of the Taco Bell Coop stock; and (3) no gain or loss will be recognized by the KFC Coop or the Taco Bell Coop upon the transfer of assets from the

KFC Coop to the Taco Bell Coop. The KFC Coop, however, has not and does not intend to apply for a ruling from the Internal Revenue Service with respect to the tax treatment of the transactions contemplated by the Agreement and Plan of Corporate Separation.

         If those transactions do not qualify under Section 355 of the Code, then (i) a corporate level capital gains tax would be payable based upon the amount by which the fair market value of the Taco Bell Coop stock distributed to the KFC Coop stockholders exceeded the KFC Coop's adjusted tax basis therein, and (ii) the distribution will be treated as a redemption of stock, resulting in gain or loss to each holder of KFC Coop stock who receives shares of Taco Bell Coop stock in the distribution.

         Additional Provisions. At the time of the consummation of the transactions contemplated in the Agreement and Plan of Corporate Separation, the KFC Coop and the Taco Bell Coop will enter into a Continuing Services Agreement (the "Service Agreement"). Under the terms of the Service Agreement, the Taco Bell Coop will have the right to receive from the KFC Coop or the Unified Coop certain resources and assets (the "Resources") of the KFC Coop or the Unified Coop not included as part of the Taco Bell Assets, which may be attributable to the Taco Bell Coop's business and which the Taco Bell Coop may need to operate its business. The transfer of the Resources will only occur if the KFC Coop and the Taco Bell Coop determine that the transfer has become necessary for the operation of the Taco Bell Coop's business. The Resources which may be transferred from the KFC Coop to the Taco Bell Coop will include the following: computer support and information technology, payroll processing functions, general accounting support and general ledger assistance, and certain employees who perform functions relating to the Taco Bell business, including liabilities attributable to those employees. The Service Agreement will also provide that, for a specified time period, the KFC Coop or the Unified Coop will: (i) collect the distributor and Taco Bell Coop Member accounts receivable attributable to the Taco Bell Members on behalf of the Taco Bell Coop and (ii) pay the accounts payable attributable to the Taco Bell Members (including the Intercompany Liability generated to finance accounts receivable evidenced by the Promissory
Note) on behalf of the Taco Bell Coop. It is expected that 95% of the accounts payable and accounts receivable will be paid off within 90 days of the Closing Date.

         Following consummation of the transactions contemplated herein, the KFC Coop will no longer provide any services to Taco Bell Operators and will discontinue its patronage dividend program for Taco Bell Operators. Although Non-Tendering Members will retain their KFC Coop Membership Stock and KFC Coop Store Stock, they will otherwise not enjoy any of the benefits of being a Member of the KFC Coop, such as participation in a purchasing program.

OPERATING AGREEMENT

         Parties. The parties to the Operating Agreement, substantially in the form attached as Appendix B to this Proxy Statement, are the KFC Coop, the Taco Bell Coop and the Pizza Hut Coop (the "Unified Coop Members"), as the initial members of the Unified Coop. Tricon is a recognized third party beneficiary of the Operating Agreement.

         Purpose. The Operating Agreement describes the business of the Unified Coop. The Unified Coop will combine the purchasing volume for Goods and Equipment within and across Tricon's KFC, Taco Bell and Pizza Hut concepts in order to achieve the lowest possible store delivered costs for Operators. The Unified Coop will manage and operate purchasing programs for each of the Concept Coops consistent with the terms of management agreements between the Unified Coop and each Concept Coop ("Management Agreements"). (See "Purchasing Program Management Agreement" below.) The Unified Coop will attempt to negotiate the lowest possible sustainable prices for Goods and Equipment from suppliers approved by Tricon for sale either through the Unified Coop or directly by the supplier to approved distributors selected by the Unified Coop Members and the Operators represented by the Unified Coop Members. The Unified Coop will also assist the Unified Coop Members and Operators in negotiating and monitoring freight and distribution arrangements. The Unified Coop will provide other services for Unified Coop Members and Operators provided for in the Management Agreements.

         Operations. As may be more specifically provided in the Management Agreements, (a) the operation of the purchasing program of each Unified Coop Member will be conducted by the Unified Coop consistent with annual business plans and budgets approved by the Unified Coop and the Unified Coop Member, (b) each Unified Coop Member will be responsible for making available to the Unified Coop, pursuant to its loan agreements and Management Agreements, the capital and working capital necessary for conducting the purchasing program for the Unified Coop Member in a financially sound manner, and (c) each Unified Coop Member will indemnify and hold harmless the Unified Coop and each other Unified Coop Member for any operating or other losses or liabilities associated with the purchasing and other programs of the Unified Coop Member. Nothing in the Operating Agreement inhibits or prevents Unified Coop Members from competing with other Unified Coop Members or their affiliates in any line of commerce or any particular market. Neither a Unified Coop Member nor the Unified Coop has any authority to hold itself out as a general agent of the Unified Coop in any other business or activity.

         Distributions to Members. The Unified Coop's Net Cash Flow (defined generally to mean revenues minus expenses and reserves) will be retained by the Unified Coop for reinvestment in the Unified Coop's business, except that Net Cash Flow will be distributed annually in an amount equal to the federal and state income taxes due with respect to the Unified Coop's profits for a given year, assuming that the Unified Coop's profits are taxed at the highest applicable marginal rates. The Unified Coop may also determine to distribute additional Net Cash Flow over and above the amount necessary to cover the Concept Coops' taxes. The Unified Coop's Net Cash Flow arising out of the profits of the Unified Coop in a given taxable year will be distributed among the Concept Coops in accordance with their relative annual patronage for such year. Any distributions of Net Cash Flow in a given tax year in excess of that amount will be distributed among the Concept Coops in accordance with their relative Capital Account balances (calculated by excluding each Concept Coop's Capital Contributions to the Unified Coop). Notwithstanding any other provision of the Operating Agreement, no member of a Concept Coop will be entitled to patronage dividends from the Unified Coop. Members of a Concept Coop are entitled to patronage dividends only as provided by the certificate of incorporation and bylaws (the "Charter Documents") of their Concept Coop.

         Tax Allocations. The Unified Coop's profits and losses will generally be allocated annually for tax purposes among the Unified Coop Members in accordance with their relative annual Patronage for each respective year. Patronage is defined in the Operating Agreement to mean the amount of direct and indirect transactions between the Unified Coop and the three Concept Coops and Operators which qualify as patronage in the Charter Documents of each Concept Coop.

         Separate Capital Accounts. Each Concept Coop will have a Capital Account balance, representing that Coop's property interest in the Unified Coop. The Capital Account will initially be credited with the fair market value of the assets contributed to the Unified Coop by the Concept Coop, plus that Concept Coop's share of the Unified Coop's liabilities, minus the amount of the Concept Coop's liabilities assumed by the Concept Coop. A Concept Coop's Capital Account balance will increase by an amount equal to any profits allocated to the Concept Coop and decreased by allocations of losses and distributions of Net Cash Flow. Increases or decreases in a Concept Coop's share of the Unified Coop's liabilities will also increase or decrease the Concept Coop's Capital Account balance. Except as expressly provided in the Operating Agreement, no Unified Coop Member will be entitled to withdraw any part of such Unified Coop Member's Capital Contributions or Capital Account, or to receive any distribution from the Unified Coop.

         Additional Members. The Unified Coop may admit additional members from time to time at the election of the Unified Coop Board of Directors (the "Unified Board"), upon the terms and conditions determined by the Unified Board. A prerequisite to admission to membership in the Unified Coop will be the written agreement by the additional member to be bound by the terms of the Operating Agreement.

         The Unified Coop Board of Directors. The business and affairs of the Unified Coop will be managed by the Unified Board. The Unified Board will constitute the "manager" of the Unified Coop.

         The number of directors will be eight. Unless otherwise provided in each Concept Coop's bylaws, the Unified Board will consist of the Chairperson of the Board of each of the Concept Coops plus one additional representative selected by each of the Concept Coops plus two representatives selected by Tricon. Directors will be appointed annually by each of the Unified Coop Members and Tricon. No director of the Unified Coop appointed by a Concept Coop member may be affiliated with Tricon in any manner other than as a KFC, Taco Bell or Pizza Hut franchisee. Each member of the Unified Board must also be a voting member of the Board of Directors of a Concept Coop.

         A quorum of the Unified Board will consist of five-eighths (5/8) of the directors in office immediately before the meeting begins, including one director appointed by each of the Concept

Coops. If a quorum is present when a vote is taken, then the affirmative vote of five-eighths (5/8) of the votes possessed by the members of the entire Unified Board will be the act of the Unified Board provided such majority includes: (i) with respect to all matters the vote of at least one director appointed by each Concept Coop and (ii) with respect to "Tricon Matters" the vote of at least one director appointed by Tricon. "Tricon Matters" means either (i) the selection of the Unified Coop's first non-interim President/Chief Executive Officer, (ii) the admission of new members to the Unified Coop, (iii) the location of the headquarters of the Unified Coop, (iv) any amendment to the Operating Agreement or to the Articles of Organization of the Unified Coop, or (v) the conduct by the Unified Coop of a purchasing program for a restaurant concept not owned or franchised by Tricon; provided, however, that the Unified Coop may assist the KFC Coop in winding up and discontinuing such programs currently conducted by the KFC Coop.

         Withdrawal. Until December 31, 2003 (the "Withdrawal Date"), no
Unified Coop Member shall withdraw from the Unified Coop for any reason. A Unified Coop Member may withdraw at any time after the Withdrawal Date by giving the Unified Coop 30 days advance written notice of such Unified Coop Member's withdrawal from the Unified Coop. The redemption price payable by the Unified Coop for the Unified Coop Member's interest will be the "Contract Price." The Contract Price equals the balance of the withdrawing Unified Coop Member's Capital Account as of the end of the month immediately preceding the removal or withdrawal of a Unified Coop Member, provided that such Capital Account will be appropriately adjusted for any distribution by the Unified Coop which is not reflected in such Capital Account as of the close of such month. The Unified Coop will not be required to redeem a withdrawing Unified Coop Member's interest if the remaining Unified Coop Members elect to dissolve the Unified Coop.

         Indemnification. Under Kentucky law, a limited liability company has powers of indemnification. A member or manager may be indemnified for judgments, penalties, fines, settlements, and expenses incurred by that person in proceedings in connection with the person's official capacity in the limited liability company. The operating agreement of a limited liability company may also eliminate or limit the personal liability of a member or manager for monetary damages for breach of his or her duty of good faith, fair dealing, and loyalty. The Operating Agreement requires the Unified Coop to indemnify its officers, directors and members with respect to all threatened, pending or completed actions, suits or proceedings in which that person was, is, or is threatened to be made a named defendant or respondent because he or she is or was a director, officer or member of the Unified Coop, so long as the proceedings arise from that person's conduct in his or her official capacity with the Unified Coop.

         Director Liability. The Operating Agreement provides that each director and officer of the Unified Coop has a fiduciary duty of good faith, loyalty and fair dealing towards the Unified Coop and the Unified Coop Members. To discharge his or her duties in this fashion, a director must make inquiry into the business and affairs of the company, or into a particular action to be taken or decision to be made, with the care an ordinary prudent person in a like position would exercise under similar circumstances.

         The Operating Agreement eliminates the personal liability of directors to the Unified Coop and the Unified Coop Members for monetary damages for breach of his or her duties as a director. However, this does not eliminate or limit the liability of directors for: (a) any transaction in which the director's personal financial interest is in conflict with the financial interest of the Unified Coop or the Unified Coop Members; (b) acts or omissions not in good faith or which involve intentional misconduct or are known to the director to be a violation of law; (c) any vote for or assent to an unlawful distribution to Unified Coop Members which is prohibited by Kentucky law; and (d) any transaction from which the director derived an improper personal benefit.

ASSET CONTRIBUTION AND LIABILITY ASSUMPTION AGREEMENT

         Parties. The parties to the Asset Contribution and Liability Assumption Agreement, substantially in the form attached as Appendix C to this Proxy Statement, are the Unified Coop and the KFC Coop.

         Purpose. The Operating Agreement requires, among other things, that the KFC Coop make certain capital contributions to the Unified Coop in exchange for its membership interest therein. In satisfaction of that obligation, pursuant to the Asset Contribution and Liability Assumption Agreement, the KFC Coop will assign, transfer, deliver, and generally set over to the Unified Coop, and the Unified Coop agrees to accept and assume, certain "Assets," which means certain of its Contracts, Leases, Equipment, and Prepaid Assets (other than any of the same which are Taco Bell Coop Assets), as defined in the Asset Contribution and Liability Assumption Agreement. The Assets will not include any other assets of the KFC Coop, including, without limitation, any accounts receivable, cash or cash equivalents, goodwill or the capital stock of any subsidiary of the KFC Coop. In return, the Unified Coop will assume and agree to perform and discharge in full any and all of the KFC Coop's obligations and liabilities under its Contracts and Leases. Furthermore, in exchange for its contribution of the Assets to the Unified Coop, the KFC Coop will receive credit to its Capital Account in an amount equal to the value of the Assets on the balance sheet of the KFC Coop prepared as of the Closing Date in accordance with generally accepted accounting principles and as further defined in the Operating Agreement.

         KFC Coop Employees. The Unified Coop will make offers of employment to all of the current employees of the KFC Coop on terms and conditions substantially similar in the aggregate to those currently in effect between the KFC Coop and its employees, except for Mr. Henrion, as discussed below. To facilitate this, the KFC Coop will either layoff or terminate all of its employees as of the Closing Date. The Unified Coop will not otherwise purchase, recognize, assume or otherwise acquire any rights, obligations, assets or liabilities under, arising from, or resulting from any employment agreement in existence between the KFC Coop and any employee, or any person employed to consult with or perform services for, the KFC Coop. The Unified Coop Board has engaged William M. Mercer, Inc. to assist the Unified Coop in establishing human resources policies and benefit plans for the Unified Coop, as well as to assist in the integration of KFC Coop and SCM personnel.

         Thomas D. Henrion, President of the KFC Coop, the KFC Coop and the Unified Coop have reached a tentative agreement under which the Unified Coop will assume and increase the KFC Coop's obligations under an existing Supplemental Benefits/Consulting Agreement (the "Amended Consulting Agreement"). The Amended Consulting Agreement provides for Mr. Henrion to voluntarily resign his employment within 30 days following appointment of a CEO of the Unified Coop and, thereafter, to provide consulting services for up to two years at an increased rate of pay compared to the existing Supplemental Benefits/Consulting Agreement. Two years after his resignation, Mr. Henrion will receive a single lump sum payment of $500,000 in settlement of all remaining obligations of the KFC Coop and the Unified Coop to Mr. Henrion.

         Representations and Warranties. The Asset Contribution and Liability Assumption Agreement contains representations and warranties by the KFC Coop to the Unified Coop, among other things, that: (i) the KFC Coop is duly organized, validly existing and in good standing and has all necessary corporate power and authority to conduct the business of a purchasing cooperative and to execute, deliver and perform its obligations under the agreement; (ii) the agreement complies with the certificate of incorporation and bylaws of the KFC Coop, and any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to the KFC Coop; (iii) the KFC Coop has good and marketable title to the Assets free and clear of all liens, pledges, encumbrances, security interests, claims, charges, options and restrictions; (iv) the KFC Coop has performed all material obligations required to be performed by it under its Contracts and Leases, and the KFC Coop does not know of any other party that is in material default (or would be in default on the giving of notice or the lapse of time or both) under its Contracts or Leases; (v) there are no claims of any kind or any actions, suits, proceedings, arbitrations or investigations pending or, to the knowledge of the KFC Coop, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against, by or affecting the KFC Coop, or the KFC Coop's business or any of the Assets, in each case, which would have a material adverse effect on the business, except as specifically provided therein; (vi) the KFC Coop is not a party to, or negotiating, and has no obligations under, any agreement, collective bargaining or otherwise, with any party relating to the compensation or working conditions of any of the KFC Coop's employees, nor knows of any threatened labor disputes which might have a material adverse effect on the Assets; (vii) the employee benefit plans and policies maintained by the KFC Coop have been executed, managed and administered in material compliance with all applicable laws and the KFC Coop has no knowledge of any fact which would adversely affect the qualified status of any of the employee benefit plans; and (viii) the KFC Coop is in material compliance with all environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder.

         The Asset Contribution and Liability Assumption Agreement also contains representations and warranties by the Unified Coop to the KFC Coop, among other things, that the Unified Coop is duly organized, validly existing and in good standing and has all necessary corporate power and authority to conduct the business of a purchasing cooperative and to execute, deliver and perform its obligations under the Asset Contribution and Liability Assumption Agreement.

         Covenants of the KFC Coop. To the extent that the assignment of any of the Leases or Contracts or the transfer of any of the other Assets requires the consent of a third party, the Asset Contribution and Liability Assumption Agreement will not constitute an agreement to assign the same if an attempted assignment thereof, without the consent of the third party thereto, would constitute a breach thereof, but the KFC Coop will use its commercially reasonable efforts to obtain all such consents. If any such consent is not obtained or is obtainable only upon payment by the Unified Coop of amounts not otherwise required to be paid under the terms of such Contract or Lease, the KFC Coop will cooperate with the Unified Coop in any reasonable arrangement, which does not impose any additional expense on the Unified Coop, which is designed to provide for the Unified Coop the benefits under any such Contract or Lease, including enforcement for the benefit of the Unified Coop, at the expense of the KFC Coop, of any and all rights of the KFC Coop against any third party thereto arising out of the failure or refusal of such third party to consent to such assignment.

         Indemnification. The KFC Coop is obligated to indemnify and hold harmless the Unified Coop for any liabilities that may arise as a result of, among other things, any inaccuracy in any representation or warranty or any breach of any covenant by the KFC Coop contained in the Asset Contribution and Liability Assumption Agreement.

         The Unified Coop similarly is obligated to indemnify and hold harmless the KFC Coop for any liabilities that may arise as a result of, among other things, any inaccuracy in any representation or warranty or any breach of any covenant by the Unified Coop contained in the Asset Contribution and Liability Assumption Agreement.

         Federal Income Tax Consequences. Under the Asset Contribution and Liability Assumption Agreement, the KFC Coop will contribute certain assets and liabilities to the Unified Coop and receive in exchange a membership interest in the Unified Coop. The Unified Coop is a Kentucky limited liability company that will be treated as a partnership for federal income tax purposes. Under Sections 721 and 752 of the Code, the contribution of assets and liabilities by the KFC Coop to the Unified Coop will be tax-free to the KFC Coop and the Unified Coop, so long as the aggregate amount of the liabilities assumed by the Unified Coop from the KFC Coop does not exceed the aggregate of the KFC Coop's share of the Unified Coop's liabilities and the basis of the assets contributed by the KFC Coop.

PURCHASING PROGRAM MANAGEMENT AGREEMENT

         Parties and Term. A Purchasing Program Management Agreement, substantially in the form attached as Appendix D to this Proxy Statement, will be entered into between the Unified Coop and each Concept Coop. The initial term of each Purchasing Program Management Agreement extends through December 31, 2003, the Withdrawal Date. A Purchasing Program Management may be terminated on the Withdrawal Date or any December 31 thereafter upon one year's notice of termination.

         Purpose. The Purchasing Program Management Agreement sets forth the terms pursuant to which the Unified Coop will establish and administer a purchasing program on behalf of each Concept Coop.

         The management services to be provided by the Unified Coop will include negotiating the lowest possible sustainable prices for Goods and Equipment from suppliers approved by Tricon for sale through the Unified Coop or directly by the supplier to Tricon-approved distributors selected by the Unified Coop Members and the Operators represented by Members; assisting the Unified Coop Members and Operators in negotiating and monitoring freight and distribution arrangements; administering related insurance and other service programs; and negotiating arrangements such as master beverage agreements and regional poultry contracts. To provide these services, the Concept Coops agree that the Unified Coop purchasing program must be appropriately capitalized, financially self-sustaining, and operated on a cooperative basis

         Operation of the Purchasing Program. The Unified Coop will (i) purchase, inventory and stage and/or arrange for the purchase, inventory and staging of Goods and Equipment for sale or resale to Operators and/or their distributors, (ii) negotiate purchase arrangements with suppliers of Goods and Equipment who sell directly to distributors and/or Operators, (iii) assist the Concept Coops in negotiating with distributors of Goods and Equipment, (iv) monitor distributor performance, (v) work with regional purchasing groups of Operators, and (vi) make available to the Concept Coops and Operators other programs such as health and property insurance programs.

         Commitment of the Concept Coops. The Concept Coops will advise, counsel with and assist the Unified Coop with respect to the establishment and operation of the purchasing programs, including, but not limited to (i) advising the Unified Coop in connection with the designation of Goods and Equipment to be purchased and sold through the Unified Coop; (ii) advising the Unified Coop with respect to appropriate suppliers; (iii) assisting the Unified Coop in obtaining approvals or consents, if required, from Tricon for the Unified Coop designated suppliers or distributors to implement and participate in the purchasing programs with respect to trademark or proprietary items; (iv) providing the Unified Coop with budgets and providing for financially sustainable programs;
(v) providing sufficient capital and loans to the Unified Coop consistent with the provisions of the Operating Agreement to sustain the purchasing programs;
(vi) providing input to the Unified Coop on service levels and programs in which the Concept Coops and their members desire to participate; (vii) developing the Concept Coops' patronage dividend policies; (viii) establishing policies with respect to sales to non-Concept Coop members; and (ix) assisting the Unified Coop in such other ways as the Unified Coop may reasonably request.

         Margins and Distributor Fees. The Purchasing Program Management Agreement sets forth limitations on Margins and Distributor Fees, as defined, on Goods and Equipment sold to Operators directly or through distributors. The Unified Coop will establish the lowest possible Margins on Title Transactions and the lowest possible fees on Contract Transactions necessary to sustain its purchasing program, while maintaining prudent working capital reserves and providing a sound operational basis for its purchasing program.

         Return of Income to Concept Coops. Within 60 days after the end of each fiscal quarter, the Unified Coop will pay each Concept Coop an amount equal to 70% of the income generated by the Unified Coop from each respective purchasing program, net of all expenses allocable to the purchasing program for such quarter. Within 60 days of the end of each fiscal year, the Unified Coop will pay each Concept Coop an amount equal to 90% of any net income generated by its purchasing program, less any quarterly payments described above. If a purchasing program generates a net loss for a fiscal quarter or fiscal year, the Concept Coop will reimburse the Unified Coop for any and all of such net loss.

         Trademark Licenses. The Concept Coops will grant to the Unified Coop royalty-free rights and licenses to use the Concept Coops' trade names and trademarks, if used solely in connection with the purchasing programs.

         Indemnification. The Unified Coop will indemnify and hold harmless the Concept Coops, and the Concept Coops will indemnify and hold harmless the Unified Coop, against any and all expenses, costs, claims, demands, causes of action and resulting settlements, awards, judgments, losses, deficiencies, liabilities and damages (including reasonable counsel and accountants' fees and expenses) incurred or suffered by either party as a result of (i) the unlawful, negligent or otherwise wrongful acts or omissions of the other party or any of its employees or agents in connection with the party's performance under the Purchasing Program Management Agreement, or (ii) a party's breach of any representation, covenant, term or provision of the Purchasing Program Management Agreement. A party's entitlement to indemnification will extend to such party's officers, directors, employees, legal counsel, accountants, and other agents and representatives.

         Representations and Warranties. The Unified Coop represents and warrants to the Concept Coops, and the Concept Coops represent and warrant to the Unified Coop, that: (i) each has full right, power and authority to enter into the Purchasing Program Management Agreement and perform its obligations hereunder; (ii) the execution and delivery of the Purchasing Program Management Agreement, the consummation of the transactions contemplated thereby, and the performance and fulfillment of its obligations and undertakings thereunder will not violate any provision of, or result in the breach of (a) any applicable law, ordinance, rule or regulation of any governmental body, (b) the Charter Documents of either party, (c) any agreement or undertaking to which, to its knowledge, without due inquiry, either party is a party or by which it may be bound, or (d) any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to either party; and (iii) the execution and delivery of, and the performance and consummation of the transactions contemplated by, the Purchasing Program Management Agreement have been duly authorized by all requisite actions of the parties.

         Federal Income Tax Consequences of Patronage Income. Under the Purchasing Program Management Agreements, income generated through the management services provided by the Unified Coop will be retained in part as consideration for the Unified Coop's services, with the balance paid to each Concept Coop. The KFC Coop believes, based on applicable authorities, that payments by the Unified Coop to a Concept Coop under the applicable Purchasing Program Management Agreement will qualify for patronage dividend characterization under Section 1381 through 1388 of the Code, so long as such amounts not retained by the Concept Coop for capital and reserves are distributed to the Concept Coop's shareholders in accordance with the Charter Documents of each Concept Coop. The KFC Coop, however, has not and does not intend to apply for a ruling from the Internal Revenue Service with respect to the characterization of the payments for federal income tax purposes. If the Internal Revenue Service challenged the characterization of the payments and was successful, then the Concept Coop would be liable for taxes and interest for any amounts disallowed as exclusions from its taxable income.

         THE TRICON AGREEMENTS

         The Unified Coop and Tricon will enter into the Tricon Purchasing Coop Agreement (the "Tricon Purchasing Coop Agreement") and the SCM Transfer Agreement (the "SCM Transfer Agreement"), both dated as of the Closing Date (collectively, the "Tricon Agreements"). The Tricon Purchasing Coop Agreement sets forth Tricon's commitment to the purchasing programs of the Unified Coop and the Concept Coops, Tricon's supplier and distributor processes, aspects of the relationships between Tricon and suppliers and distributors, and coordination of the Unified Coop's purchasing activities with the marketing, promotion, and other programs and projects of Tricon. The SCM Transfer Agreement sets forth provisions concerning the Unified Coop employment of Tricon SCM personnel and the assumption by the Unified Coop of certain SCM purchasing arrangements for Goods and Equipment.

         Tricon will designate the Unified Coop as the exclusive administrator of purchasing programs, operated on behalf of the Concept Coops, for all Tricon owned and operated Retail Outlets. Tricon is also contributing $400,000 to the Unified Coop to assist the Unified Coop with specific expenses incurred in its organization and in establishing its purchasing programs. Tricon is expected to become and remain a member of each Concept Coop, in accordance with the policies and requirements of each Concept Coop.

         Pursuant to the terms of the Tricon Agreements, Tricon agrees to purchase through the Unified Coop "virtually all" of the Goods and Equipment needed for the Tricon operated Retail Outlets. Furthermore, Tricon agrees to transfer to the Unified Coop, and the Unified Coop agrees to assume, certain of Tricon's contracts and commitments involving the purchase or sale of Goods and Equipment. The Unified Coop will also make offers of employment to all of the current employees of Tricon who are engaged primarily in the purchase or sale of Goods and Equipment for use or consumption by Operators.

         Tricon will have the exclusive right and obligation with respect to the purchase and distribution of Goods and Equipment including, without limitation, to (i) designate and terminate approved suppliers and approved distributors, with significant franchisee involvement, (ii) designate approved Goods and Equipment, and (iii) develop, designate, modify and update specifications for Goods and Equipment.

         Tricon will also abide by the terms of the "Sheltered Income" provisions of the Tricon Purchasing Coop Agreement which provide that neither Tricon nor the Unified Coop will receive or benefit from any Sheltered Income in connection with Goods or Equipment purchased or used by Retail Outlets, nor shall either authorize any approved supplier, approved distributor, or Concept Coop to receive or benefit from Sheltered Income, subject to the few exceptions listed in the Tricon

Purchasing Coop Agreement. The Tricon Purchasing Coop Agreement does not limit or prohibit the right of the Unified Coop or any Concept Coop to benefit from any Sheltered Income, provided that the Unified Coop shares, and causes each Concept Coop to share, such Sheltered Income among each applicable Operator (including Tricon) based on the dollar volume of the purchases of such Operator that gave rise to the receipt or benefit of such Sheltered Income.

AMENDMENTS TO THE KFC COOP'S BYLAWS

         The KFC Coop Board has made two substantive changes to the KFC Coop Bylaws, substantially in the form attached as Appendix E to this Proxy Statement, conditioned on the approval of the Corporate Reorganization. The KFC Coop Board also retains the right under Article IX of its Certificate of Incorporation to make, adopt, amend or repeal the KFC Coop Bylaws, subject to the right of Members to adopt, amend or repeal the KFC Coop Bylaws.

         Patronage Dividend Program. The KFC Coop Board has updated the provisions of the KFC Coop Bylaws governing the patronage dividend program to conform its operations with those of the Unified Coop and the other Concept Coops, pursuant to the Operating Agreement. After the Unified Coop makes tax distributions to the Unified Coop Members, the Unified Coop may distribute additional Net Cash Flow to the Unified Coop Members in accordance with the sum of their Capital Accounts less the amount of each Unified Coop Member's Capital Contribution. No Unified Coop Member is entitled to patronage, but rather may pass such distributions on to the Concept Coop members in accordance with the provisions of their respective patronage dividend programs. This patronage dividend program contemplates separate patronage pools for each Unified Coop Member's Title Transactions and Contract Transactions.

         The Operating Agreement prohibits Unified Coop Members from altering their patronage dividend programs without the consent of the Unified Coop Board.

         Changes to Reflect Taco Bell Spinoff. The KFC Coop Board has amended the KFC Coop Bylaws to reflect the division of its business, conditioned on the approval of the Agreement and Plan of Corporate Separation. These changes include a provision which causes any Taco Bell Members who do not tender their shares of KFC Coop stock in the Tender Offer to only be eligible to hold Series N KFC Coop Membership Stock. If any Members of Series N remain, they will be entitled to elect one member of the KFC Coop Board. Other administrative amendments to the KFC Coop Bylaws are planned to reflect the Taco Bell split-off.

CANADIAN OPERATIONS

         Canada Subsidiary. The KFC Coop currently operates its purchasing program for KFC Operators in Canada through a wholly owned subsidiary (the "Canada Subsidiary"). For fiscal year 1997, the Canada Subsidiary had net sales of $50,938,845 and a net income of $61,825 (all dollar amounts in this section are in U.S. dollars); this represented 8.4% of the net sales and 8.2% of the net income of the KFC Coop. As of July 31, 1998, the Canada Subsidiary had year-to-date net sales of $34,435,071 and year-to-date net income of $1,375; this represents 7.3% of the net sales and 0.5% of the net income of the KFC Coop. (The foregoing net sales and net income figures are based on the KFC Coop's unaudited financial statements for the Canada Subsidiary.) As of October 31, 1998, of the 694 shares of KFC Coop Membership Stock outstanding, Operators in Canada who hold Series M shares own 49 shares and Scott's Restaurants Inc. ("Scott's") owns the Series I share. Of the 6,653 shares of KFC Coop Store Stock outstanding, Operators in Canada own 548 shares.

         Canada Coop. It is anticipated that at the time of or shortly following the Corporate Reorganization a new unified purchasing cooperative will be organized for KFC, Taco Bell, and Pizza Hut Operators in Canada (the "Canada Coop"). The Canada Coop would be a member of the Unified Coop, but unlike the Concept Coops and Tricon which are each represented on the Unified Board by two voting directors, the Canada Coop would be represented by a director who has no vote, except on Canada Matters, as would be defined in an amendment to the Operating Agreement. As of the date of this Proxy Statement, there can be no assurance that a Canada Coop will be organized and become a member of the Unified Coop.

         Unlike the Concept Coops, the Canada Coop would directly operate a purchasing program for Goods used by Operators in Canada. The Unified Coop would likely operate a purchasing program for Equipment used by Operators in Canada. The Canada Coop would enter into a purchasing cooperative agreement with Tricon, on terms similar to the Tricon Purchasing Coop Agreement, that describes Tricon's commitment to the Canada Coop and its purchasing programs.

          It is currently expected that the stockholder members of the Canada Coop would be Operators of KFC, Taco Bell, and Pizza Hut Retail Outlets in Canada, including Tricon, and would each own one share of Canada Coop membership common stock and that number of shares of Canada Coop store common stock required by its bylaws. Various options are currently being considered to structure the transfer of ownership in the KFC Coop by its Members holding Series M (Canada) and Series I (Scott's) KFC Coop Membership Stock, and their KFC Coop Store Stock, to an ownership interest in the Canada Coop.

         The Canada Coop Board of Directors would likely consist of nine members; Tricon Canada and Canadian Operators of KFC, Taco Bell, and Pizza Hut Retail Outlets would each be represented by two directors and Scott's would initially be represented by one director.

          There will be no Canadian concept coops. The KFC Coop plans to consider amendments to its bylaws which would permit KFC Operators in Canada to continue to be represented on the KFC Coop Board by either voting or non-voting directors. Taco Bell and Pizza Hut Operators in Canada would be represented on their respective Concept Coop boards of directors by one non-voting director.

         Although the organization and operations of the Canada Coop are expected to differ from those of the Unified Coop, the goals of the Canada Coop would be consistent with those of the Unified Coop, including reducing store delivered costs to Operators in Canada.

         Scott's. Scott's is the owner and operator of [303] KFC Retail Outlets in Canada. Scott's owns the only share of KFC Coop Membership Common Stock in Series I and [303] shares of KFC Coop Store Common Stock. Scott's elects the director who represents Series I on the KFC Coop Board. The KFC Coop Bylaws provides that if Scott's, at any time, owns or operates less than 100 KFC Retail Outlets in Canada then the share of KFC Coop Membership Stock owned by Scott's will be exchanged for one share of KFC Coop Membership Common Stock in Series M.

         On October 30, 1998, Scott's announced that it had signed a definitive agreement with Tricon to sell selected KFC Retail Outlets to the public by way of an income trust. The agreement provides that Scott's will not be obligated to proceed with the transaction if the net proceeds to Scott's from the public offering are less than $160 million. The proposed sale is subject to approval by Scott's shareholders and market conditions at the time of the offering. It is the intention of Scott's and Tricon that the transaction be completed irrespective of further litigation between the parties regarding Scott's franchise agreement. The closing date for the transaction is scheduled for March 1, 1999. Once closed, Scott's and Tricon will exchange mutual releases with respect to the litigation. If the transaction is not successfully completed, their agreement provides that Scott's and Tricon will negotiate alternate strategies for the disposition of Scott's KFC business.

         Given the tentative nature of the Scott's-Tricon agreement, it is unclear what effect the consummation of the transaction would have on the Scott's, or resulting income trust's, representation on the board of directors of both the KFC Coop and the Canada Coop and whether the KFC Coop will amend its Charter Documents to maintain the same level of participation by Scott's or the resulting income trust.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         One member of the KFC Coop Board and management may be deemed to have certain interests in the Corporate Reorganization that are in addition to his interests as a director and officer. The KFC Coop Board is aware of this interest and has considered it, among other matters, in approving the Corporate Reorganization and the transactions contemplated thereby.

         Thomas D. Henrion, President of the KFC Coop, the KFC Coop and the Unified Coop have reached a tentative agreement under which the Unified Coop will assume and increase the KFC Coop's obligations under an existing Supplemental Benefits/Consulting Agreement (the "Amended Consulting Agreement"). The Amended Consulting Agreement provides for Mr. Henrion to voluntarily resign his employment within 30 days following appointment of a CEO of the Unified Coop and, thereafter, to provide consulting services for up to two years at an increased rate of pay compared to the existing Supplemental Benefits/Consulting Agreement. Two years after his resignation, Mr. Henrion will receive a single lump sum payment of $500,000 in settlement of all remaining obligations of the KFC Coop and the Unified Coop to Mr. Henrion.

                FAILURE OF THE CORPORATE REORGANIZATION PROPOSAL

         If the Corporate Reorganization proposal fails to receive the required affirmative votes of Holders of Record, the KFC Coop will not enter into the Corporate Reorganization Agreements, but will continue to operate in a manner and structure consistent with its operations as of the date of this Proxy Statement. The KFC Coop would expect to continue discussions with Tricon and franchisees to explore alternative ways of reducing store delivered costs to Retail Outlets and achieving the other goals stated herein.

                         MANAGEMENT OF THE COOPERATIVES

KFC COOP

         The following table lists, in addition to other information, the directors and certain executive officers of the KFC Coop as of October 31, 1998, their ages, their position with the KFC Coop, their present principal occupations, and the number and percentages of shares of KFC Coop Store Stock beneficially owned, directly or indirectly, by each. The information provided with respect to the ages and number of shares beneficially owned is as of October 31, 1998.

                                         POSITIONS AND       YEAR FIRST
                                            OFFICES            BECAME
                                           CURRENTLY         DIRECTOR OR          TERM AS
                                           HELD WITH          EXECUTIVE          DIRECTOR            SERIES
NAME                           AGE         KFC COOP            OFFICER            EXPIRES          REPRESENTED
----                           ---         --------            -------            -------          -----------
--------------------------------------------------------------------------------------------------------------
William E. Allen                58         Director,            1988               2000                 F
                                           Secretary
--------------------------------------------------------------------------------------------------------------
Anthony Basile                  56         Director,            1997               1998           Taco Bell at
                                           Treasurer                                                  Large
--------------------------------------------------------------------------------------------------------------
James G. Cocolin                48         Director             1996               1999                 C
--------------------------------------------------------------------------------------------------------------
Lois G. Foust                   53         Director             1997               1998                 L
--------------------------------------------------------------------------------------------------------------
Edward J. Henriquez, Jr.        60         Director             1994               1999                 J
--------------------------------------------------------------------------------------------------------------
Paul A. Houston                 48         Director             1995               2000                 I



--------------------------------------------------------------------------------------------------------------
Grover G. Moss                  53         Director             1994               1998                 O
--------------------------------------------------------------------------------------------------------------
David G. Neal                   51         Director,            1991+              2000                 E
                                          Chairman of
                                           the Board
--------------------------------------------------------------------------------------------------------------

                                                      KFC
                                 PRESENT             STORE           PERCENT OF
                                PRINCIPAL            STOCK              STORE
NAME                           OCCUPATION          OWNERSHIP         OUTSTANDING
----                           ----------          ---------         -----------
--------------------------------------------------------------------------------
William E. Allen                Operator               6                 **

--------------------------------------------------------------------------------
Anthony Basile                  Operator              26                 **

--------------------------------------------------------------------------------
James G. Cocolin                Operator              10                 **
--------------------------------------------------------------------------------
Lois G. Foust                   Operator               2                 **
--------------------------------------------------------------------------------
Edward J. Henriquez, Jr.        Operator              12                 **
--------------------------------------------------------------------------------
Paul A. Houston               President of           367                6.0
                                 Scott's
                              Restaurants,
                                  Inc.
--------------------------------------------------------------------------------
Grover G. Moss                  Operator              10                 **
--------------------------------------------------------------------------------
David G. Neal                   Operator              94                1.5


--------------------------------------------------------------------------------

                                         POSITIONS AND       YEAR FIRST
                                            OFFICES            BECAME
                                           CURRENTLY         DIRECTOR OR          TERM AS
                                           HELD WITH          EXECUTIVE          DIRECTOR
NAME                           AGE        COOPERATIVE          OFFICER            EXPIRES
----                           ---        -----------          -------            -------
-----------------------------------------------------------------------------------------
James D. Olson                  47         Director             1997               1998
-----------------------------------------------------------------------------------------
Ben E. Edwards                             Director             1998++             1999
-----------------------------------------------------------------------------------------
Darlene L. Pfeiffer             60         Director             1997               1998
-----------------------------------------------------------------------------------------
Edward W. Rhawn                 59         Director             1992               1999
-----------------------------------------------------------------------------------------
Burney Royster                          Director, Vice          1998++             2000
                                           Chairman
-----------------------------------------------------------------------------------------
Dean M. Sorgdrager              35         Director             1996               1999
-----------------------------------------------------------------------------------------
Robert C. Carle                            Director             1998               1999
-----------------------------------------------------------------------------------------
Ronald J. Young                 39         Director             1993               2000
-----------------------------------------------------------------------------------------
David Paradise                  47        Non-voting            1997                 --
                                          Director+++
-----------------------------------------------------------------------------------------
Thomas D. Henrion               55         Director,            1980                 --
                                           President,
                                             Chief
                                           Executive
                                            Officer
-----------------------------------------------------------------------------------------


                                                                          STORE
                                                      PRESENT            COMMON           PERCENT OF
                                   SERIES            PRINCIPAL            STOCK              STORE
NAME                             REPRESENTED        OCCUPATION          OWNERSHIP         OUTSTANDING
----                             -----------        ----------          ---------         -----------
-----------------------------------------------------------------------------------------------------
James D. Olson                        H             President of          266                4.3
                                                      Harman
                                                    Management
                                                    Corporation
-----------------------------------------------------------------------------------------------------
Ben E. Edwards                        B              Operator              10                 **
-----------------------------------------------------------------------------------------------------
Darlene L. Pfeiffer                   L              Operator               4                 **
-----------------------------------------------------------------------------------------------------
Edward W. Rhawn                  Independent        Chairman of            --                 --
                                                       Rhawn
                                                    Enterprises,
                                                       Inc.
-----------------------------------------------------------------------------------------------------
Burney Royster                        A              Operator               4                 **

-----------------------------------------------------------------------------------------------------
Dean M. Sorgdrager                    G              Operator               1                 **
-----------------------------------------------------------------------------------------------------
Robert C. Carle                       D              Operator               7                 **
-----------------------------------------------------------------------------------------------------
Ronald J. Young                       M              Operator              12                 **
-----------------------------------------------------------------------------------------------------
David Paradise                        --             Operator               9                 **
-----------------------------------------------------------------------------------------------------
Thomas D. Henrion                     --             President,            --                 --
                                                        Chief
                                                     Executive
                                                     Officer,
                                                    Cooperative
-----------------------------------------------------------------------------------------------------

                                         POSITIONS AND       YEAR FIRST
                                            OFFICES            BECAME
                                           CURRENTLY         DIRECTOR OR          TERM AS
                                           HELD WITH          EXECUTIVE           DIRECTOR
NAME                           AGE        COOPERATIVE          OFFICER            EXPIRES
----                           ---        -----------          -------            -------
------------------------------------------------------------------------------------------
William V. Holden               48           Vice               1985                --
                                          President,
                                             Chief
                                           Financial
                                            Officer

------------------------------------------------------------------------------------------
W. Thomas Hutcherson            51           Vice               1982                --
                                          President,
                                          Purchasing
------------------------------------------------------------------------------------------
Kenneth L. Hartung              50      Vice President          1993                --


------------------------------------------------------------------------------------------
John W. Inwright                41           Vice               1991                --
                                          President,
                                          Operations
------------------------------------------------------------------------------------------
Carol L. Mudd                   43           Vice               1997                --
                                          President,
                                             Human
                                           Resources
------------------------------------------------------------------------------------------

                                                                               STORE
                                                           PRESENT            COMMON           PERCENT OF
                                         SERIES           PRINCIPAL            STOCK              STORE
NAME                                  REPRESENTED        OCCUPATION          OWNERSHIP         OUTSTANDING
----                                  -----------        ----------          ---------         -----------
----------------------------------------------------------------------------------------------------------
William V. Holden                         --                Vice                --                 --
                                                         President,
                                                            Chief
                                                          Financial
                                                          Officer,
                                                         Cooperative
----------------------------------------------------------------------------------------------------------
W. Thomas Hutcherson                      --                Vice                --                 --
                                                         President,
                                                         Cooperative
----------------------------------------------------------------------------------------------------------
Kenneth L. Hartung                        --                Vice                --                 --
                                                         President,
                                                         Cooperative
----------------------------------------------------------------------------------------------------------
John W. Inwright                          --                Vice                --                 --
                                                         President,
                                                         Cooperative
----------------------------------------------------------------------------------------------------------
Carol L. Mudd                             --                Vice                --                 --
                                                         President,
                                                         Cooperative

----------------------------------------------------------------------------------------------------------
All directors and officers as a group (23 persons) ++++                        852               13.9
----------------------------------------------------------------------------------------------------------

* KFC Management has purchased one share of Series K Membership Common Stock. In 1989, both directors representing KFC Management resigned as members of the Board of Directors. KFC Management has not taken any action to fill the vacancies and has not indicated whether it will take action in the future to fill the vacancies. The total number of shares of Store Common Stock listed as owned by directors and officers does not include the 2,028 shares of Store Common Stock believed by the Cooperative to be owned by KFC Management or affiliates, representing approximately 33.0% of the Store Common Stock outstanding.

**       Less than one-half of one percent.

+ Mr. Neal has previously served on the Board of Directors of the Cooperative as one of the two directors representing the National Franchise Advisory Council, the former holder of the Series L share of Membership Common Stock. He first began serving on the Board of Directors as a representative of Series E in February 1991.

++ Previously served as a director appointed by the National Franchisee Advisory Council.

+++ Mr. Paradise is a Taco Bell Operator chosen to serve at the pleasure of the Board of Directors as a non-voting member of the Board of Directors after consultation with the Taco Bell Operators serving as directors and FRANMAC.

++++ Each director, other than Messrs. Henrion and Rhawn, is, or is affiliated with a member which is, the owner of one share of Membership Common Stock; Mr. Peck is affiliated with a member which is the owner of two shares of Membership Common Stock. All directors and officers as a group (23 persons) own 17 shares of Membership Common Stock, 2.6 percent of the total number of Shares of Membership Common Stock outstanding. The Store Common Stock ownership reflects the number of shares which each director, other than Messrs. Henrion and Rhawn, owns or which is owned by the member with which the director is affiliated. Except as required by law, Store Common Stock has no voting rights. Messrs. Henrion and Rhawn are neither the owners, nor affiliates of the owners, of any Membership or Store Common Stock.

TACO BELL COOP

         The initial members of the Taco Bell Coop Board are:

                  Anthony Basile                              Thomas M. Cook
                  Chicago Diversified Foods, Corp.            Chairman
                  400 E. 22nd Street, Suite E                 Cardinal Restaurants, Inc.
                  Lombard, IL  60148                          1700 Washington Street
                                                              Vancouver, WA  98660

                  Max Craig*                                  Karl James
                  Chief Financial Officer                     Golden West Taco, Inc.
                  Taco Bell Corp.                             PO Box 8450
                  17901 Van Karman                            Rancho Santa Fe, CA  92067
                  Irvine, CA  92714-6212

                  George Kentris                              Grover Moss
                  K&K Restaurants, Inc.                       E.T. Tacos, Inc.
                  431 E. Main Cross Street                    1426 University Avenue
                  Findlay, OH  45840                          Riverside, CA  92507

                  David Paradise                              Mary Wagner*
                  Paradise Foods                              Sr. Vice President of Technology & Quality
                  P.O. Box 1124                               Taco Bell Corp.
                  Natchez, MS  39121                          17901 Van Karman
                                                              Irvine, CA  92714-6212


                  *Tricon representative

UNIFIED COOP

         The initial members of the Unified Board are:

                  Christian L. Campbell*                               Thomas M. Cook***
                  Sr. Vice President and General Counsel               Chairman
                  Tricon Global Restaurants, Inc.                      Cardinal Restaurants, Inc.
                  1441 Gardiner Lane                                   1700 Washington Street
                  Louisville, KY  40213                                Vancouver, WA  98660

                  David G. Neal**                                      Robert Lowes*
                  JRN, Inc.                                            Chief Financial Officer
                  201 West 7th Street                                  Tricon Global Restaurants, Inc.
                  Columbia, TN  38401                                  1441 Gardiner Lane
                                                                       Louisville, KY  40213

                  David E. Paradise***                                 Burney Royster**
                  Paradise Foods                                       Royster Enterprises, Inc.
                  417 Main Street                                      1110 W. Michigan
                  Natchez, MS  39121                                   Jackson, MI  49204

                  Jim Schwartz****                                     Ken Wagnon****
                  President/Chief Operating Officer                    Capital Enterprises, Inc.
                  NPC International                                    3445 North Webb Rd.
                  14400 College Boulevard - Suite 201                  Wichita, KS  67226
                  Lenexa, KS  66215


                  * Tricon representative
                  ** KFC Coop representative
                  *** Taco Bell Coop representative
                  **** Pizza Hut Coop representative

           MARKET AND PRICE FOR THE KFC COOP AND TACO BELL COOP STOCK

         No class of the KFC Coop's or Taco Bell Coop's capital stock is or will be listed on an exchange or traded in any other public trading market. All KFC Coop stock and Taco Bell Coop stock is and will be issued only to Operators. The KFC Coop Members purchase KFC Coop Membership Stock and KFC Coop Store Stock to participate in the KFC Coop's programs for its members, including the patronage dividend program and the KFC Coop purchasing programs, and to participate in the KFC Coop's management through the election of directors. The KFC Coop Members do not purchase KFC Coop stock with any expectation of return on their investment through stock appreciation or per share dividends. Tendering Members and other prospective Taco Bell Coop shareholder members should also not expect a return on their investment in Taco Bell

Coop stock through stock appreciation or per share dividends, but should purchase Taco Bell Coop stock to participate in the Taco Bell Coop's programs for members.

         Since July 1, 1983, the KFC Coop has offered shares of KFC Coop Membership Stock at $10 per share and shares of KFC Coop Store Stock at $400 per share. Taco Bell Coop Membership Stock will be initially priced at $10 per share and Taco Bell Coop Store Stock will be initially priced at $400 per share.

           SHARES OUTSTANDING OF KFC COOP STOCK AS OF OCTOBER 31, 1998

     Description            Series Represented   Membership Stock   Store Stock
     -----------            ------------------   ----------------   -----------

     KFC Members            A - H, K, L                 539            5,119

     Taco Bell Members      N and O                      94              756

     Canada Members         M and I                      49              548

     International Members  J                            12              230
                                                        ---            -----
              Total                                     694            6,653


                      DESCRIPTION OF KFC COOP CAPITAL STOCK

INTRODUCTION

         Membership in the KFC Coop is currently limited to Operators of KFC and Taco Bell Retail Outlets. Each Operator desiring membership in the KFC Coop is required to purchase one share of KFC Coop Membership Stock regardless of the number of Retail Outlets operated and to purchase a number of shares of KFC Coop Store Stock which equals either (i) the total number of KFC Retail Outlets located in the United States owned and operated by that Operator, (ii) the total number of Retail Outlets located in a Foreign Territory owned and operated by that Operator, (iii) the total number of KFC Retail Outlets located in Canada owned and operated by that Operator or (iv) the total number of Taco Bell Retail Outlets wherever located owned and operated by that Operator. If a Member at any time becomes an Operator of additional KFC Retail Outlets within the United States, within a Foreign Territory, or within Canada, or of additional Taco Bell Retail Outlets, wherever located, the Operator must purchase one additional share of KFC Coop Store Stock for each such additional Retail Outlet. To assist the KFC Coop in negotiating purchase contracts, Members are asked from time to time for a good faith best estimate of purchasing intentions, but responses are not required as a condition of membership. No purchase commitment is required as a condition of membership or, except with respect to advance purchase commitments for certain commodities, as a condition to purchasing from or through the KFC Coop. As of

October 31, 1998, there were 694 shares of KFC Coop Membership Stock and 6,653 shares of KFC Coop Store Stock outstanding.

KFC COOP MEMBERSHIP STOCK

         The KFC Coop is authorized to issue 2,000 shares of KFC Coop Membership Stock, no par value, of which 694 shares were issued and outstanding on October 31, 1998. The following description of KFC Coop Membership Stock is qualified in all respects by the KFC Coop Certificate of Incorporation and Bylaws.

         Issuance in Series. KFC Coop Membership Stock is offered and issued in series, as discussed below. Currently, the KFC Coop has provided for Series A-Q. The KFC Coop's Certificate of Incorporation also provides for nine series of KFC Coop Membership Stock which are designated Series R-Z. The KFC Coop Board has no current intention to issue any shares of the Series R-Z KFC Coop Membership Stock and is prohibited from doing so without further amendment of its Bylaws.

         KFC Operators. Operators of KFC Retail Outlets, except for KFC Management, the NCAC, Harman and Scott's, as defined in the KFC Coop Bylaws, are entitled to purchase one share of KFC Coop Membership Stock in Series A-G, inclusive, depending upon their being deemed to operate a KFC Retail Outlet in one or more of the geographic areas designated below:

         Series                      Area
         A        -        Indiana, Michigan, Ohio and West Virginia

         B        -        Arkansas, Colorado, Kansas, Missouri, New Mexico, Oklahoma and Texas

         C        -        Connecticut, Delaware, District of Columbia, Maine, Maryland,
                           Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania,
                           Rhode Island and Vermont

         D        -        Alaska, Hawaii, Idaho, Montana, Oregon, Washington and Wyoming

         E        -        Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North
                           Carolina, South Carolina, Tennessee and Virginia

         F        -        Illinois, Iowa, Minnesota, Nebraska, North Dakota, South Dakota and
                           Wisconsin

         G        -        Arizona, California, Nevada and Utah

         Harman has purchased one share of Series H KFC Coop Membership Stock. Scott's has purchased one share of Series I KFC Coop Membership Stock. Operators of KFC Retail Outlets in Foreign Territories are entitled to purchase one share of Series J KFC Coop Membership Stock. KFC Management has purchased one share of Series K KFC Coop Membership Stock and the NCAC has purchased one share of Series L KFC Coop Membership Stock. Operators of KFC Retail Outlets in Canada, including Tricon (Canada), are entitled to each purchase one share of Series M KFC Coop Membership Stock.

         The Series H and I KFC Coop Membership Stock held by Harman and Scott's, respectively, provide for the election of one director and the series of such stock held by KFC Management and the NCAC provide for the election of two directors. The KFC Coop Bylaws provide that if Harman or Scott's at any time owns or operates fewer than 100 KFC Retail Outlets, or if KFC Management owns or operates fewer than 200 KFC Retail Outlets, then the share of KFC Coop Membership Stock owned by said Operators must be exchanged for one share of KFC Coop Membership Stock of such other series as such Operator is otherwise eligible to purchase.

         Taco Bell Operators. The KFC Coop Bylaws designate Series N-Q as series available to Taco Bell Operators. Upon completion of the Corporate Reorganization, the KFC Coop Bylaws will be amended so that Taco Bell Operators are only eligible to own shares of Series N KFC Coop Membership Stock.

         Voting Rights. Each class of Series A-J and M-O KFC Coop Membership Stock is entitled to elect one member of the KFC Coop Board. Series K and L holders are entitled to elect two members of the KFC Coop Board. However, until and unless the holders of Series J and M KFC Coop Membership Stock hold 100 or more shares of KFC Coop Store Stock purchased or held with respect to Retail Outlets located in the specified region, the Series J or Series M member of the KFC Coop Board will not be nominated by a holder of Series J or Series M KFC Coop Membership Stock, as the case may be, but will be elected by a plurality vote of all the shares of KFC Coop Membership Stock entitled to vote at the Annual Meeting. Each Member is entitled to cast one vote to elect a member of the KFC Coop Board to represent its series except for the Members of Series K and L, which are entitled to cast one vote to elect each of two members of the KFC Coop Board from their respective series.

         On all matters except the election of the KFC Coop Board, each holder of KFC Coop Membership Stock is entitled to cast one vote on each matter on which members are entitled to vote. The KFC Coop Bylaws provide that directors may be elected by a plurality of the series entitled to elect such director. Unless otherwise provided by the KFC Coop Bylaws or required by law, the affirmative vote of two-thirds (2/3) of the Members in attendance at a meeting at which a quorum is present is necessary to decide in favor of any matter.

         Dividend Rights. Dividends may not be declared or paid with respect to KFC Coop Membership Stock.

         Limitations on Ownership and Transfer; Redemption. KFC Coop Membership Stock may be issued only to persons who satisfy the membership requirements and no more than one share of such stock will be issued to any one Operator, except for the limited circumstances described below. The KFC Coop Bylaws reflect the principle of one franchisee, one vote. When a corporation, partnership or other entity is an Operator, the owner of more than 50% of the corporation, partnership or other entity is deemed to be the owner of the share of KFC Coop Membership Stock issued by the KFC Coop. Where no person, corporation, partnership or other entity owns more than 50% of the outstanding ownership interest of a franchisee Operator, the owners of the corporation, partnership or other entity must designate among themselves who will be deemed to own the share of KFC Coop Membership Stock.

         The KFC Coop Bylaws provide for who is entitled to vote certain shares of KFC Coop Membership Stock in situations involving individuals who, through different corporations, partnerships or other affiliations, may have an interest in more than one share of KFC Coop Membership Stock. The KFC Coop Bylaws provide that no person, firm or entity is entitled to own or have an interest in, directly or indirectly, more than one share of KFC Coop Membership Stock (the "Base Share"), except for (a) any interest a franchisee may have in the share of KFC Coop Membership Stock held by the NCAC, (b) any interest a franchisee may have in either (i) one (but only one) share of the KFC Coop's Series A-I KFC Coop Membership Stock if a franchisee's Base Share is a share of the KFC Coop's Series N through Q KFC Coop Membership Stock or (ii) one (but only one) share of the KFC Coop's Series N-Q KFC Coop Membership Stock if a franchisee's Base Share is a share of the KFC Coop's Series A-I KFC Coop Membership Stock, (c) if a franchisee's Base Share is not a share of the KFC Coop's Series J KFC Coop Membership Stock, any interest a franchisee may have in one (but only one) share of the Series J KFC Coop Membership Stock, (d) if a franchisee's Base Share is not a share of the KFC Coop's Series M KFC Coop Membership Stock, any interest a franchisee may have in one (but only one) share of the Series M KFC Coop Membership Stock, (e) any interest which KFC Management may have in the Tricon (Canada) Series M share, and any interest which Tricon (Canada) may have in KFC Management's Series K share by reason of KFC Management and Tricon (Canada), and (f) any interest a franchisee may have in a share of KFC Coop Membership Stock held by a firm or entity in which the franchisee owns fifty percent or less and with respect to which the franchisee refrains from voting or participating in the voting of the share of KFC Coop Membership Stock. For these purposes, a franchisee includes a licensee.

         If any holder of KFC Coop Membership Stock has ceased to be a Member because it is no longer an Operator or owns less than the required amount of KFC Coop Store Stock, such stock will be called for redemption at $10.00 per share. Under Delaware Law, the KFC Coop may not repurchase any shares of its stock when the capital of the KFC Coop is impaired or when such repurchase would cause any impairment of the capital of the KFC Coop. KFC Coop Membership Stock may not be transferred to any person or entity other than the KFC Coop.

         Liquidation Rights. In the event of any liquidation of the KFC Coop, or other disposition of its assets, the holders of KFC Coop Membership Stock are entitled to receive $10.00 per share before any distributions are made to the holders of KFC Coop Store Stock. Any net assets remaining after the payment of the $10.00 per share to the holders of KFC Coop Membership Stock will be distributed to holders of the KFC Coop Store Stock in the manner described below.

         General. KFC Coop Membership Stock has no preemptive rights. The shares of KFC Coop Membership Stock are, when issued, duly authorized, validly issued, fully paid and nonassessable and the holders thereof will not be liable for any payment of the KFC Coop's debts.

KFC COOP STORE STOCK

         The KFC Coop is authorized to issue 10,000 shares of KFC Coop Store Stock, no par value, of which 6,653 shares were issued and outstanding as of October 31, 1998. The summary description of KFC Coop Store Stock provisions which follows is qualified in all respects by the KFC Coop Certificate of Incorporation and Bylaws.

         Voting Rights. The holders of KFC Coop Store Stock are not entitled by virtue of their ownership of KFC Coop Store Stock to vote for directors, to participate in meetings or the management of the KFC Coop, or to vote in any proceedings, except as required by law.

         Dividend Rights. The holders of KFC Coop Store Stock are entitled to receive dividends if declared by the KFC Coop Board. There is no current intention to pay any dividends on KFC Coop Store Stock. However, it is anticipated that the KFC Coop Board will continue the patronage dividend program in accordance with past practices.

         Limitations on Ownership and Transfer; Redemption. KFC Coop Store Stock may be issued only to persons who satisfy the membership requirements discussed above. Each Member must purchase that number of shares of KFC Coop Store Stock equal to the total number of KFC or Taco Bell Retail Outlets owned and operated by each Member. KFC Coop Store Stock may only be transferred to persons, firms or entities who qualify for membership in the KFC Coop, and only if the KFC Coop does not exercise its right of first refusal to purchase such shares. A Member desiring to transfer one or more shares of KFC Coop Store Stock must first offer such shares to the KFC Coop on the same terms and conditions to which the Member has agreed with such other person, firm or entity making an offer to purchase their stock. If the KFC Coop declines its right of first refusal or does not respond to the offer within 90 days, the Member, within 60 days thereafter, may sell, assign or otherwise transfer the shares to the person, firm or entity making the offer to purchase the shares, provided such person, firm or entity qualifies for membership in the KFC Coop. If the shares are not sold or otherwise transferred within the 60 day period referred to above, the shares may not be sold or transferred without the Member again offering the shares to the KFC Coop.

         Pursuant to a policy adopted by the KFC Coop Board, the KFC Coop is authorized to purchase, for not more than the amount of the Member's equity per share at the end of the KFC Coop's fiscal year next preceding the date of purchase, a certain number of shares of KFC Coop

Store Stock in each of the KFC Coop's fiscal quarters. The KFC Coop therefore may, but generally has no obligation to, repurchase shares of KFC Coop Store Stock from a Member who owns shares in excess of the number required for membership. In any event, the KFC Coop has no intention of repurchasing substantial numbers of shares of KFC Coop Store Stock.

         Liquidation Rights. In the event of any liquidation of the KFC Coop, or other disposition of its assets, the holders of KFC Coop Store Stock will be entitled to receive the net assets of the KFC Coop remaining after the payment of all of its debts and liabilities and the payment of $10.00 per share to the holders of KFC Coop Membership Stock. Liquidating distributions will be made on the basis of past patronage with the KFC Coop rather than the number of shares of KFC Coop Store Stock owned.

         General. KFC Coop Store Stock has no preemptive or conversion rights. The shares of KFC Coop Store Stock are, when issued, duly authorized, validly issued, fully paid and nonassessable and the holders thereof will not be liable for any payment of the KFC Coop's debts.

                  DESCRIPTION OF TACO BELL COOP CAPITAL STOCK

INTRODUCTION

         Membership in the Taco Bell Coop will be limited to Taco Bell Corporation, a California corporation ("Taco Bell"), all franchisees and licensees of Taco Bell and FRANMAC, a California corporation (collectively, the "Taco Bell Operators"). Each Taco Bell Operator desiring membership in the Taco Bell Coop will be required to purchase one share of Taco Bell Coop Membership Stock and a number of shares of Taco Bell Coop Store Stock which equals the total number of Taco Bell Retail Outlets located in all states and the District of Columbia owned and operated by such person, firm or entity. For purposes of calculating the number of shares of Taco Bell Coop Store Stock required to be purchased by a Taco Bell Operator, the total number of Retail Outlets equals the total number of traditional Retail Outlets plus one-half, rounded up to the nearest even number, of the total number of non-traditional Retail Outlets. A non-traditional Retail Outlet means a Retail Outlet with more than one of the following characteristics: (i) a five year or shorter license, (ii) a limited menu, (iii) sales from a kiosk or other transportable unit, (iv) sales from a segregated food service area at a location in a facility (such as an airport, athletic stadium, university or school) established for a primary purpose other than selling food for reasonably immediate consumption, (v) anticipated sales volume less than anticipated sales volume for a traditional Retail Unit, (vi) sales in conjunction with sales of another food concept, or (vii) such other characteristics as the Taco Bell Coop Board may determine are indicative of a non-traditional Retail Outlet. If a Member at any time becomes an Operator of additional Taco Bell Retail Outlets, he or she will be required to purchase one additional share of Taco Bell Coop Store Stock for each such additional traditional Retail Outlet or for each two additional non-traditional Retail Outlets, as the case may be. Taco Bell Coop members will be required to purchase "virtually all" of their Goods and Equipment for use in their Retail Outlets through the purchasing programs of the Unified Coop and the Taco Bell Coop. The Bylaws of the Taco Bell Coop will require that more than 90% of the value of the Taco Bell Coop's business be conducted with Taco Bell Coop members. At the time of this Proxy Statement, no Taco Bell Coop shares are outstanding.

TACO BELL COOP MEMBERSHIP STOCK

         The Taco Bell Coop will be authorized to issue 2,000 shares of Taco Bell Coop Membership Stock, no par value, of which no shares are issued and outstanding as of the date of this Proxy Statement. The following description of Taco Bell Coop Membership Stock is qualified in all respects by the Taco Bell Coop Certificate of Incorporation and Bylaws.

         Issuance and Series. Taco Bell Coop Membership Stock will be offered and issued in 26 series, designated A-Z. Except for Series A and B, which will consist of one share each, the Taco Bell Coop Board will have the right, power and authority to establish and increase or decrease the number of shares of each series, except that in no event will the aggregate number of authorized shares of Series C-Z, inclusive, exceed 1,998 shares.

         Taco Bell Operators. Operators of Taco Bell Retail Outlets, except for Taco Bell and FRANMAC, will be entitled to purchase one share of Taco Bell Coop Membership Stock of Series C-G, inclusive, depending upon what geographic area they are deemed to operate a Taco Bell Retail Outlet. Taco Bell will be entitled to purchase one share of Series B Taco Bell Coop Membership Stock and FRANMAC will be entitled to purchase one share of Series A Taco Bell Coop Membership Stock. The Taco Bell Coop Bylaws will prohibit the purchase of any Taco Bell Coop Membership Stock for Series H-Z.

         Voting Rights. Each Taco Bell Coop member who holds a share in Series A and Series C-G will be entitled to cast one vote to elect one member of the Taco Bell Coop Board to represent its series. The Taco Bell Coop member who holds the share of stock in Series B will be entitled to cast one vote to elect two members of the Taco Bell Coop Board to represent its series. As to all other matters on which each Taco Bell Coop member is entitled to vote, each share of Taco Bell Coop Membership Stock will be entitled to one vote on each matter.

         Dividend Rights. Dividends may not be declared or paid with respect to Taco Bell Coop Membership Stock.

         Limitations on Ownership and Transfer; Redemption. Taco Bell Coop Membership Stock may be issued only to persons who satisfy the membership requirements, as set forth above, and no more than one share of stock will be issued to any one Taco Bell Operator, except for the limited circumstances described below. The Taco Bell Coop Bylaws will reflect the Taco Bell Coop's one franchisee, one vote principle. When a corporation, partnership or other entity is a franchisee Operator, the owner of more than fifty percent of the corporation, partnership or other entity is deemed to be the owner of the shares of Taco Bell Coop Membership Stock. Where no person, corporation, partnership or other entity owns more than fifty percent of the outstanding ownership interest of a franchisee Operator, the owners of the corporation, partnership or other entity must designate among themselves who will be deemed to own the share of Taco Bell Coop Membership Stock.

         The Taco Bell Coop Bylaws will explain who is entitled to vote certain shares of Taco Bell Coop Membership Stock in situations involving individuals who, through different corporations, partnerships or other affiliations, may have an interest in more than one share of Taco Bell Coop Membership Stock. The Taco Bell Coop Bylaws will provide that no person, firm or entity is entitled to own or have an interest in, directly or indirectly, more than one share of Taco Bell Coop Membership Stock, except for (a) any interest which any franchisee may have in the share of the Taco Bell Coop Series A Membership Stock held by FRANMAC or (b) any interest which any franchisee may have in a share of the Taco Bell Coop's Membership Stock (i) held by a person, firm or entity in which the franchisee owns fifty percent or less in the aggregate of the outstanding ownership interest and (ii) with respect to which the franchisee refrains from voting or participating in the voting of the share of Taco Bell Coop Membership Stock.

         Unless otherwise prohibited by law, the Taco Bell Coop will promptly redeem shares of Taco Bell Coop Membership Stock held by persons, firms or entities who no longer qualify as Taco Bell Coop members. The redemption price for each share of Taco Bell Coop Membership Stock will be $10.00 which will be payable in cash, except that, if the Taco Bell Coop is prohibited by law from redeeming such share in cash because the payment would impair the capital of the Taco Bell Coop or otherwise, the Taco Bell Coop will issue a non-interest bearing promissory note payable whenever the Taco Bell Coop is no longer prohibited by law from making such payment. The Taco Bell Coop Membership Stock may not be sold, transferred, pledged, mortgaged, gifted, or hypothecated to any third party, either voluntarily or by operation of law, and such restrictions will be noted on all Taco Bell Coop Membership Stock certificates.

         Liquidation Rights. In the event of any dissolution or liquidation of the Taco Bell Coop, or other disposition of its assets, the holders of Taco Bell Coop Membership Stock will be entitled to receive $10.00 per share. The remaining assets of the Taco Bell Coop will be distributed to the holders of Taco Bell Coop Store Stock, as described below.

         General. Taco Bell Coop Membership Stock has no preemptive rights. The shares of Taco Bell Coop Membership Stock are, when issued, duly authorized, validly issued, fully paid and nonassessable and the holders thereof will not be liable for any payment of the Taco Bell Coop's debts.

TACO BELL COOP STORE STOCK

         The Taco Bell Coop will be authorized to issue 10,000 shares of Taco Bell Coop Store Stock, no par value, of which no shares are issued and outstanding as of the date of this Proxy Statement. The following description of Taco Bell Coop Store Stock provisions is qualified in all respects by the Taco Bell Coop Certificate of Incorporation and Bylaws.

         Voting Rights. The holders of Taco Bell Coop Store Stock will not entitled by virtue of their ownership of Taco Bell Coop Store Stock to vote for directors, to participate in meetings or management of the Taco Bell Coop or to vote in any proceedings, except as required by law.

         Dividend Rights. The holders of Taco Bell Coop Store Stock will not entitled to receive dividends, other than patronage dividends.

         Limitations on Ownership and Transfer; Redemption. Taco Bell Coop Store Stock will be issued only to persons who satisfy the membership requirements discussed above and each Taco Bell Coop member will be required to purchase that number of shares of Taco Bell Coop Store Stock equal to the total number of Taco Bell Coop Retail Outlets, as determined by the total number of traditional Retail Outlets, plus one-half rounded up to the nearest even number, of the total number of non-traditional Retail Outlets, owned and operated by each Taco Bell Coop member. Only holders of record of Taco Bell Coop Membership Stock will be permitted to purchase shares of Taco Bell Coop Store Stock. Taco Bell Coop Store Stock may not be sold, transferred, pledged, mortgaged, gifted, or hypothecated to any third party, either voluntarily or by operation of law, and such restrictions will be noted on all Taco Bell Coop Store Stock certificates. If a Taco Bell Coop member desires to dispose of his or her Taco Bell Coop Store Stock, the Taco Bell Coop member must transfer his or her Taco Bell Coop Store Stock to the Taco Bell Coop at the same price the stockholder paid to acquire the Taco Bell Coop Store Stock.

         Distribution and Liquidation Rights. In the event of any distributions by the Taco Bell Coop to its members, liquidation of the Taco Bell Coop, or other disposition of its assets, after the payment of all debts and liabilities of the Taco Bell Coop and the payment of $10.00 per share to holders of Taco Bell Coop Membership Stock, the remaining assets of the corporation will be distributed to the holders of Taco Bell Coop Store Stock on the basis of each member's face amount of outstanding patronage equities and distribute the remaining assets to such members on the basis of their past patronage insofar as such distribution is practicable.

         General. Taco Bell Coop Store Stock has no preemptive or conversion rights. The shares of the Taco Bell Coop Store Stock are, when issued, duly authorized, validly issued, fully paid and nonassessable and the holders thereof will not be liable for any payment of the Taco Bell Coop's debts.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS



                         UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS



The Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended July 31, 1998 and for the year ended October 31, 1997 give pro forma effect to the Corporate Reorganization as if it had been consummated as of November 1, 1996. The Unaudited Pro Forma Condensed Consolidated Balance Sheets as of July 31, 1998 give pro forma effect to the Corporate Reorganization as if it had been consummated on July 31, 1998. All material adjustments necessary to reflect the Corporate Reorganization are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma condensed consolidated financial statements. The pro forma adjustments are based upon available information and upon certain assumptions deemed reasonable by management.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and should not be considered indicative of actual results that would have been achieved had the Corporate Reorganization been consummated on the dates or for the periods indicated and do not purport to indicate the balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes thereto appearing in the KFC Coop's Annual Report and Form 10-Q accompanying this proxy statement.

                   KFC NATIONAL PURCHASING COOPERATIVE, INC.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 July 31, 1998
                             (Dollars in thousands)

                                                                                           CORPORATE REORGANIZATION
                                                                                                  ADJUSTMENTS
                                                                                         -----------------------------
                                                                         HISTORICAL                                        KFC
                                                                             KFC         Taco Bell        Unified Coop  Pro Forma
                                                                         ----------      ---------        ------------  ---------

Assets

      Current Assets:
      Cash and cash equivalents                                          $    132        $    --          $(1,076)(b)   $    132
                                                                                                            1,076 (c)
      Accounts receivable, net                                             44,170        (13,458)(a)           --         30,712
      Inventories:
           Food                                                             1,397           (653)(a)           --            744
           Equipment and promotional items                                  2,153           (764)(a)           --          1,389
                                                                         --------       --------          -------       --------

                                                                            3,550         (1,417)              --          2,133

      Current portion of note receivable from related party                    60         10,677               --         10,737
      Prepaid expenses and other current assets                               114             --              (91)(b)         23
      Current portion of deferred income taxes                                758             --               --            758
                                                                         --------       --------          -------       --------
         Total Current Assets                                              48,784         (4,198)             (91)        44,495

      Office equipment, net                                                   833             --             (833)(b)          0
      Investment in marketable equity security available for sale              71             --               --             71
      Investment in the Unified Coop                                                                        1,000 (b)      1,000
      Loan Receivable from Unified Coop                                                                     1,000 (b)      1,000
      Note receivable from related party, excluding current portion           118             --               --            118
      Deferred income taxes, excluding current portion                        137            (38)(a)           --             99
      Other assets                                                            510             --               --            510

                                                                         --------       --------          -------       --------
         Total  Assets                                                   $ 50,453       $ (4,236)         $ 1,076       $ 47,293
                                                                         ========       ========          =======       ========


Liabilities and Members' Equity

      Current Liabilities:
      Short-term borrowings                                              $    418       $     --          $ 1,076(c)    $  1,494
      Accounts payable                                                     24,179         (3,173)(a)           --         21,006
      Accrued expenses                                                      2,734           (196)(a)           --          2,538
      Premium deposits                                                        328             --               --            328
      Patronage dividend                                                    1,798           (162)(a)           --          1,636
                                                                         --------       --------          -------       --------
         Total Current Liabilities                                         29,457         (3,531)           1,076         27,002

      Long-term note payable                                                3,000             --               --          3,000
                                                                         --------       --------          -------       --------


      Members' Equity:
      Membership common stock                                                   7             (1)(a)           --              6
      Store common stock                                                    1,884           (277)(a)           --          1,607
      Unrealized gain on marketable equity security                            16             --               --             16
      Retained earnings                                                    16,166           (427)(a)           --         15,739
      Currency translation adjustment                                         (77)            --               --            (77)
                                                                         --------       --------          -------       --------
         Total Members' Equity                                             17,996           (705)              --         17,291
                                                                         --------       --------          -------       --------
         Total  Liabilities & Members' Equity                            $ 50,453       $ (4,236)         $ 1,076       $ 47,293
                                                                         ========       ========          =======       ========



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) Reflects transfer of Taco Bell concept assets, liabilities and members' equity to the Taco Bell Coop in exchange for a note receivable. Assumes that all Taco Bell members tender their KFC Coop Membership Stock and their KFC Coop Store Stock.

(b) Reflects capital contribution and loan to the Unified Coop in the form of cash and assets.

(c) Reflects short-term borrowings under existing lines of credit by the KFC Coop to fund its capital contribution and loan to the Unified Coop. Pursuant to the Operating Agreement, the KFC Coop is required to make additional capital contributions and loans from time to time to the Unified Coop in amounts necessary to fund the working capital requirements of the purchasing program conducted for the KFC Coop.

                    KFC NATIONAL PURCHASING COOPERATIVE, INC
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED JULY 31, 1998
                            (DOLLARS IN THOUSANDS)

                                                                    Corporate Reorganization
                                                                           Adjustments
                                                                  ----------------------------
                                                  HISTORICAL                                               KFC
                                                     KFC             KFC             TACO BELL          PRO FORMA
                                                  ---------       ---------          ---------          ---------

Net sales                                         $ 472,725       $(262,157)(a)      $(104,602)(a)      $105,966

Cost of goods sold                                  460,024        (255,449)(a)       (102,527)(a)       102,048
                                                  ---------       ---------          ---------          --------

     Gross profit                                    12,701          (6,708)            (2,075)            3,918


Selling, general and administrative expenses         10,302          (4,004)(a)         (1,706)(a)         4,592


Provision for losses on receivables                     442            (342)(b)           (100)(b)            --

Other income (expenses):
     Equity in earnings of
       the Unified Coop                                  --           2,362 (c)                            2,362
     Service charges                                    136                                                  136
     Interest income                                    191                                                  191
     Interest expense                                  (162)                                                (162)
     Miscellaneous                                       95                                                   95
                                                  ---------       ---------          ---------          --------
                                                        260           2,362                                2,622
                                                  ---------       ---------          ---------          --------

          Income before patronage
           dividend and income taxes                  2,217              --               (269)            1,948

Patronage dividend                                    1,798                               (162)(d)         1,636
                                                  ---------       ---------          ---------          --------

          Income before income taxes                    419              --               (107)              312

Provision for income taxes                              182                                (45)(e)           137
                                                  ---------       ---------          ---------          --------

          Net income                              $     237              --          $     (62)         $    175
                                                  =========       =========          =========          ========



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) To eliminate sales, cost of sales and related selling, general and administrative expenses for the respective concepts. This activity will be performed by the Unified Coop after the Corporate Reorganization.

(b) To eliminate provision for losses on receivables from operators and distributors of the respective concepts. The provision will be recognized by the Unified Coop after the Corporate Reorganization.

(c) The KFC Coop will recognize its share of earnings of the Unified Coop utilizing the equity method of accounting.

(d)   To eliminate patronage dividend paid to Taco Bell members of the KFC Coop.

(e)   To eliminate income tax expense.

                    KFC NATIONAL PURCHASING COOPERATIVE, INC
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED OCTOBER 31, 1997
                            (DOLLARS IN THOUSANDS)

                                                                    Corporate Reorganization
                                                                           Adjustments
                                                                  ----------------------------
                                                  HISTORICAL                                               KFC
                                                     KFC             KFC             TACO BELL          PRO FORMA
                                                  ----------      ---------          ---------          ---------

Net sales                                         $ 600,132       $(344,255)(a)      $(109,361)(a)      $146,516

Cost of goods sold                                  583,891        (335,068)(a)       (107,228)(a)       141,595
                                                  ---------       ---------          ---------          --------

     Gross profit                                    16,241          (9,187)            (2,133)            4,921


Selling, general and administrative expenses         12,266          (5,222)(a)         (1,790)(a)         5,254


Provision for losses on receivables                     175            (175)(b)                               --

Other income (expenses):
     Equity in earnings of
       the Unified Coop                                  --           3,790 (c)                            3,790
     Service charges                                    187                                                  187
     Interest income                                    339                                                  339
     Interest expense                                  (285)                                                (285)
     Miscellaneous                                      112                                                  112
                                                  ---------       ---------          ---------          --------
                                                        353           3,790                 --             4,143
                                                  ---------       ---------          ---------          --------

          Income before patronage
           dividend and income taxes                  4,153              --               (343)            3,810

Patronage dividend                                    2,890                               (228)(d)         2,662
                                                  ---------       ---------          ---------          --------

          Income before income taxes                  1,263              --               (115)            1,148

Provision for income taxes                              515                                (39)(e)           476
                                                  ---------       ---------          ---------          --------

          Net income                              $     748              --          $     (76)         $    672
                                                  =========       =========          =========          ========



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) To eliminate sales, cost of sales and related selling, general and administrative expenses for the respective concepts. This activity will be performed by the Unified Coop after the Corporate Reorganization.

(b) To eliminate provision for losses on receivables from KFC operators and distributors. The provision will be recognized by the Unified Coop after the Corporate Reorganization.

(c) The KFC Coop will recognize its share of earnings of the Unified Coop utilizing the equity method of accounting.

(d)   To eliminate patronage dividend paid to Taco Bell members of the KFC Coop.

(e)   To eliminate income tax expense.

                    TACO BELL NATIONAL PURCHASING COOP, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JULY 31, 1998
                             (DOLLARS IN THOUSANDS)

                                                                              CORPORATE REORGANIZATION
                                                                                      ADJUSTMENTS
                                                                              -------------------------
                                                                                                                     TACO BELL
                                                              TACO BELL       MEMBERSHIP        UNIFIED              PRO FORMA
                                                              PRO FORMA(a)       FEES            COOP               AS ADJUSTED
                                                              ---------       ----------        -------             -----------

Assets

      Current Assets:
      Cash and cash equivalents                               $    --           $1,714 (b)      $(2,000) (d)         $    --
                                                                                     2 (c)          284  (e)
      Accounts receivable, net                                 13,458                                                 13,458
      Inventories:
           Food                                                   653                                                    653
           Equipment and promotional items                        764                                                    764
                                                                                                                     -------
                                                              -------
                                                                1,417                                                  1,417

                                                              -------           ------          -------              -------
         Total Current Assets                                  14,875            1,716           (1,716)              14,875

      Investment in the Unified Coop                               --                             1,000  (d)           1,000
      Loan receivable from the Unified Coop                                                       1,000  (d)           1,000
      Deferred income taxes, excluding current portion             38                                                     38

                                                              =======           ======          =======              =======
         Total  Assets                                        $14,913           $1,716          $   284              $16,913
                                                              =======           ======          =======              =======


Liabilities and Members' Equity

      Current Liabilities:
      Short-term borrowings                                   $                                 $   284  (e)         $   284
      Accounts payable                                          3,173                                                  3,173
      Accrued expenses                                            196                                                    196
      Patronage dividend                                          162                                                    162
      Note payable to the KFC Coop                             10,677                                                 10,677
                                                              -------                           -------              -------
         Total Current Liabilities                             14,208                               284               14,492

      Members' Equity:
      Membership common stock                                       1           $    2 (c)                                 3
      Store common stock                                          277            1,714 (b)                             1,991
      Retained earnings                                           427                                                    427
                                                              -------           ------                               -------
         Total Members' Equity                                    705            1,716                                 2,421

                                                              =======           ======          =======              =======
         Total  Liabilities & Members' Equity                 $14,913           $1,716          $   284              $16,913
                                                              =======           ======          =======              =======



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) Taco Bell Pro Forma represents assets, liabilities and members' equity formerly included in the balance sheet of the KFC Coop, but attributable to the Taco Bell concept. This column also includes a payable to the KFC Coop equal to the net of assets, lia

(b) Reflects the issuance of Taco Bell Store Stock to an estimated 4,284 Taco Bell stores for $400 per store. Estimated number of stores represents traditional franchise stores as discussed in the Tricon December 31, 1997 annual report less the number of sto

(c) Reflects the issuance of Taco Bell Membership Stock to an estimated 217 Taco Bell operators for $10 per operator.

(d)   Reflects capital contribution and loan to the Unified Coop.

(e) Reflects short-term borrowings by the Taco Bell Coop to fund its contribution and loan to the Unified Coop. Pursuant to the Operating Agreement, the Taco Bell Coop is required to make additional capital contributions and loans from time to time to the Unified Coop in amounts necessary to fund the working capital requirements of the purchasing program conducted for the Taco Bell Coop. The Taco Bell Coop has received an offer from a third-party lender for a revolving line of credit up to an amount of $5 million.

                    TACO BELL NATIONAL PURCHASING COOP, INC
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED JULY 31, 1998
                            (DOLLARS IN THOUSANDS)

                                                                  CORPORATE       TACO BELL
                                                  TACO BELL     REORGANIZATION    PRO FORMA
                                                  PRO FORMA(a)   ADJUSTMENTS     AS ADJUSTED
                                                  ---------     --------------   -----------

Net sales                                         $104,602      $(104,602)(b)        --

Cost of goods sold                                 102,527       (102,527)(b)        --
                                                  --------      ---------          ----

     Gross profit                                    2,075         (2,075)           --


Selling, general and administrative expenses         1,706         (1,706)(b)        --


Provision for losses on receivables                    100           (100)(c)        --

Equity in earnings of
  the Unified Coop                                                    269 (d)      $269
                                                  --------      ---------          ----

          Income before patronage
           dividend and income taxes                   269             --           269

Patronage dividend                                     162             --           162
                                                  --------      ---------          ----

          Income before income taxes                   107             --           107

Provision for income taxes                              45             --            45
                                                  --------      ---------          ----

          Net income                              $     62             --          $ 62
                                                  ========      =========          ====



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) Taco Bell Pro Forma represents historical information formerly included in the results of operations of the KFC Coop, but attributable to operations of the Taco Bell concept.

(b) To eliminate sales, cost of sales and selling, general and administrative expenses. These activities will be performed by the Unified Coop after the Corporate Reorganization.

(c) To eliminate provision for losses on receivables from operators and distributors of the Taco Bell concept. The provision will be recognized by the Unified Coop after the Corporate Reorganization.

(d) The Taco Bell Coop will recognize it share of earnings of the Unified Coop utilizing the equity method of accounting.

                    TACO BELL NATIONAL PURCHASING COOP, INC
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED OCTOBER 31, 1997
                            (DOLLARS IN THOUSANDS)

                                                                 CORPORATE       TACO BELL
                                                  TACO BELL    REORGANIZATION    PRO FORMA
                                                  PRO FORMA(a)  ADJUSTMENTS     AS ADJUSTED
                                                  ---------    --------------   -----------

Net sales                                         $109,361      $(109,361)(b)        --

Cost of goods sold                                 107,228       (107,228)(b)        --
                                                  --------      ---------          ----

     Gross profit                                    2,133         (2,133)           --


Selling, general and administrative expenses         1,790         (1,790)(b)        --


Equity in earnings of
   the Unified Coop                                                   343 (c)      $343
                                                  --------      ---------          ----

          Income before patronage
           dividend and income taxes                   343             --           343

Patronage dividend                                     228                          228
                                                  --------      ---------          ----

          Income before income taxes                   115             --           115

Provision for income taxes                              39                           39
                                                  --------      ---------          ----

          Net income                              $     76             --          $ 76
                                                  ========      =========          ====



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) Taco Bell Pro Forma represents historical information formerly included in the results of operations of the KFC Coop, but attributable to operations of the Taco Bell concept.

(b) To eliminate sales, cost of sales and selling, general and administrative expenses. These activities will be performed by the Unified Coop after the Corporate Reorganization.

(c) The Taco Bell Coop will recognize its share of earnings of the Unified Coop utilizing the equity method of accounting.

                   PIZZA HUT NATIONAL PURCHASING COOP, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JULY 31, 1998
                             (DOLLARS IN THOUSANDS)

                                                                CORPORATE REORGANIZATION
                                                                       ADJUSTMENTS
                                                                ------------------------       PIZZA HUT
                                                                MEMBERSHIP      UNIFIED        PRO FORMA
                                                                   FEES           COOP        AS ADJUSTED
                                                                ----------      --------      -----------
ASSETS

        Current Assets:
        Cash and cash equivalents                                 $ 2,962 (a)   $(2,000)(c)     $  963
                                                                        1 (b)

                                                                  -------       -------         ------
           Total Current Assets                                     2,963        (2,000)           963

        Investment in the Unified Coop                                            1,000 (c)      1,000
        Loan Receivable from the Unified Coop                                     1,000          1,000
                                                                  =======       =======         ======
           Total  Assets                                          $ 2,963            --         $2,963
                                                                  =======       =======         ======


MEMBERS' EQUITY:

        Membership common stock                                   $     1 (b)                   $    1
        Store common stock                                          2,962 (a)                    2,962

                                                                  =======                       ======
           Total Members' Equity                                  $ 2,963                       $2,963
                                                                  =======                       ======



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) Reflects the issuance of Pizza Hut Store Stock to an estimated 7,404 Pizza Hut stores for $400 per store. Estimated number of stores represents traditional franchise stores as discussed in the Tricon December 31, 1997 annual report.

(b) Reflects the issuance of Pizza Hut Membership Stock to an estimated 145 Pizza Hut operators for $10 per operator.

(c) Reflects capital contribution and loan to the Unified Coop. Pursuant to the Operating Agreement, the Pizza Hut Coop is required to make additional capital contributions and loans from time to time to the Unified Coop in amounts necessary to fund the working capital requirements of the purchasing program conducted for the Pizza Hut Coop. The Pizza Hut Coop has received an offer from a third-party lender for a revolving line of credit up to an amount of $5 million.

                    UNIFIED FOODSERVICE PURCHASING COOP, LLC
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JULY 31, 1998
                             (DOLLARS IN THOUSANDS)

                                                                  CORPORATE REORGANIZATION ADJUSTMENTS
                                                        -------------------------------------------------------
                                                                                                                        PRO FORMA
                                                          KFC          TACO BELL        PIZZA HUT        TRICON        UNIFIED COOP
                                                        ------         ---------        ---------        ------        ------------
ASSETS
      Current Assets:
      Cash and cash equivalents                         $1,076 (a)      $2,000 (b)       $2,000 (c)      $ 400 (d)        $5,076
                                                                                                          (400)(d)
      Prepaid expenses and other current assets             91 (a)          --               --             --                91

                                                        ------          ------           ------          ------           ------
         Total Current Assets                            1,167           2,000            2,000              --            5,167

      Office equipment, net                                833 (a)          --               --              --              833

                                                        ======          ======           ======          ======           ======
         Total  Assets                                  $2,000          $2,000           $2,000          $   --           $6,000
                                                        ======          ======           ======          ======           ======


LIABILITIES AND MEMBERS' EQUITY

      Loans payable to members                          $1,000 (a)      $1,000 (b)       $1,000 (c)                       $3,000


         Total Liabilities                               1,000           1,000            1,000                            3,000

      Paid in capital                                    1,000 (a)       1,000 (b)        1,000 (c)          --            3,000
      Retained earnings                                     --              --               --          $  400 (d)           --
                                                                                                           (400)(d)

         Total Members' Equity                           1,000           1,000            1,000              --            3,000

                                                        ======          ======           ======          ======           ======
         Total Liabilities and Members' Equity          $2,000          $2,000           $2,000          $   --           $6,000
                                                        ======          ======           ======          ======           ======




The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) Reflects capital contribution and loan from the KFC Coop in the form of cash and assets.

(b)   Reflects capital contribution and loan from the Taco Bell Coop.

(c)   Reflects capital contribution and loan from the Pizza Hut Coop.

(d) Reflects contribution from Tricon to fund organization costs of the Unified Coop which are immediately expensed.

                    UNIFIED FOODSERVICE PURCHASING COOP, LLC
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED JULY 31,1998
                            (DOLLARS IN THOUSANDS)

                                                              CORPORATE REORGANIZATION
                                                                    ADJUSTMENTS

                                                      ---------------------------------------
                                                                                     UNIFIED
                                                                                       COOP
                                                         KFC         TACO BELL      PRO FORMA(c)
                                                      --------       ---------      ---------

Net sales                                             $262,157 (a)   $104,602 (a)   $366,759

Cost of goods sold                                     255,449 (a)    102,527 (a)    357,976
                                                      --------       --------       --------

     Gross profit                                        6,708          2,075          8,783


Selling, general and administrative expenses             4,004 (a)      1,706 (a)      5,710


Provision for losses on receivables                        342 (b)        100 (b)        442
                                                      --------       --------       --------


          Net income                                  $  2,362       $    269       $  2,631
                                                      ========       ========       ========



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) To record sales, cost of sales and selling, general and administrative expenses of the respective concept. These items were formerly included in the results of operations of the KFC Coop.

(b) To record provision for losses on receivables from operators and distributors of the respective concepts. The provision is recognized by the Unified Coop along with the associated revenues.

(c) Unified Coop Pro Forma column does not include any pro forma adjustments related to historical activity of Tricon's Supply Chain Management, Tricon's internal purchasing division.

                    UNIFIED FOODSERVICE PURCHASING COOP, LLC
         UNAUDITED PRO FROMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED OCTOBER 31, 1997
                            (DOLLARS IN THOUSANDS)

                                                                CORPORATE REORGANIZATION
                                                                       ADJUSTMENTS

                                                     -----------------------------------------
                                                                                       UNIFIED
                                                                                        COOP
                                                        KFC          TACO BELL       PRO FORMA(c)
                                                     --------        ---------       ---------

Net sales                                            $344,255 (a)    $ 109,361 (a)   $ 453,616

Cost of goods sold                                    335,068 (a)      107,228 (a)     442,296
                                                     --------        ---------       ---------

     Gross profit                                       9,187            2,133          11,320


Selling, general and administrative expenses            5,222 (a)        1,790 (a)       7,012


Provision for losses on receivables                       175 (b)                          175
                                                     --------        ---------       ---------


          Net income                                 $  3,790        $     343       $   4,133
                                                     ========        =========       =========



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

--------

(a) To record sales, cost of sales and selling, general and administrative expenses of the respective concept. These items were formerly included in the results of operations of the KFC Coop.

(b) To record provision for losses on receivables from KFC operators and distributors. The provision is recognized by the Unified Coop along with the associated revenues.

(c) Unified Coop Pro Forma column does not include any pro forma adjustments related to historical activity of Tricon's Supply Chain Management, Tricon's internal purchasing division.

                                 LEGAL MATTERS

         Certain matters on behalf of the KFC Coop in connection with the Corporate Reorganization will be passed upon by Brown, Todd & Heyburn PLLC, Louisville, Kentucky.

                  SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING

         Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must have been received by the KFC Coop on or before October 20, 1998 to be eligible for inclusion in the KFC Coop's proxy statement and proxy relating to that Annual Meeting.


                               OTHER INFORMATION

         In connection with the Corporate Reorganization, the KFC Coop knows of no federal or state regulatory requirements that must be complied with nor any approval which must be obtained.

         "Taco Bell," "Pizza Hut," and "KFC" are registered trademarks of Taco Bell Corp., Pizza Hut, Inc., and KFCC, respectively, and are used in these materials for identification purposes only.

The KFC Coop is an independent provider of products and is not affiliated with Taco Bell Corporation, Pizza Hut Corporation, or KFCC, except that KFCC is a Member of the KFC Coop.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Upon recommendation of the KFC Coop's Audit Committee, the KFC Coop Board dismissed KPMG Peat Marwick LLP ("Peat Marwick") as its principal accountants on May 18, 1998. Peat Marwick's report on the KFC Coop's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the KFC Coop's two most recent fiscal years and through the date of the dismissal, there were no disagreements with Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Upon recommendation of the KFC Coop's Audit Committee, on May 18, 1998, the KFC Coop Board engaged Coopers & Lybrand LLP, now PricewaterhouseCoopers LLP, as its principal accountants to audit the KFC Coop's financial statements.

         Representatives of Peat Marwick and PricewaterhouseCoopers LLP will not be present at the Special Meeting.

                      WHERE YOU CAN FIND MORE INFORMATION

         The KFC Coop files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission") under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). You may read and copy this information at the following locations of the Commission:

Public Reference Room                 New York Regional Office             Chicago Regional Office
450 Fifth Street, N.W.                7 World Trade Center                 500 West Madison
Room 1024                             Suite 1300                           Street
Washington, D.C.  20549               New York, New York                   Suite 1400
                                      10048                                Chicago, Illinois  60661-
                                                                           2511


         You may also obtain copies of this information by mail from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates.

         This Commission also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, like the KFC Coop, who file electronically with the Commission. The address of that site is http://www.sec.gov.

         The Commission allows the KFC Coop to "incorporate by reference" information into this Proxy Statement. This means that the company can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by the information that is included directly in this document.

         This Proxy Statement is accompanied by a copy of the KFC Coop's 1997 Annual Report to Members and its Quarterly Report on Form 10-Q for the quarter ended July 31, 1998. The Proxy Statement incorporates by reference the information in the 1997 Annual Report under the headings "Summary Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Stock Information."

         This Proxy Statement incorporates by reference the documents listed below that the KFC Coop has previously filed with the Commission. They contain important information about our company and its financial condition.

  KFC COOP SEC FILINGS                                       PERIOD
  --------------------                                       ------

Annual Report on Form 10-K                                   Year ended October 31, 1997

Quarterly Reports on Form 10-Q                               Quarters ended July 31, 1998, April 30,
                                                             1998, and July 31, 1998

Current Report on Form 8-K                                   May 22, 1998


         The KFC Coop incorporates by reference additional documents it may file with the Commission between the date of this Proxy Statement and the date of the Special Meeting. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

         You can obtain any of the documents incorporated by reference in this document through the KFC Coop, or from the Commission through the Commission's web site at the address listed above. Documents incorporated by reference are available from the KFC Coop without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this Proxy Statement. You can obtain documents incorporated by reference in this Proxy Statement by requesting them in writing or by telephone from the KFC Coop at the following address:

                   KFC National Purchasing Cooperative, Inc.
                        950 Breckenridge Lane, Suite 300
                                P. O. Box 32033
                           Louisville, Kentucky 40207

         If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

                                   APPENDIX A


                   AGREEMENT AND PLAN OF CORPORATE SEPARATION

         This is an Agreement and Plan of Corporate Separation (this "Agreement") dated as of the Effective Date (as defined below), among (a) KFC National Purchasing Cooperative, Inc. (the "KFC Cooperative"), (b) the members of the KFC Cooperative who are the holders of the KFC Cooperative's Series N and O membership common stock ("KFC Cooperative Membership Stock") that sign the Signature Page and Letter of Transmittal (the "Signature Page") attached to this Agreement and tender their stock certificates representing shares of KFC Cooperative Membership Stock and KFC Cooperative store common stock ("KFC Cooperative Store Common Stock") as provided below (the "Tendering Members"), and (c) Taco Bell National Purchasing Coop, Inc. (the "Subsidiary"), a new corporation organized by the KFC Cooperative under the General Corporation Law of the State of Delaware.

                                    RECITALS

         A. The KFC Cooperative was incorporated on September 5, 1978. The KFC Cooperative is, and since 1980 has been, actively engaged in the business of operating a purchasing cooperative on behalf of and for the benefit of Kentucky Fried Chicken retail operators. In November 1992, the KFC Cooperative amended its certificate of incorporation and bylaws to provide for membership in the KFC Cooperative by the owners and operators of Taco Bell retail outlets and since then has been actively engaged in the business of operating a purchasing cooperative on behalf of and for the benefit of Taco Bell retail operators.

         B. There are currently 87 shares of KFC Cooperative Membership Stock (Series N and O) and 575 shares of KFC Cooperative Store Common Stock issued and outstanding and owned of record by owners and operators of Taco Bell retail outlets ("Taco Bell Members").

         C. For the purposes of the transactions contemplated hereby, the KFC Cooperative has identified certain assets (the "Taco Bell Assets") and liabilities (the "Taco Bell Liabilities") of the KFC Cooperative that relate specifically to the KFC Cooperative's Taco Bell operations, including, but not limited to, Taco Bell product inventory and equipment, records of Taco Bell operations, miscellaneous Taco Bell supplies and signs, purchase commitment liabilities, intercompany liabilities attributable to accounts payable and other liabilities related to Taco Bell operations paid or assumed by the KFC Cooperative (the "Intercompany Liability"), and stockholders' equity related to the KFC Cooperative's Taco Bell operations, which equity represents: (i) the amount paid for KFC Cooperative Membership Common Stock and KFC Cooperative Store Common Stock by Taco Bell Members and (ii) retained earnings attributable to the KFC Cooperative's Taco Bell operations on the basis of the past patronage of Taco Bell Members with the KFC Cooperative. The Subsidiary's obligation to reimburse the KFC Cooperative for the Intercompany Liability are reflected in the Promissory Note (the "Promissory Note") executed by the Subsidiary at the time of the final calculation of the Intercompany Liability in substantially the form attached hereto as Exhibit A. The Subsidiary's obligations are secured by security interests granted by the Subsidiary to the KFC Cooperative pursuant to the Security Agreement of even date herewith in the form attached hereto as Exhibit B. The Taco Bell Assets and Taco Bell Liabilities as of July 31, 1998, are reflected in the pro forma balance sheet prepared as of July 31, 1998, for the Subsidiary attached hereto as Exhibit C (the "Subsidiary Pro Forma Balance Sheet").

         D. As a step within a larger integrated transaction, the KFC Cooperative and the Taco Bell Members desire to effect a division of the business of the KFC Cooperative by transferring all of the Taco Bell Assets (except for an amount of cash [the "Excluded Assets"] equal to the sum of $10 for each share of KFC Cooperative Membership Stock and $400 for each share of KFC Cooperative Store Common Stock, in each case, owned by Taco Bell Members who do not sign the Signature Page attached to this Agreement and tender their stock certificates representing their KFC Cooperative Membership Stock and KFC Cooperative Store Common Stock as provided herein ["Non-Tendering Members"]) and Taco Bell Liabilities, to the Subsidiary in exchange for the original issue of one share of the Subsidiary's membership common stock ("Subsidiary Membership Stock") for each Tendering Member's share of KFC Cooperative Membership Stock and one share of the Subsidiary's store common stock ("Subsidiary Store Common Stock") for each share of KFC Cooperative Store Common Stock owned by each Tendering Member (collectively, the "Subsidiary Shares"), which shall initially constitute all of the outstanding capital stock of the Subsidiary.

         E. In completion of this integrated transaction, the KFC Cooperative and the Tendering Members further desire to effect the transfer of all of the Subsidiary Shares to the Tendering Members, the Subsidiary Shares having previously been (but concurrently herewith) acquired by the KFC Cooperative in the manner described above, in exchange for the surrender by the Tendering Members of all of their shares of KFC Cooperative Membership Stock and KFC Cooperative Store Common Stock to the KFC Cooperative in a transaction intended to qualify as a tax-free split off under Section 355 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "IRC"), all in accordance with the terms and conditions set forth herein.

         F. Immediately thereafter, but concurrently herewith, the Subsidiary will accept certain subscriptions (the "Other Subscriptions") for Taco Bell Membership Common Stock and Taco Bell Store Common Stock from owner/operators of Taco Bell retail outlets including Taco Bell Corp., which subscriptions are reflected on the Subsidiary Pro Forma Balance Sheet.

         G. At the time of the consummation of the transactions contemplated herein, the KFC Cooperative, the Subsidiary, and Pizza Hut National Purchasing Coop, Inc. (collectively, the "Concept Coops"), shall each become members of the Unified FoodService Purchasing Coop, LLC, a Kentucky limited liability company (the "Unified Coop"). The Unified Coop shall be formed for the purposes of conducting purchasing programs for the Concept Coops and combining the purchasing volume for food, packaging, supplies, equipment, and other products and services used, sold, or consumed by operators of KFC, Taco Bell, and Pizza Hut concept restaurants and outlets in order to achieve the lowest possible store delivered costs for restaurant operators. To achieve the lowest possible store delivered costs, the Unified Coop shall manage and operate purchasing programs for each of the Concept Coops consistent with the terms of management agreements between the Unified Coop and each Concept Coop. Pursuant to these management agreements, the KFC Cooperative shall conduct a purchasing program for its stockholder members through the Unified Coop, and the Subsidiary shall conduct a purchasing program for its stockholder members through the Unified Coop. The parties are entering into this Agreement in order to achieve the lowest possible store delivered costs for both the Taco Bell Members and the owners and operators of KFC retail outlets who are stockholder members of the KFC Cooperative (the "KFC Members"), as both the KFC Cooperative and the Subsidiary shall be members of the Unified Coop. Moreover, the parties are entering into this Agreement so that the Taco Bell Members will be members of a Concept Coop in which only Taco Bell franchisees are members and the KFC Members will be members of a Concept Coop in which only KFC franchisees are members. As the needs and requirements of KFC franchisees and Taco Bell franchisees may differ, splitting off the Taco Bell Members into a separate entity will allow the Subsidiary and the KFC Cooperative to be responsive to the different needs and requirements of the Taco Bell franchisees and KFC franchisees respectively.

         H. At the time of the consummation of the transactions contemplated herein, the KFC Cooperative and the Subsidiary shall enter into a Continuing Services Agreement (the "Service Agreement"). Under the terms of the Service Agreement, the Subsidiary shall have the right to receive from the KFC Cooperative or its designee, the Unified Coop, certain resources and assets (the "Resources") of the KFC Cooperative or its designee, the Unified Coop, not included as part of the Taco Bell Assets, which may be attributable to the Subsidiary's business and which the Subsidiary may need to operate its business. The transfer of the Resources shall only occur if the KFC Cooperative and the Subsidiary determine that the transfer has become necessary for the operation of the Subsidiary's business. The Resources which may be transferred from the KFC Cooperative to the Subsidiary shall include the following: computer support and information technology, payroll processing functions, general accounting support and general ledger assistance, and certain employees who perform functions relating to Taco Bell business, including liabilities attributable to those employees. The Service Agreement shall provide that, for a specified time period, the KFC Cooperative or its designee, the Unified Coop, will: (i) collect the distributor and Taco Bell Member accounts receivable attributable to the Taco Bell Members on behalf of the Subsidiary and (ii) apply and/or pay any monies collected thereon against the accounts payable attributable to the Taco Bell Members (including the Intercompany Liability generated to finance accounts receivable) on behalf of the Subsidiary.

         I. Promptly following consummation of the transactions contemplated herein, the KFC Cooperative shall amend its Bylaws so that every Non-Tendering Member's share of Membership Common Stock shall belong to Series N.

         J. All Taco Bell Members have been provided with a definitive Taco Bell Member Tender Offer dated , 1998.

         NOW, THEREFORE, in consideration of the foregoing and the terms and conditions of this Agreement hereinafter set forth, the parties agree as follows:

         1. ORGANIZATION OF SUBSIDIARY. In conjunction with and with the advice and counsel of FRANMAC, a California corporation, representing Taco Bell restaurant operators, the KFC Cooperative has caused the Subsidiary to be organized as a Delaware corporation, for the purpose described herein. The initial directors of the Subsidiary have been designated with the advice and counsel of FRANMAC.

         2.       TRANSFER OF TACO BELL ASSETS AND TACO BELL LIABILITIES.

                  (a) Effective as of the Effective Date, the KFC Cooperative hereby assigns, transfers, and delivers the Taco Bell Assets (other than the Excluded Assets) and Taco Bell Liabilities to the Subsidiary in exchange for the Subsidiary Shares and the Promissory Note in an original principal amount equal to the Intercompany Liability as of the Effective Date. The Subsidiary hereby assumes and agrees to discharge, perform, and pay the Taco Bell Liabilities transferred to it by the KFC Cooperative in full and otherwise in accordance with their terms.

                  (b) On or as promptly as practical, in any event not more than five (5) days following the Effective Date, the KFC Cooperative shall prepare and deliver to the Subsidiary and/or the Subsidiary's accountants a proposed balance sheet for the Subsidiary prepared on a basis consistent with generally accepted accounting principles and the Subsidiary Pro Forma Balance Sheet (the "Proposed Effective Date Balance Sheet"). The Proposed Effective
Date Balance Sheet shall include an evaluation as of the Effective Date of the Taco Bell Assets, the Taco Bell Liabilities, and the Intercompany Liability.
The Proposed Effective Date Balance Sheet, the Taco Bell Assets, the Taco Bell Liabilities and the Intercompany Liability shall be determined after giving effect to the transactions contemplated herein. The Subsidiary and the Subsidiary's accountants shall have the right to consult during reasonable hours with appropriate personnel of the KFC Cooperative or the Unified Coop and to have access to, and to review, at the Subsidiary's expense, make copies of the work papers of the KFC Cooperative or the Unified Coop, as the case may be, with respect to the preparation of the Proposed Effective Date Balance Sheet.

                  (c) The Subsidiary may dispute the Proposed Effective Date Balance Sheet and/or the determination of the Taco Bell Assets, the Taco Bell Liabilities, or the Intercompany Liability derived therefrom prepared by the KFC Cooperative by notice to the KFC Cooperative setting forth in reasonable detail the amounts in dispute and the good faith basis for such dispute within five (5) days after their receipt of the Proposed Effective Date Balance Sheet.

                           (i)      If the Subsidiary fails to deliver a notice
of objections within such five (5) day period, the Subsidiary shall be deemed to have accepted the Proposed Effective Date Balance Sheet and the determination of the Taco Bell Assets, the Taco Bell Liabilities, and the Intercompany Liability derived therefrom and such shall be binding on the parties hereto, and shall not be subject to challenge by any party hereto in any form.

                           (ii)     If the Subsidiary delivers a notice of
objections within such five (5) day period, the Subsidiary and the KFC Cooperative and their accountants shall attempt in good faith to resolve such dispute, and any resolution as to any disputed amount shall be final, binding and conclusive on the parties hereto. If there is no resolution of such dispute within five (5) days of the date of receipt by the KFC Cooperative of a written notice of dispute, the KFC Cooperative and the Subsidiary shall, within five
(5) additional days, retain a reputable independent accounting firm (the "Independent Accountant"), which Independent Accountant shall be mutually acceptable to the KFC Cooperative and the Subsidiary. The Independent Accountant shall, within thirty (30) days after being retained, resolve such remaining dispute, and provide written notice of such resolution by facsimile, confirmed by mail, and such resolution shall be binding and conclusive on the parties hereto. Such resolution shall be within the range of amounts proposed by the Subsidiary and the KFC Cooperative and their accountants as to each disputed item. The fees and disbursements of the Independent Accountant shall be borne equally by the KFC Cooperative and the Subsidiary. After resolving the items in dispute, the Independent Accountant shall prepare and deliver a final Effective Date Balance Sheet and a certification of the value of the Taco Bell Assets, the Taco Bell Liabilities, and the Intercompany Liability derived therefrom or shown thereon which shall be binding on the parties hereto and shall not be subject to challenge by any party hereto in any form.

                  (d) Upon final determination of the Intercompany Liability, the Subsidiary shall within five (5) days of the determination thereof, execute and deliver the Promissory Note reflecting the Subsidiary's obligation to pay the amount of the Intercompany Liability in accordance with the terms of the Promissory Note to the KFC Cooperative.

         3. RETAINED ASSETS. The KFC Cooperative shall retain all other tangible and intangible assets and liabilities now owned by the KFC Cooperative.

         4. EXCHANGE FOR SUBSIDIARY SHARES. Effective as of the Effective Date, the Tendering Members hereby transfer, assign, and surrender to the KFC Cooperative all of their shares of KFC Cooperative Membership Stock and KFC Cooperative Store Common Stock, in exchange solely for the transfer by the KFC Cooperative to the Tendering Members of one share of Subsidiary Membership Stock for each share of KFC Cooperative Membership Stock owned by each Tendering Member and one share of Subsidiary Store Common Stock for each share of KFC Cooperative Store Common Stock owned by each Tendering Member, which Subsidiary Shares shall, at such time, and prior to the acceptance of the Other Subscriptions constitute all of the outstanding capital stock of Subsidiary.

         5. KFC COOPERATIVE REPRESENTATIONS. The KFC Cooperative represents and warrants to the Tendering Members that as of the Effective Date:

                  (a) SUBSIDIARY ORGANIZATION AND AUTHORITY. The Subsidiary will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and will have all necessary corporate power and authority to conduct the business of a purchasing cooperative and to execute and deliver this Agreement and to perform its obligations under this Agreement. This Agreement shall be enforceable against the KFC Cooperative in accordance with its terms.

                  (b) AUTHORIZATIONS. The execution and delivery of this Agreement, the consummation of the transactions contemplated thereby, and the fulfillment of their obligations and undertakings thereunder, will not violate any provision of any applicable law, ordinance, rule or regulation of any governmental body, the certificate of incorporation or bylaws of the KFC Cooperative, or any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to the KFC Cooperative. The execution and delivery of this Agreement and the performance and consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate action of the KFC Cooperative.

                  (c) SUBSIDIARY CAPITAL STOCK. The authorized capital stock of the Subsidiary will consist of 2,000 shares of Subsidiary Membership Stock and 10,000 shares of Subsidiary Store Common Stock, of which a number of shares of Subsidiary Membership Stock equal to the number of Tendering Members and a number of shares of Subsidiary Store Common Stock equal to the number of shares of KFC Cooperative Store Common Stock owned by the Tendering Members shall be issued and outstanding prior to the acceptance of the Other Subscriptions. All of the issued and outstanding Subsidiary Shares shall have been duly authorized, and upon transfer of the Taco Bell Assets (other than the Excluded Assets) by the KFC Cooperative, and the assumption of the Intercompany Liability by the Subsidiary, will be validly issued, fully paid, and nonassessable, and owned beneficially and of record by the KFC Cooperative, free and clear of all liens, pledges, encumbrances, security interests, claims, charges, options and restrictions. The KFC Cooperative shall transfer, deliver and vest in the Tendering Members good and marketable (legal and beneficial) title to the Subsidiary Shares free and clear of all liens, pledges, encumbrances, security interests, claims, charges, options and restrictions, and there are no outstanding agreements, options, warrants or other rights of any kind whatsoever of any kind entitling any person or entity to purchase or acquire an interest in any of the Subsidiary Shares other than those contemplated in this Agreement.

                  (d) TITLE TO TACO BELL ASSETS. The KFC Cooperative shall have transferred to the Subsidiary good and marketable title to the Taco Bell Assets (other than the Excluded Assets) free and clear of all liens, pledges, encumbrances, security interests, claims, charges, options and restrictions except those liabilities reflected in the Subsidiary Pro Forma Balance Sheet, those reflected in the Promissory Note, and any liabilities related to the KFC Cooperative's Taco Bell operations incurred in the ordinary course of business since July 31, 1998.

         6. TENDERING MEMBER REPRESENTATIONS AND ACKNOWLEDGMENTS. Each Tendering Member represents and warrants to the KFC Cooperative and, as the case may be, acknowledges that as of the Effective Date:

                  (a) AUTHORITY. The Tendering Member has the full power, authority and capacity to transfer the Tendering Member's shares of KFC Cooperative Membership Stock and KFC Cooperative Store Common Stock to the KFC Cooperative in the manner provided herein, free and clear of any liens, pledges, encumbrances, security interests, claims, charges, options and restrictions whatsoever.

                  (b) AUTHORIZATIONS. The execution and delivery of this Agreement, the consummation of the transactions contemplated thereby, and the fulfillment of their obligations and undertakings thereunder, will not violate any provision of any applicable law, ordinance, rule or regulation of any governmental body, the organizational documents of the Tendering Member, or any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to the Tendering Member. The execution and delivery of this Agreement and the performance and consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate or other action of the Tendering Member.

                  (c) TITLE TO STOCK. The Tendering Member shall transfer, deliver and vest in the KFC Cooperative good and marketable (legal and beneficial) title to the shares of KFC Cooperative Membership Stock and KFC Cooperative Store Common Stock tendered herewith, free and clear of all liens, pledges, encumbrances, security interests, claims, charges, options and restrictions whatsoever, and there are no outstanding agreements, options, warrants or other rights of any kind whatsoever entitling any person or entity to purchase or acquire an interest in any of such shares other than those which arise pursuant to this Agreement.

                  (d)      SECURITIES REPRESENTATIONS AND ACKNOWLEDGMENTS.

                           (i)      The Subsidiary Shares to be acquired by the
Tendering Member hereunder will not be acquired with the view to a sale or other disposition thereof. The Tendering Member acknowledges that, under the Certificate of Incorporation and Bylaws of the Subsidiary, the Membership Common Stock and Store Common Stock of the Subsidiary may not be sold, transferred, pledged, mortgaged, gifted, or hypothecated to any third party, either voluntarily or by operation of law, and such restrictions shall be noted conspicuously on all certificates of Membership Common Stock and Store Common Stock. The Tendering Member consents to the placement of legends on the certificates representing the Membership Common Stock shares and the Store Common Stock shares to reflect that the Membership Common Stock and Store Common Stock of the Subsidiary may not be sold, transferred, pledged, mortgaged, gifted, or hypothecated to any third party, either voluntarily or by operation of law.

                           (ii)     The Tendering Member has received a copy of
the Taco Bell Member Tender Offer accompanying this Agreement, which Taco Bell Member Tender Offer included copies of the Certificate of Incorporation and Bylaws for the Subsidiary, audited financial statements of the KFC Cooperative as of October 31, 1997, unaudited financial statements of the KFC Cooperative as of July 31, 1998, and the Subsidiary Pro Forma Balance Sheet reflecting the transactions contemplated herein.

                           (iii)    The Tendering Member or its advisors have
had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated herein and to obtain any additional information (to the extent that the KFC Cooperative possesses or can acquire such information without unreasonable effort or expense) necessary in connection with the transactions contemplated hereunder.

         7. PURCHASING COMMITMENTS RELATED TO TACO BELL COOP MEMBERSHIP. Each Tendering Member acknowledges that by virtue of such Tendering Member's execution of the Signature Page and tender of certificates representing KFC Cooperative Membership Common Stock and KFC Cooperative Store Common Stock, such Tendering Member shall become a member of the Taco Bell Coop and shall become subject to and agrees to abide by the terms and commitments set forth in the Taco Bell Coop's Bylaws, a copy of which has been provided to each Tendering Member as part of the Tendering Member Tender Offer. Without limiting the generality of the foregoing, each Tendering Member acknowledges and agrees to purchase virtually all the food, packaging and supplies, and related services and equipment purchased by such Tendering Member in connection with the operation of the Tendering Member's Taco Bell retail outlets as provided in the Bylaws of the Taco Bell Coop, as amended from time to time, and further each Tendering Member acknowledges and agrees that the Tendering Member's membership in the Taco Bell Coop constitutes the consent of such Tendering Member to include in such Tendering Member's gross income the amount of any patronage dividend which is paid with respect to direct sales from the Taco Bell Coop, and indirect sales through participating distributors and money, "qualified checks," "qualified written notices of allocation" or other property (except "non-qualified written notices of allocation" as defined in Section 1388(d) of the Internal Revenue Code 1986, as amended) and which is received by the Tendering Member during the taxable year from the Taco Bell Coop.

         8.       TAX INDEMNIFICATION.

                  (a) KFC Cooperative shall indemnify the Subsidiary and each of its respective officers, directors, employees and agents and hold them harmless from (i) all liability for Taxes of the Subsidiary for the Pre-Effective Date Tax Period and (ii) all liability (as a result of Treasury Regulation 1.1502-6 or otherwise) for Taxes of any Affiliated Group or any member of any Affiliated Group and (iii) all liability for reasonable legal fees and expenses attributable to any item in clause (i) and (ii) above.

                  (b) The Subsidiary shall indemnify KFC Cooperative and its affiliates and each of its respective officers, directors, employees and agents and hold them harmless from (i) all liability for Taxes of KFC Cooperative related to the Subsidiary after the Pre-Effective Date Tax Period (other than Taxes described in clauses (a)(i) and (a)(ii) of this Section 8) and (ii) all liability for reasonable legal fees and expenses attributable to any item in clause (i) above.

                  (c) In the case of any taxable period that includes (but does not end on) the Effective Date (each a "Straddle Period"):

                           (i)      real, personal and intangible property Taxes
("Property Taxes") of the Subsidiary attributable to the Pre-Effective Date Tax Period shall be equal to the amount of such Property Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that are in the Pre-Effective Date Tax
Period and the denominator of which is the number of days in the Straddle Period; and

                           (ii)     the Taxes of the Subsidiary  (other than
Property Taxes) attributable to the Pre-Effective Date Tax Period shall be computed as if such taxable period ended as of the close of business on the Effective Date.

KFC Cooperative's indemnity obligation in respect of taxes for a Straddle Period that are KFC Cooperative's responsibility under this Section 8 shall initially be effected by its payment to the Subsidiary of the excess of (x) such Taxes for the Pre-Effective Date Tax Period over (y) the amount of such Taxes paid by KFC Cooperative or any of its affiliates (other than the Subsidiary) at any time plus the amount of such Taxes paid or accrued by the Subsidiary on or prior to the Effective Date. KFC Cooperative shall initially pay such excess to the Subsidiary within five days prior to the due date of any return, report or form with respect to Straddle Period Taxes. If the amount of such Taxes paid by KFC Cooperative or any of its affiliates (other than the Subsidiary) at any time plus the amount of such Taxes paid or accrued by the Subsidiary on or prior to the Effective Date exceeds the amount payable by KFC Cooperative pursuant to the preceding sentence, the Subsidiary shall pay to KFC Cooperative the amount of such excess (a) in the case of Property Taxes, at the

Effective Date and (b) in all other cases, within five days prior to the due date of the return, report or form [which is required to be filed] with respect to the final liability for such Taxes.

                  (d) The payments to be made pursuant to this Section 8 by any person with respect to Taxes shall be appropriately adjusted to reflect any final determination with respect to such Taxes.

                  (e) For purposes of this Section 8, (A) "Tax" or "Taxes" shall mean all Federal, state, local and foreign taxes, charges, fees, levies and assessments, and any other governmental impositions of any kind whatsoever, which may be imposed, no matter how measured or applied, including all interest, penalties and additional imposed with respect to such amounts; (B) "Pre- Effective Date Tax Period" shall mean all taxable periods ending on or before the Effective Date and the portion ending on the Effective Date of any taxable period that includes (but does not end on) such day; and (C) "Affiliated Group" shall mean each affiliated group (within the meaning of IRC
Section 1504) or consolidated, combined or unitary group (under any state or local Tax law) of which the Subsidiary is or has been a member and which KFC Cooperative is the common parent within the meaning of IRC Section 1504 or any analogous provision of state or local Tax law.

         9. INDEMNIFICATION BY KFC COOPERATIVE. KFC Cooperative shall indemnify the Tendering Members and hold them harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such indemnified party (other than any relating to Taxes, for which indemnification provisions are set forth in
Section 8) to the extent arising from (i) any breach of any representation or warranty of KFC Cooperative contained in this Agreement, or any certificate, instrument or other document delivered by it pursuant hereto, or (ii) any breach of any covenant of KFC Cooperative contained in this Agreement.

         10. INDEMNIFICATION BY THE TENDERING MEMBERS. Each Tendering Member shall indemnify KFC Cooperative, its affiliates, and each of their respective officers, directors, employees and agents and hold them harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such indemnified party (other than any related to Taxes, for which indemnification provisions are set forth in Section 8) to the extent arising from (i) any breach of any representation or warranty of the Tendering Member contained in this Agreement, or any certificate, instrument or other document delivered by it pursuant hereto, or
(ii) any breach of any covenant of the Tendering Member contained in this Agreement.

         11. SURVIVAL. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Effective Date and the consummation of the transactions contemplated herein.

         12. EFFECTIVE DATE. The transactions contemplated herein shall become effective on the date (the "Effective Date") and at the time all of the other transactions contemplated as part of the Corporate Reorganization described in the Proxy Statement dated __________, 1998, and delivered to all shareholders of the KFC Cooperative are consummated. On or as soon as practicable following the Effective Date, the KFC Cooperative and the Subsidiary shall execute and deliver to the other all other instruments and assurances, and do all things, reasonably necessary and proper to effect the transactions contemplated hereby including delivering stock certificates to the Tendering Members representing the Subsidiary Shares transferred to each of them hereunder.

         13. FURTHER ASSURANCES. At any time and from time to time after the date hereof, upon request of any of the parties hereto and without the payment of any further consideration, the parties hereto shall duly execute, acknowledge, and deliver all such assignments, conveyances and other incidents of transfer and other assurances and documents, and will take such further action, consistent with the terms of this Agreement, as reasonably may be requested for the purpose of better consummating the transactions contemplated hereby.

         14. ENTIRE AGREEMENT. This Agreement contains the entire Agreement among the parties hereto, and supersedes all prior and contemporaneous agreements, with respect to the subject matter hereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding the application of its conflicts of laws principles.

         16. COUNTERPARTS. Each Tendering Member and the KFC Cooperative and the Subsidiary shall become a party to this Agreement upon signing a counterpart of the Signature Page to this Agreement. Each of such counterparts shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts. A fully executed counterpart of this Agreement shall be provided to each Tendering Member on or as promptly as practicable following the Effective Date.

         17. FEES AND EXPENSES. Each of the parties to this Agreement shall pay their own expenses, including but not limited to legal and accounting expenses, incurred in connection with this Agreement and the transactions contemplated hereby.

         19. HEADINGS. The headings used in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

         20. TAX RETURNS. The KFC Cooperative shall file any Tax returns in a manner consistent with the stated intent of this Agreement to effect a tax-free split off under IRC Section 355.

         IN WITNESS WHEREOF, the KFC Cooperative has executed this Agreement as of the Effective Date.

                                           KFC NATIONAL PURCHASING COOPERATIVE,
                                           INC.

                                           By
                                             -----------------------------------
                                             ----------------, Chairman


                                           TACO BELL NATIONAL PURCHASING
                                           COOP, INC.


                                           By
                                             -----------------------------------
                                             ----------------, Chairman

           TENDERING MEMBER SIGNATURE PAGE AND LETTER OF TRANSMITTAL

         The undersigned, referred to in the above agreement as a Tendering Member, (a) hereby acknowledges receipt and review of the Taco Bell Member Tender Offer dated , 1998, (b) hereby becomes a party to the foregoing Agreement, and (c) hereby tenders and surrenders to the KFC National Purchasing Cooperative, Inc. (the "KFC Cooperative") certificates representing _________ shares of KFC Cooperative Membership Stock represented by certificate nos.__________ and _________ shares of KFC Cooperative Store Common Stock represented by certificate nos.__________, to be held by the KFC Cooperative in accordance with the terms of the foregoing Agreement, and on the Effective Date to be exchanged for the number of shares of Subsidiary Membership Stock and Subsidiary Store Common Stock to which the Tendering Member is entitled pursuant to the foregoing Agreement. The undersigned Tendering Member acknowledges that by executing this Signature Page and Letter of Transmittal that the Tendering Member is making certain representations and warranties concerning the Tendering Member's ownership of the foregoing described stock and is providing certain information, which in each case the Tendering Member certifies as true, accurate and complete. The undersigned Tendering Member understands that the inaccuracy of any of the representations, warranties or information made or provided by the Tendering Member in the foregoing Agreement or this Signature Page and Letter of Transmittal, or the failure to provide any information requested, may result in the rejection of the shares surrendered herewith and the invalidity of the foregoing Agreement as to such Tendering Member.

         The undersigned Tender Member further understands, acknowledges and agrees that the Tendering Member is making certain purchase and other commitments to the Unified Coop and that the undersigned Tendering Member agrees to abide by and to fulfill such commitments in all respects.

         The undersigned Tendering Member will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the foregoing shares in accordance with the foregoing Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, if the undersigned is an individual, in all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                   SIGN HERE


                                          Date:
---------------------------------              ---------------------------------
                                          Date:
---------------------------------              ---------------------------------
     SIGNATURE OF OWNER(S)

If a signature is by persons acting in a fiduciary or representative capacity, please provide the following information.

Name(s)

---------------------------------

---------------------------------
        (please print)

Capacity (full title)
                     ------------

Address:
        -------------------------
                                          --------------------------------------
---------------------------------         Area code and telephone number

---------------------------------         --------------------------------------
        (include zip code)                Tax I.D. or S.S. Number

                           IMPORTANT TAX INFORMATION

         Under the federal income tax law, a Tendering Member whose shares are surrendered is required to provide the KFC Cooperative with such shareholder's correct TIN on substitute Form W-9 below. If such shareholder is an individual, the TIN is his or her social security number. If the KFC Cooperative is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholders with respect to shares surrendered may be subject to backup withholding.

         If backup withholding applies, the KFC Cooperative is required to withhold 31% of any payments made to the shareholders. Backup withholding is not additional tax. Rather, the shareholders may offset the amount of tax withheld against his or her federal tax liability on such shareholder's federal income tax return. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         To prevent backup withholding on payments that are made to a shareholder with respect to shares surrendered, the shareholder is required to notify the KFC Cooperative of his or her correct TIN by completing the form below certifying that the TIN provided on substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding.

                              SUBSTITUTE FORM W-9
              DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE

               PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER

         Please provide your Social Security or other identification number and
certify by signing and dating below:                                 .
                                    ---------------------------------

         CERTIFICATION: Under penalties of perjury, I certify that the number shown on this form is my valid tax identification number and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

                                       Signature:
                                                 -------------------------------

                                       Date:
                                            ------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me will be withheld.

                                       Signature:
                                                 -------------------------------

                                       Date:
                                            ------------------------------------

                                   EXHIBIT A

                                PROMISSORY NOTE

$__________                                                __________, 199__
                                                           Louisville, Kentucky

        For value received, TACO BELL NATIONAL PURCHASING COOP, INC., a Delaware corporation ("Maker"), promises to pay to the order of the KFC NATIONAL PURCHASING COOPERATIVE, INC. , a Delaware corporation ("Payee"), the principal sum of ____________ DOLLARS ($__________), together with interest on the principal of this note from time to time outstanding at the rate or rates set forth below. Interest on this note shall accrue from the date of this note until the entire principal balance of and all accrued interest on this note have been paid in full.

        1. INTEREST RATE. The annual rate of interest to be paid by the Maker on the outstanding principal of this note shall be _______% (the prime rate reported in the "Money Rates" section of The Wall Street Journal on the date of this note). Each payment on this note shall be applied first to accrued but unpaid interest and then to reduction of principal.

        2. PAYMENTS. On ________ 1, 1999, and on the first day of each month thereafter through and including ___________, 1999 (the "Maturity Date")
(INSERT THE DATE THREE MONTHS AFTER THE DATE OF THIS NOTE), Maker shall pay Payee an installment of principal and interest equal to ______________ DOLLARS ($_________)(CALCULATE AND INSERT AMOUNT NECESSARY TO EVENLY AMORTIZE PRINCIPAL OVER THE THREE MONTH PERIOD). All principal and accrued interest on this note shall be due and payable on the Maturity Date. All or any part of the outstanding principal amount of this note may be prepaid at any time without penalty. The Maker shall prepay the principal of the note to the extent payments are received by Maker or by the Payee on behalf of Maker with respect to accounts receivable transferred by Payee to Maker pursuant to terms of that certain Agreement and Plan of Corporate Separation of even date herewith, among the Maker, Payee, and certain holders of Payee's Series N and O
Membership Common Stock. All prepayments shall be applied first to accrued but unpaid interest on this note and then to the unpaid principal amount of this note.

        3. EVENTS OF DEFAULT. Failure of the Maker to pay any installment payment of principal and interest on this note within five (5) calendar days of the due date thereof shall constitute a default under this note. Upon default under this note, the Payee may, at its option, and without notice, declare the entire unpaid balance of, and all accrued interest on, this note to be immediately due and payable.

        4. FORBEARANCE. Failure of the Payee to exercise any of its rights and remedies shall not constitute a waiver of any provision of this note or of any of the Payee's rights and remedies, nor shall it prevent the Payee from exercising any rights or remedies with respect to the subsequent happening of the same or similar occurrences. All remedies of the Payee shall be cumulative to the greatest extent permitted by law. Time shall be of the essence of payment of all payments of interest and principal on this note.

        15. GOVERNING LAW. This note has been delivered in, and shall be governed by and construed in accordance with the laws (excluding the conflicts of law rules) of the Commonwealth of Kentucky.

        16. COLLECTION COSTS AND EXPENSES. If there is any default under this note, and this note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, Maker promises to pay the Payee its reasonable attorneys' fees and court costs incurred in collecting or attempting to collect this note, to the extent allowed by the laws of the Commonwealth of Kentucky or any state in which any collateral securing payment of this note is situated.

        17. WAIVERS. Except as otherwise expressly provided herein, all parties to this instrument, whether makers, sureties, guarantors, endorsers, accommodation parties or otherwise, shall be jointly and severally bound, and jointly and severally waive presentment, demand, notice of dishonor, protest, notice of protest, notice of nonpayment or nonacceptance and any other notice and all due diligence or promptness that may otherwise be required by law, and all exemptions to which they may now or hereafter be entitled under the laws of the Commonwealth of Kentucky or of the United States of America or any state thereof. The Payee may, with or without notice to any party, and without affecting the obligations of any maker, surety, guarantor, endorser, accommodation party or any other party to this note (1) extend the time for payment of either principal or interest from time to time, (2) release or discharge any one or more parties liable on this note, (3) suspend the right to enforce this note with respect to any persons, (4) change, exchange or release any property in which the Payee has any interest securing this note, (5) justifiably or otherwise, impair any collateral securing this note or suspend the right to enforce against any such collateral, and (6) at any time it deems it necessary or proper, call for and should it be made available, accept, as additional security, the signature or signatures of additional parties or a security interest in property of any kind or description or both.


                                                 TACO BELL NATIONAL
                                             PURCHASING COOP, INC.


                                             By________________________________

                                             Title:____________________________

                                   EXHIBIT B

                               SECURITY AGREEMENT

        This is a Security Agreement dated as of ____________(this "Agreement"), between KFC National Purchasing Cooperative, Inc. ("Creditor"), a Delaware corporation, and Taco Bell National Purchasing Coop, Inc., a Delaware corporation (the "Debtor").

                                    RECITALS

        A. The Debtor is indebted to the Creditor pursuant to the terms of a certain Agreement and Plan of Corporate Separation (the "Corporate Separation Agreement") of even date herewith, among Creditor, members of the Creditor who are holders of Creditor's Series N and O membership common stock who sign the signature page and letter of transmittal accompanying such agreement and tender their stock certificates representing their membership and store common stock of the Creditor and that certain promissory note referenced in and executed pursuant to the Corporate Separation Agreement (the "Note").

        B. The Debtor is entering into this Agreement to secure the payment of the Note and the Debtor's other obligations to the Creditor under the Corporate Separation Agreement.

        C. This Agreement is being entered into concurrently with the Corporate Separation Agreement, and the Creditor is relying upon the Debtor's obligations evidenced by this Agreement.

        NOW, THEREFORE, the Debtor and the Creditor agree as follows:

        1. DEFINITIONS. The following terms shall have the following meanings, and the meanings assigned to all capitalized terms used herein shall be equally applicable to both the singular and plural forms of the terms defined:

            "Accounts Receivable" shall mean any and all (a) rights to payment for any goods sold or services performed, whether such right to payment exists on the date of this Agreement or is created thereafter, and whenever and wherever acquired or arising, whether or not such right to payment has been earned by performance, and whether or not such right to payment is evidenced by any document, instrument or chattel paper, and including, but not limited to, any and all goods or Inventory returned to or repossessed and any and all claims against common carriers for goods and Inventory damaged or lost in transit; and
(b) the proceeds or products of any of the foregoing. The amount of an Account Receivable shall be the amount of the receivable net of all contractual allowances and other discounts.

            "Collateral" shall mean any or all of the property in which the Debtor grants to the Creditor a security interest under Section 2 of this Agreement.

            "Debtor Documents" shall mean, collectively, the Note, this Agreement, the Corporate Separation Agreement and any and all other documents, instruments, agreements and writings to be executed by the Debtor which relate directly or indirectly to this Agreement.

               "Event of Default" shall have the meaning given that term in
Section 8 of this Agreement.

               "Indebtedness" shall mean the all amounts outstanding pursuant to the Corporate Separation Agreement and/or the Note.

               "Inventory" shall mean any and all of the following, whether owned or held on the date of this Agreement or acquired thereafter: (a) goods (including, without limitation, those goods against which Warehouse Receipts have been issued), which are held for sale or lease, (b) goods to be furnished under contracts of service, and after so furnishing them, (c) raw materials, work in process and materials used or consumed in business, and (d) goods returned to or repossessed by their seller.

               "Note" shall mean the promissory note referenced in and executed pursuant to the Corporate Separation Agreement, made by the Debtor and payable to the order of the Creditor, and any and all notes and other instruments executed and delivered in renewal, replacement, substitution, extension, payment and/or novation thereof.

               "Person" shall mean any individual, partnership, association, firm, trust, corporation or other entity.

               "Secured Obligations" shall mean all of the obligations secured by this Agreement as set forth in Section 3 of this Agreement.

               "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the Commonwealth of Kentucky from time to time.

               "Unmatured Default" shall mean the happening of any event or occurrence which, together with the giving of any required notice or the passage of any required period of time, or both, would constitute an Event of Default.

               "Warehouse Receipts" shall mean any and all of the non-negotiable warehouse receipts and/or other documents of title issued by any Warehousemen with respect to any Inventory.

               "Warehousemen" shall mean any Persons holding or storing any of the Inventory who have issued Warehouse Receipts evidencing their holding or storage of such Inventory.

         2.    GRANT OF SECURITY INTERESTS.

               (a) The Debtor grants to the Creditor a security interest in the following property:

                  (i) all of the Debtor's right, title and interest in and to the Debtor's Accounts Receivable;

                  (ii) all of the Debtor's right, title and interest in and to the Debtor's Inventory;

                  (iii) any and all property which the Debtor receives or is or may hereafter be entitled to receive on account of any collections of or with respect to the Debtor's Accounts Receivable, or any instrument in payment of or substitution for any of the Debtor's Accounts Receivable, or any part thereof; and

                  (iv) any and all property which the Debtor receives or which the Debtor may hereafter become entitled to receive on account of any sale, exchange, transfer or other disposition of the Debtor's Inventory, or any part thereof.

            (b) The Debtor grants to the Creditor a further security interest in and to any and all of the Debtor's goods, chattel paper, documents, instruments (as those terms are defined in the Uniform Commercial Code) and money, whether now existing or acquired subsequent to the date of this Agreement.

            (c) The Debtor grants a further security interest to the Creditor in the proceeds and products of any sale, exchange, collection or other disposition of the Collateral or any part thereof.

        3. OBLIGATIONS SECURED. The security interests granted by the Debtor hereby secure the payment and performance of all of the following Secured
Obligations: (a) any and all indebtedness of the Debtor to the Creditor evidenced by the Note or described in the Corporate Separation Agreement, and
(b) any and all of the representations, warranties, obligations, agreements, covenants and promises of the Debtor contained in the Debtor Documents, whether or not now or hereafter evidenced by any note, instrument or other writing.

        4. REPRESENTATIONS AND WARRANTIES. To induce the Creditor to enter into this Agreement, any and all of the representations and warranties made by the Debtor in the other Debtor Documents are incorporated herein by reference, and the Debtor further represents, warrants and agrees as follows:

            (a) The Debtor has full right, power, authority and capacity to enter into and perform this Agreement; and this Agreement has been duly entered into and delivered and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms.

            (b) The Debtor has good and marketable title to the Debtor's Collateral, and the Collateral is not subject to any lien, charge, pledge, encumbrance, claim or security interest other than the security interests created by this Agreement.

            (c) The Debtor keeps the Debtor's Inventory at the locations set out on Schedule 1 attached to this Agreement.

            (d) The books and records with respect to the Debtor's Accounts Receivable are kept at the Debtor's chief place of business in Louisville, Kentucky.

            (e) The Debtor's chief place of business is located at [INSERT ADDRESS OF BORROWER'S CHIEF PLACE OF BUSINESS].

               (f) The Collateral is used and will be used for business use only.

               (g) The registered office of the Debtor's registered agent in Kentucky is located in Jefferson County, Kentucky.

         5. DURATION OF SECURITY INTERESTS. The Creditor, its successors and assigns, shall hold the security interests created hereby upon the terms of this Agreement, and this Agreement shall continue until the Note has been paid in full, the other Secured Obligations have been paid, performed, executed, or satisfied in their entirety, and no commitment to lend or extend credit which is intended to be secured hereby remains outstanding. After payment of any part of the Secured Obligations, the Creditor may, at its option, retain all or any portion of the Collateral as security for any remaining Secured Obligations and retain this Agreement as evidence of such security. The security interests granted hereunder shall not be impaired or affected by any renewals or extensions of time for payment of any of the Secured Obligations, or by release of any party liable on the Secured Obligations; by any acquisition, release or surrender of other security, collateral or guaranty; by delay in enforcement of payment of any of the Secured Obligations; or by delay in enforcement of any security.

         6. CERTAIN NOTICES. The Debtor shall notify the Creditor of any and all changes of location of the Debtor's chief place of business and of the registered office of the Debtor's registered agent in Kentucky, and of the books and records with respect to any Accounts Receivable and of the location of any other of the Collateral at least ten (10) days prior to effecting any such change.


         7. COVENANT NOT TO DISPOSE OF OR IMPAIR COLLATERAL. The Debtor shall not, without the prior written consent of the Creditor, sell, transfer or otherwise dispose of the Collateral, or any part thereof or interest therein, except (a) collections of Accounts Receivable permitted under this Agreement, and (b) sale of Inventory in the ordinary course of business (which shall not include any transfer in complete or partial satisfaction of indebtedness), and
(c) otherwise as permitted by the Debtor Documents. The Debtor shall not permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the value of the Collateral or the security intended to be provided by this Agreement.

         8. DEFAULT. At the option of the Creditor, the happening of any of the following events shall constitute a default under this Agreement (an "Event of Default"):

            (a) Failure of the Debtor to pay in full when due any Secured Obligation, or any installment of any Secured Obligation.

            (b) The occurrence of any default or event of default under the Note or any other of the Debtor Documents or any other obligation, instrument or agreement secured by this Agreement, or under any other instrument or agreement providing security for the Secured Obligations, and the expiration of any applicable cure period (if any).

            (c) Failure of the Debtor to keep or perform or observe or comply with any term, obligation or provision of (1) this Agreement (other than those contained or referenced in any other subparagraph of this Section 8), which failure has not been fully corrected within three (3) days after written notice has been given to the Debtor of such failure; or (2) any other of the Debtor Documents and the expiration of any applicable cure period, if any.

               (d) Any warranty, representation or other statement of fact contained in any of the Debtor Documents made or otherwise furnished to the Creditor by or on behalf of the Debtor pursuant to or in connection with any of the Secured Obligations proves to be false or misleading in any material respect or omits a material fact, whether or not made with knowledge, at the time it was made.

               (e) Loss, theft, damage, or destruction of any material part of the Collateral if the loss is not fully insured against.

               (f) Encumbrance of any of the Collateral, or the making of a levy, seizure or attachment thereof or thereon, which is not permitted under the Debtor Documents, and which has not been cured to the Creditor's satisfaction within fifteen (15) days after notice that it has occurred.

               (g) The sale or other disposition of the Collateral or any interest therein, or the creation of any lien or other encumbrance on the Collateral, either of which is not permitted under this Agreement and is without the prior written consent of the Creditor.

               (h) The Collateral becomes the subject matter of litigation which could, in the good faith opinion of the Creditor, result in substantial impairment or loss of the security interests intended to be provided by this Agreement, which has not been successfully resolved to the Creditor's satisfaction within fifteen (15) days after notice of the litigation and the Creditor's desire for a resolution.

               (i) If the Debtor shall fail to observe, perform or comply with the terms, obligations, covenants, agreements, conditions or other provisions of any agreement, document or instrument, other than this Agreement and the other Debtor Documents, which the Debtor has entered into with the Creditor.

               (j) If the Debtor shall (1) have an order of relief entered in any proceeding filed by the Debtor under the federal bankruptcy laws (as in effect on the date of this Agreement or as they may be amended from time to time); (2) admit an inability to pay debts generally as they become due; (3) become insolvent in that total assets are in the aggregate worth less than all liabilities, or the Debtor is unable to pay debts generally as they become due;
(4) make a general assignment for the benefit of creditors; (5) file a petition, or admit (by answer, default or otherwise) the material allegations of any petition filed against the Debtor in bankruptcy under the federal bankruptcy laws (as in effect on the date of this Agreement or as they may be amended from time to time), or under any other law for the relief of debtors, or for the discharge, arrangement or compromise of debts; or (6) consent to the appointment of a receiver, conservator, trustee or liquidator of all or any part of the Debtor's assets.

               (k) If a petition shall have been filed against the Debtor in proceedings under the federal bankruptcy laws (as in effect on the date of this Agreement, or as they may be amended from time to time), or under any other laws for the relief of debtors, or for the discharge, arrangement or compromise of debts, or an order shall be entered by any court of competent jurisdiction appointing a receive, conservator, trustee or liquidator or all or part of the Debtor's assets, and such petition or order is not dismissed or stayed within thirty
(30) consecutive days after entry thereof.

            (l) If the Debtor or any Person affiliated with the Debtor takes any action that is intended to result in the termination, dissolution or liquidation of the Debtor.

            (m) If a final judgment or judgments for the payment of money in excess of the sum of Two Hundred Thousand Dollars ($200,000.00) in the aggregate, or with respect to property with a value in excess of such amount, shall be rendered against the Debtor and such judgment or judgments shall remain unsatisfied for a period of thirty (30) consecutive days after the entry thereof and within that thirty (30) days has not been (a) stayed pending appeal, or (b) discharged.

            (n) If there should be any material adverse change in the financial condition of the Debtor, as determined in the Creditor's reasonable discretion, from the financial condition of the Debtor on the date of this Agreement, and such adverse change is not fully corrected to Creditor's reasonable satisfaction within thirty (30) days after notice with respect thereto from the Creditor.

        9. REMEDIES. Upon any Event of Default, the Creditor may at its option declare the Note and the other Secured Obligations to be immediately due and payable; and, in addition to that right, and in addition to exercising all other rights or remedies, the Creditor may proceed to exercise with respect to the Collateral all rights, options and remedies of a secured party upon default as provided for under the Uniform Commercial Code. The rights of the Creditor upon an Event of Default shall include, without limitation, any and all rights and remedies in any and all other documents, instruments, agreements and other writings between the Creditor and the Debtor, all rights and remedies as provided by law, in equity or otherwise, and in addition thereto, the following:

            (a) The right to require the Debtor to assemble the Collateral and the books and records with respect to Accounts Receivable and make them available to the Creditor at a place or places to be designated by the Creditor which is reasonably convenient to the Debtor and the Creditor.

            (b) The right to require the Debtor to store all or any part of the Debtor's Inventory, at the Debtor's own cost and risk, on behalf of the Creditor after the Creditor has taken possession of such Inventory. Storage shall be in such manner as to prevent any deterioration of such Inventory, and shall be for a reasonable time pending the sale or other disposition of such Inventory.

            (c) The right to sell the Collateral at public or private sale in one or more lots in accordance with the Uniform Commercial Code. The Creditor may bid upon and purchase any or all of the Collateral at any public sale thereof, and shall be entitled to apply the unpaid portion of the Secured Obligations as a credit against the purchase price. The Creditor's purchase of all or any of the Collateral shall extinguish the Debtor's rights under section 9-506 of the Uniform Commercial Code upon application of the unpaid portion of the Secured Obligations. The Creditor shall be entitled to apply the proceeds of any such sale to the satisfaction of the Secured Obligations and to expenses incurred in realizing upon the Collateral in accordance with the Uniform Commercial Code.

               (d) The right to notify the account debtors on all or any part of the Debtor's Accounts Receivable of the Creditor's interest therein and to require such account debtors to begin making payments directly to the Creditor regardless of whether the Debtor was previously making collections on all or any part of the Debtor's Accounts Receivable. The Creditor shall have the right to proceed against any such account debtors in its own name, or in the name of the Debtor (as appropriate) with or without the consent of the Debtor. The Creditor may retain any such payments or collections and apply them to the satisfaction of the Secured Obligations and to expenses incurred in collection, all in accordance with the Uniform Commercial Code.

               (e) The right to recover the reasonable expenses of taking possession of any of the Collateral that may be reduced to possession, preparing the Collateral for sale, selling the Collateral, collecting all or any part of the Debtor's Accounts Receivable, and other like expenses.

               (f) The right to recover all of the Creditor's expenses of collection, including, without limitation, court costs and reasonable attorneys' fees and disbursements incurred in realizing upon the Collateral or enforcing or attempting to enforce any provision of this Agreement.

               (g) The right to retain the Collateral and become the owner thereof, in accordance with the provisions of the Uniform Commercial Code.

               (h) The right to proceed by appropriate legal process at law or in equity to enforce any provision of this Agreement or in aid of the execution of any power of sale, or for foreclosure of the security interests of the Creditor, or for the sale of the Collateral under the judgment or decree of any court.

               (i) The right to enter any premises where any Collateral may be located for the purpose of taking possession or removing the same.

               (j) The right to (1) possession of any and all of the Warehouse Receipts, (2) notify any of the Warehousemen holding any of the Debtor's Inventory that a default has occurred and that the Creditor, to the exclusion of the Debtor, is entitled to direct release and delivery of the Inventory, and
(3) otherwise cause the Warehousemen to store the Inventory as the Creditor's agent.

        10. CUMULATIVE REMEDIES. The rights and remedies of the Creditor shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy. Notwithstanding the foregoing, the Creditor shall be entitled to recover by the cumulative exercise of all remedies no more than the sum of (a) the Secured Obligations at the time of exercise of remedies, plus
(b) the costs, fees and expenses the Creditor is otherwise entitled to recover.

        11. WAIVERS. The Debtor acknowledges that this Agreement involves the grant of multiple security interests, and the Debtor hereby waives, to the extent permitted by applicable law, (a) any requirement of marshaling assets or proceeding against Persons or assets in any particular order, and (b) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which the Debtor may now or hereafter have with respect to the rights of the Creditor with respect to the Collateral under this Agreement.

        12.    COLLECTIONS FROM ACCOUNTS RECEIVABLE.

               (a) At any time when the Creditor may exercise remedies under
Section 9 of this Agreement, the Creditor shall have the right to notify account debtors obligated on any or all Accounts Receivable to make payments directly to the Creditor.

               (b) Until the Creditor requests that account debtors of Accounts Receivable be notified of the Creditor's security interest created at a time when the Creditor may exercise remedies under Section 9 of this Agreement, the Debtor shall continue to collect payments on the Debtor's Accounts Receivable and use the proceeds thereof to reduce the principal amount of the Note, as provided therein. In any event, if any Event of Default has occurred and is continuing, the Debtor may not use the proceeds from payments on Accounts Receivable to satisfy any indebtedness to any Person other than the Creditor. If the Debtor collects payments on any Accounts Receivable after an Event of Default has occurred and while it is continuing, the Debtor shall hold the proceeds received from that collection as a constructive trust for the Creditor and shall turn over such proceeds to the Creditor immediately upon demand in the identical form received, if so requested by the Creditor. In the event of such payment, the Creditor shall credit the proceeds as payment of the Secured Obligations first to costs or penalties if any, second to interest, and then to principal. Any credit given to the Debtor for proceeds in form other than cash shall be conditional upon final payment to the Debtor in cash or solvent credit of the items, and if any item is not paid the amount of any credit given for it shall be charged to the Debtor whether or not the item is returned, and such amount shall be a part of the obligations secured by this Agreement.

               (c) The Debtor shall have no power to, and shall not, waive, compromise or discount any Accounts Receivable, without the prior written consent of the Creditor, except for (1) ordinary trade discounts and allowances for payment within thirty days of the date of invoice or billing, and (2) discounts or allowances in the ordinary course of collecting Accounts Receivable.

               (d) If any Account Receivable shall be evidenced by a promissory note, trade acceptance or other instrument with an original principal balance of One Thousand Dollars ($1,000.00) or more, the Debtor (as appropriate) shall immediately deliver such instrument to the Creditor, appropriately endorsed to the Creditor's order. The Debtor authorizes the Creditor to endorse same on the Debtor's behalf and hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

        13. THE CREDITOR AS AGENT. The Debtor hereby irrevocably constitutes the Creditor as the Debtor's agent and attorney-in-fact at any time during any period when the Creditor may exercise the remedies set forth in Section 9 of this Agreement, to (a) proceed against account debtors obligated on Accounts Receivable in the Debtor's name or in the Creditor's name, and (b) sign and endorse all checks, drafts and other instruments in payment of Accounts Receivable, and (c) perform all such other acts with respect to Accounts Receivable as the Creditor may in its discretion deem necessary to effectuate the security intended to be granted in this Agreement.

        14. SPECIAL COLLECTION PROCEDURE. Upon the Creditor's demand at any time when the Creditor may exercise remedies under Section 9 of this Agreement, the Debtor shall forthwith, upon receipt of all checks, drafts, cash and other remittances in payment or on account of Accounts Receivable or for the sale of Inventory by the Debtor, deposit the same in a special bank account over which the Creditor alone, to the exclusion of the Debtor, has the power of withdrawal. The funds in such account shall be held by the Creditor for application toward the Secured Obligations. Such proceeds paid on Accounts Receivable shall be deposited in precisely the form received, except for the endorsement of the Debtor where necessary to permit collection of items, which endorsement the Debtor agrees to make and which the Creditor is also hereby authorized by to make in the Debtor's name and on the Debtor's behalf as attorney-in-fact. Pending such deposit, the Debtor agrees that the Debtor will not commingle any such checks, drafts, cash and other remittances with any other funds or property, but will hold them separate and apart therefrom in express trust for the Creditor until deposited in that special account. The Creditor will, once each day, apply the whole or any part of the collected funds on deposit in such special account against the principal and/or interest of the Note, the order and method of such application being in the sole discretion of the Creditor. Any portion of the funds in the special account which the Creditor elects not to apply as provided in the preceding sentence may be paid over by the Creditor to the Debtor or may be retained in the special account, at the Creditor's sole discretion, as continuing security and in which the Debtor hereby grants to the Creditor a security interest for all the Secured Obligations.

        15. BOOKS AND RECORDS. The Debtor shall maintain books and records with respect to Accounts Receivable in form and manner reasonably satisfactory to the Creditor, and the Creditor shall have the right during business hours with reasonable notice to inspect any and all of the business properties, premises or books and records of the Debtor relating to Accounts Receivable or other Collateral or the proceeds thereof. The Debtor further agrees from time to time to furnish such reports, data and financial statements with respect to the Collateral as the Creditor may reasonably request from time to time.

        16. INSURANCE. The Debtor, at the Debtor's cost and expense, shall insure the Debtor's business and all of the Debtor's insurable properties with insurance policies in such form, with such types of coverage, to such extent, against such liabilities and hazards (including, without limitation, environmental hazards), in such amounts of coverage and with such deductibles as the Creditor may request or direct, and not less than those carried by prudent businesses similarly situated, but in any event insuring against such liabilities and hazards and with such coverages and deductibles as are provided in the Debtor's insurance in effect on the date of this Agreement, and in any event in amounts of coverage not less than the insurable value of the property insured.

        17. CERTAIN OBLIGATIONS REGARDING COLLATERAL.

            (a) The Debtor shall keep and maintain the Debtor's Inventory in good condition and repair and under adequate condition of storage to prevent its deterioration or depreciation in value.

            (b) The Debtor shall keep the Collateral free and clear of any and all liens other than the security interests created in favor of the Creditor under this Agreement or permitted by the Debtor Documents, and shall declare and pay any and all fees, assessments, charges and taxes allocable to the Collateral, or which might result in a lien against the Collateral if left unpaid unless the Debtor at the Debtor's own expense is contesting the validity or amount thereof in good faith by an appropriate proceeding timely instituted which shall operate to prevent the collection or satisfaction of the lien or amount so contested. If the Debtor fails to pay such amount and is not contesting the validity or amount thereof in accordance with the preceding sentence, the Creditor may, but is not obligated to, pay such amount, and such payment shall be deemed conclusive evidence of the legality or validity of such amount. The Debtor shall promptly reimburse the Creditor for any and all payments made by the Creditor in accordance with the preceding sentence, and until reimbursement, such payments shall be part of the Secured Obligations.

               (c) The Debtor shall keep its Inventory only at the locations set out on Schedule 1 attached to and incorporated into this Agreement.

               (d) If the Debtor fails to provide insurance pursuant to Section 16 of this Agreement, the Creditor may, but is not obligated to, pay for such insurance after first notifying the Debtor of the Creditor's intent to pay it. The Debtor shall promptly reimburse the Creditor for any payments made pursuant to this subparagraph, and until reimbursement, such payments shall be a part of the Secured Obligations.

        18. USE AND INSPECTION OF COLLATERAL. The Debtor shall not use the Collateral in violation of any statute or ordinance, and the Creditor shall have the right, at reasonable hours, to inspect the Collateral at the premises of the Debtor or wherever the Collateral may be located.

        19. NOTICE.

            (a) Any requirement of the Uniform Commercial Code or other applicable law of reasonable notice shall be met if such notice is given at least five (5) business days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

            (b) Except as provided in subsection (c) below, all notices or communications under this Agreement shall be in writing and shall be hand-delivered, sent by courier, or mailed to the parties addressed as follows, and any notice so addressed and (1) hand-delivered, shall be deemed to have been given when so delivered, or (2) mailed by registered or certified mail, return receipt requested, shall be deemed to have been given when mailed, or
(3) delivered to a recognized small package overnight courier service to the address of the intended recipient with shipping prepaid, shall be deemed to have been given when so delivered to such courier:

    (1)      If to the Debtor:     Taco Bell National Purchasing Coop, Inc.
                                   ----------------------------------------
                                   ----------------------------------------

    (2)      If to the Creditor:   KFC National Purchasing Cooperative, Inc.
                                   ----------------------------------------
                                   ----------------------------------------

            (c) The Debtor and the Creditor may at any time, and from time to time, change the address or addresses to which notice shall be mailed by written notice setting forth the changed addressed or addresses.

        20. FURTHER ASSURANCE. The Debtor shall sign from time to time such financing statements and other documents and instruments and take such other actions as the Creditor may request from time to time to more fully create, perfect, continue, maintain or terminate the security interests in the Collateral intended to be created in this Agreement.

        21.    MISCELLANEOUS.

               (a) Failure by the Creditor to exercise any right shall not be deemed a waiver of that right, and any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Creditor shall continue in full force and effect until such right is specifically waived in a writing signed by the Creditor.

               (b) If any part, term or provision of this Agreement is held by any court to be prohibited by any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced with that part, term or provision enforced to the greatest extent allowed by law, or if it is totally unenforceable, as if this Agreement did not contain that particular part, term or provision.

               (c) The headings in this Agreement have been included for ease of reference only, and shall not be considered in the construction or interpretation of this Agreement.

               (d) This Agreement shall inure to the benefit of the Creditor, its successors and assigns, and all obligations of the Debtor shall bind the Debtor's successors and assigns.

               (e) To the extent allowed under the Uniform Commercial Code, this Agreement shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

               (f) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

               (g) This Agreement may be signed by each party upon a separate copy, and in such cases one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party.

               (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one such counterpart.

               (i) The Debtor consents to one or more actions being instituted and maintained in the Jefferson County, Kentucky, Circuit Court to enforce this Agreement and/or one or more of the other debtor documents, and waives any objection to any such action based upon lack of personal or subject matter jurisdiction or improper venue. The Debtor agrees that any process or other legal summons in connection with any such action or proceeding may be served by mailing a copy thereof by certified mail, or any substantially similar form of mail, addressed to the Debtor as provided in Section 19 above.

               (j) The Debtor acknowledges that the Debtor has received a copy of this Agreement and each of the other debtor documents, as fully executed by the parties thereto. The Debtor acknowledges that the Debtor (a) has READ THIS AGREEMENT AND THE OTHER BORROWER DOCUMENTS OR HAS CAUSED SUCH DOCUMENTS TO BE EXAMINED BY THE BORROWER'S REPRESENTATIVES OR ADVISORS; (b) is thoroughly familiar with the transactions contemplated in this Agreement and the other debtor documents; and (c) has had the opportunity to ask such questions to representatives of the Creditor, and receive answers thereto, concerning the terms and conditions of the transactions contemplated in this Agreement and the other debtor documents as the Debtor deems necessary in connection with the Debtor's decision to enter into this agreement.

        IN WITNESS WHEREOF, the Debtor and the Creditor have executed and delivered this Agreement as of the date set out in the preamble hereto, but actually on the dates set forth below.


                                    DEBTOR:

                                    TACO BELL NATIONAL PURCHASING COOP,
                                    INC.


                                    By:______________________________________


                                    Title:____________________________________


                                    Date:____________________________________



                                    CREDITOR:

                                    KFC NATIONAL PURCHASING
                                    COOPERATIVE, INC.


                                    By:______________________________________


                                    Title:____________________________________


                                    Date:____________________________________

                                   SCHEDULE 1

                             Locations of Inventory


The Debtor's Inventory are kept at the following locations:

        a.     [Insert Location]
        b.
        c.
        d.
        e.
        f.
        g.
        h.
        i.

                                   EXHIBIT C

             Subsidiary Pro Forma Balance Sheet as of July 31, 1998

                                   APPENDIX B


                              OPERATING AGREEMENT
                                      FOR
                    UNIFIED FOODSERVICE PURCHASING COOP, LLC


        This is an Operating Agreement dated as of __________, 1998, among the Persons (as defined below) who have executed ANNEX A attached to this Agreement (each a "MEMBER" and collectively, the "MEMBERS").

                                    RECITALS

        The KFC, Taco Bell and Pizza Hut restaurant systems are each part of Tricon Global Restaurants, Inc. (together with all its Affiliates, "Tricon"). The Tricon restaurant system includes restaurants and other outlets which are both franchised and operated by Tricon and its Affiliates. The KFC National Purchasing Cooperative, Inc., doing business as the FoodService Purchasing Cooperative, Inc. (the "KFC Coop"), has well established purchasing programs for KFC and Taco Bell franchisees. The KFC Coop shall transfer its Taco Bell operations to a new purchasing cooperative for Taco Bell franchisees, The Taco Bell Purchasing Coop, Inc. (the "Taco Bell Coop"), organized by Taco Bell franchisees and their advisory counsel, FRANMAC. A new purchasing cooperative for Pizza Hut franchisees, The Pizza Hut Purchasing Coop, Inc. (the "Pizza Hut Coop"), has been organized by Pizza Hut franchisees and their organization, the IPHFHA. The KFC Coop, the Taco Bell Coop and the Pizza Hut Coop (the "Concept Coops") are the Members. Tricon or an affiliate of Tricon is a Member of each of the Concept Coops.

                             ARTICLE 1 - FORMATION

        The Members hereby form a limited liability company (the "COMPANY") pursuant to the Kentucky Limited Liability Company Act, effective as of the filing of the Company's Articles of Organization with the Kentucky Secretary of State. The Members hereby ratify and approve the filing of the Company's Articles of Organization, the receipt of the form of which each Member hereby acknowledges. The Members hereby acknowledge that they were Members of the Company effective as of the time of the filing of the Company's Articles of Organization. A duly authorized officer of the Company shall from time to time execute or cause to be executed all such certificates or other documents or cause to be done all such filing, recording, publishing or other acts as may be necessary or appropriate to comply with the requirements for the formation and operation of a limited liability company under the Act. The rights and duties of the Board of Directors, the Officers and the Members shall be as provided in the Act, except as modified by this Agreement. The Company shall be qualified to do business in such states as the Board of Directors from time to time deems appropriate.

                                ARTICLE 2 - NAME

        The business of the Company shall be conducted under the name "Unified FoodService Purchasing Coop, LLC."

                            ARTICLE 3 - DEFINITIONS

        The following terms and phrases used in this Agreement shall have the following meanings:

        "ACT" shall mean the Kentucky Limited Liability Company Act, KRS Chapter 275.

        "AFFILIATE" or a Person "AFFILIATED WITH" a Member, a shareholder, partner or member of any Member, or other specified Person (collectively referred to as the "SPECIFIED PERSON") shall mean (i) a Person that directly, or indirectly through one or more intermediaries, or in combination with any other Member, or other Specified Person, controls or is controlled by, or is under the control of the Member or other Specified Person; or (ii) a Person of which the Member or other Specified Person is a director, officer, employee, agent or partner or is the beneficial owner of 10% or more of any class of equity security or interest. The term "CONTROL" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract or otherwise.

        "AGREEMENT" shall mean this Operating Agreement, as amended, modified or supplemented from time to time.

        "BOARD OF DIRECTORS" shall mean the Company's Board of Directors as provided for in Article 14.

        "CAPITAL ACCOUNT" shall mean the individual account maintained for each Member by the Company, calculated pursuant to paragraph 8.5.

        "CAPITAL CONTRIBUTION" shall mean the money and the fair market value of property (net of liabilities assumed by the Company or to which the property is subject) contributed to the Company by a Member, and as set forth on ANNEX A.

        "CHARTER DOCUMENTS" shall mean the certificate or articles of incorporation and bylaws of the Concept Coops.

        "CODE" or "IRC" shall mean the Internal Revenue Code of 1986, as amended, modified or rescinded from time to time, or any similar provision of succeeding law.

        "GOODS" shall mean food, packaging, supplies, equipment, and other products and services used, sold or consumed by operators of quick service restaurants including KFC, Taco Bell, and Pizza Hut restaurants and outlets.


        "INCOME AND LOSS" shall mean, respectively, for each fiscal year or other period, an amount equal to the Company's Taxable income or Tax Loss for such year or period (a), except that for this purpose (i) all items of income, gain, deduction or loss required to be separately stated by Code Section 703(a)(1) shall be included in taxable income or loss; (ii) tax exempt income shall be added to taxable income or loss; (iii) any expenditures described in Code Section 705(a)(2)(B) (or treated as Code
Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation ss. 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing taxable income or loss shall be subtracted; and (iv) taxable income or loss shall be adjusted to reflect any item of income or loss specifically allocated in
Article 10.

        "INTEREST" shall mean the entire ownership interest (which may, either for a Member's Capital Account or for a Member's share of Taxable Income, Tax Losses or Net Cash Flow, be expressed as a percentage) of a Member in the Company, including the rights and obligations of the Member under this Agreement and the Act.

        "LOAN AGREEMENTS" shall mean the Loan Agreements evidencing and setting forth the terms and conditions of the working capital loans to the Company made by the Members in the initial amounts reflected on ANNEX A.

        "MANAGEMENT AGREEMENTS" shall mean the Management Agreements of even date herewith between the Company and each of its Members, as such agreements may from time to time be amended as permitted hereunder.

        "MANAGER" shall mean the Board of Directors.

        "NET CASH FLOW" shall mean, with respect to any fiscal year, all cash revenues of the Company from business operations during that period (including, without limitation, interest or other earnings on the funds of the Company) less the sum of the following to the extent made from those cash revenues:

               (i) All principal and interest payments on any indebtedness of the Company;

               (ii) All cash expenses incurred incident to the operation of the Company's business; and

               (iii) Funds set aside as reserves for contingencies, working capital, debt service, taxes, insurance or other costs and expenses incident to the conduct of the Company's business which the Board of Directors deems reasonably necessary or appropriate.

        "PATRONAGE" shall mean the amount of direct and indirect transactions between the Company and the Concept Coops and restaurant operators which qualifies as patronage in the Charter Documents.

        "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint stock company, trust, association, unincorporated entity, or any division thereof.

        "PURCHASING VOLUME" means the amount of transactions for Goods initiated or effected directly or indirectly through the Company whether or not qualifying as Patronage.

        "TAXABLE INCOME" and "TAX LOSSES," respectively, shall mean the net income or net losses of the Company as determined for federal income tax purposes, and all items required to be separately stated by IRC ss.ss. 702 and 703 and the Treasury Regulations promulgated thereunder.

                      ARTICLE 4 - BUSINESS OF THE COMPANY

        4.1 GOODS AND SERVICES. The Company will combine the purchasing volume for Goods within and across Tricon's KFC, Taco Bell and Pizza Hut concepts in order to achieve the lowest possible store delivered costs for restaurant operators. The Company will manage and operate purchasing programs for each of the Concept Coops consistent with the terms of Management Agreements between the Company and each Concept Coop. The Company will negotiate the lowest possible sustainable prices for Goods from suppliers approved by Tricon and its Affiliates as franchisors for sale either through the Company or directly by the supplier to approved distributors selected by the Members and the restaurant operators represented by the Members. The Company will also assist the Members and restaurant operators in negotiating and monitoring freight and distribution arrangements. The Company will provide such other services for Members and restaurant operators provided for in the Management Agreements. The Company and Tricon have entered into a Tricon Purchasing Cooperative Agreement of even date herewith concerning Tricon's commitment to the purchasing programs of the Company and the Concept Coops, Tricon's supplier and distributor processes, aspects of the relationships between Tricon and suppliers and distributors, and coordination of the Company's purchasing activities with the marketing, promotion, and other programs and projects of Tricon and its Affiliates as franchisors.

        4.2 OPERATING ASSETS AND LIABILITIES. The Company shall acquire certain operating assets and leaseholds, assume certain operating liabilities and obligations and employ certain personnel of the KFC Coop pursuant to the terms of an Asset Contribution and Liability Assumption Agreement of even date herewith between the Company and the KFC Coop.

        4.3 MEMBER MATTERS. As may be more specifically provided in the Management Agreements (a) the operation of the purchasing program of each Member shall be conducted by the Company consistent with annual business plans and budgets approved by the Company and the Member, (b) each Member will be responsible for making available to the Company, pursuant to the Loan Agreements and Management Agreements, the capital and working capital necessary for conducting the purchasing program for the Member in a financially sound manner, and (c) each Member shall indemnify and hold the Company and each other Member harmless for any operating or other losses or liabilities associated with the purchasing and other programs of the Member. Nothing in this Agreement shall be construed to inhibit or prevent Members from competing with other Members or their affiliates in any line of commerce or any particular market. Neither a Member nor the Company shall have any authority to hold itself out as a general agent of the Company in any other business or activity.

        4.4    TAX TREATMENT; TAX MATTERS PARTNER.

               (a) It is the intention of the Members that the Company be treated as a partnership for federal, state and local income tax purposes, and the Members agree not to take any position or make any election, in a tax return or otherwise, inconsistent with such treatment; provided, however, the filing of federal, state and local tax returns shall not be construed to create a partnership (other than for tax purposes) among the Members.

               (b) The KFC Coop shall have the authority to (i) make any and all elections for federal, state, and local tax purposes; (ii) to the extent provided in IRC ss.ss. 6221 through 6231, represent the Company and the Members before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company and the Members; and (iii) file any tax returns and to execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Members with respect to such tax matters or otherwise affect the rights of the Company and the Members. The KFC Coop is specifically authorized to act as the "Tax Matters Partner" under the IRC and in any similar capacity under state or local law.

        4.5 CODE OF BUSINESS CONDUCT. The Members acknowledge and agree that the business of the Company shall be conducted in accordance with a Code of Business Conduct including trade practice principles and a conflict of interest policy. The initial Code of Business Conduct is attached as Annex B to this Agreement. The Code of Business Conduct may be amended from time to time by the Board of Directors.

                            ARTICLE 5 - THE MEMBERS

        5.1 INITIAL MEMBERS. The names and business addresses of the initial Members are set forth on ANNEX A.

        5.2 ADDITIONAL MEMBERS. The Company may admit additional Members from time to time at the election of the Board of Directors, upon the terms and conditions determined by the Board of Directors. ANNEX A shall be amended to reflect any changes in the Company's membership. A prerequisite to admission to membership in the Company shall be the written agreement by the additional Member to be bound by the terms of this Agreement.

        5.3 NO LIABILITY OF MEMBERS. No Member shall have personal liability for the obligations or liabilities of the Company. Except as otherwise specifically provided in this Agreement, or a Loan Agreement or a Management Agreement, no Member, after admission to the Company, shall be obligated to contribute additional funds or property, or loan money, to the Company.

        5.4 TITLE TO PROPERTY. All real and personal property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such property in his individual name or right, and each Member's interest in the Company shall be personal property for all purposes. Except as otherwise provided in this Agreement, the Company shall hold all of its real and personal property in the name of the Company and not in the name of any Member.

        5.5 COOPERATIVE BASIS. Each Concept Coop agrees at all times to operate on a cooperative basis. Each Concept Coop acknowledges and agrees that its Charter Documents shall at all times provide that all patronage sourced net income of the Concept Coop not retained to provide working capital and appropriate reserves may be distributed to the Concept Coop's members as patronage dividends pursuant to IRC ss.ss. 1381 through 1388. No Concept Coop shall amend or alter the provisions of its Charter Documents concerning patronage without the consent of the Company's Board of Directors.

        5.6 REMOVAL OF MEMBERS. A Member may only be removed from membership in the Company upon action of the Board of Directors. Such removal may be for any or no reason whatsoever. The Board of Directors shall provide the removed Member a written statement of the reasons for removal. Upon such removal, the Company shall purchase the removed Member's Interest at the Contract Price determined in accordance with paragraph 16.4 below. The Contract Price shall be paid in accordance with paragraph 16.5 below. The closing of the purchase of the removed Member's Interest shall occur within 10 days after a Member's removal, or as soon as reasonably possible after determination of the Contract Price. Any loans to or from the Company and the removed Member, pursuant to a Loan Agreement or otherwise, shall be satisfied in full at the time of the closing. The Management Agreement between the Company and the Member shall be terminated at the time of the closing. Removal of a Member shall not limit the obligations of the Member as described in the Management Agreements and Section 4.3(c) this Agreement to indemnify and hold the Company and each other Member harmless for any operating or other losses or liabilities associated with the purchasing and other programs of the Member.

                          ARTICLE 6 - PRINCIPAL OFFICE

        The principal office and place of business of the Company shall be located as designated from time to time by the Board of Directors. The initial principal office and place of business of the Company shall be located at 950 Breckinridge Lane, P.O. Box 32033, Louisville, Kentucky 40232. The Company may have such other or additional offices as the Board of Directors deems advisable.

                                ARTICLE 7 - TERM

        The term of the Company shall begin on the date the Company's Articles of Organization are filed with the Kentucky Secretary of State, and shall continue until dissolution in accordance with the terms of this Agreement.

                  ARTICLE 8 - CAPITAL CONTRIBUTIONS AND LOANS

        8.1 INITIAL CAPITAL CONTRIBUTIONS. The Members shall make the initial Capital Contributions set forth on ANNEX A.

        8.2 ADDITIONAL CONTRIBUTIONS. The Members shall make additional Capital Contributions at such times and in such amounts as may be called for by the Board of Directors in a resolution which has been ratified by each of the Members. ANNEX A shall be amended to reflect any additional Capital Contributions.

        8.3 MEMBER LOANS. Each of the Members shall make the loans to the Company set forth on ANNEX A as evidenced by the Loan Agreements. Upon call from the Board of Directors, each of the Members shall be obligated to make additional loans to the Company to fund operating and development costs related specifically to the purchasing program for such Member and the Company generally. All loans shall be made within 30 days after election by the Board of Directors to require such loans, or at such other time as is specified by the Board of Directors.

        8.4 INTEREST ON CAPITAL. No Member shall be paid interest on any Capital Contribution or Capital Account.

        8.5 CAPITAL ACCOUNTS. A separate Capital Account shall be maintained by the Company for each Member in accordance with Treas. Reg. ss. 1.704-1(b)(2)(iv). There shall be credited to each Member's Capital Account:
(i) the amount of money contributed by such Member to the Company; (ii) the fair market value of property contributed by such Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under IRC ss. 752); and (iii) allocations to such Member of Company income and gain (or items thereof), including income and gain exempt from tax and income and gain, as computed for book purposes, in accordance with Treas. Reg. ss. 1.704-1(b)(2)(iv)(g). Each Member's Capital Account shall be decreased by: (i) the amount of money distributed to such Member by the Company; (ii) the fair market value of property distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take pursuant to IRC ss.
752); (iii) allocations to such Member of expenditures of the Company described in IRC ss. 705(a)(2)(B); and (iv) allocations of loss and deduction (or items thereof) including loss or deduction, computed for book purposes, as described in Treas. Reg. ss. 1.704-1(b)(2)(iv)(g).

        8.6 WITHDRAWAL AND RETURN OF CAPITAL. Except as expressly provided in this Agreement, including paragraph 9.1 with respect to distributions of Net Cash Flow, no Member shall be entitled to withdraw any part of such Member's Capital Contributions or Capital Account, or to receive any distribution from the Company.

        8.7 REVALUATION OF COMPANY PROPERTY. If there shall occur (i) an acquisition of an Interest from the Company for more than a de minimis Capital Contribution, or (ii) a distribution (other than a de minimis distribution) to a Member in redemption of an Interest, then the Company shall revalue the assets of the Company at their then fair market value and adjust the Capital Accounts in the same manner as provided in paragraph 18.1 in the case of a property distribution. If there is a reallocation pursuant to this paragraph 8.7, then Capital Accounts shall thereafter be adjusted for allocations of depreciation (cost recovery) and gain or loss in accordance with the provisions of Treas. Reg. ss.ss. 1.704-1(b)(2)(iv)(f) and (g), and the Members' distributive shares of depreciation (cost recovery) and gain or loss shall thereafter be computed in accordance with the principles of IRC ss. 704(c) and the regulations promulgated thereunder using the traditional method with curative allocations within the meaning of Treas. Reg. ss. 1.704-3(c).

                           ARTICLE 9 - DISTRIBUTIONS

        9.1 DISTRIBUTIONS TO THE MEMBERS. The Company's Net Cash Flow shall be retained by the Company for reinvestment in the Company's business, except that, to the extent such Net Cash Flow is available during a taxable year, (i) the Company shall distribute an amount of Net Cash Flow during such taxable year equal to the amount of federal and Kentucky state income taxes due with respect to the Company's Net Profits for that taxable year ("Tax Distributions"), assuming that the Member allocated such Net Profits is taxed on such income at the highest applicable marginal rates, and (ii) after the Tax Distributions, the Company may distribute additional Net Cash Flow, whether resulting from patronage or non-patronage sources, for such taxable year among the Members in accordance with their relative annual Patronage for such year. Any and all distributions of accumulated Net Cash Flow from prior years shall be made among the Members in accordance with the sum of their

Capital Accounts less the amount of each Member's Capital Contributions. Notwithstanding any other provision of this Agreement no member of a Concept Coop shall be entitled to Patronage. Members of a Concept Coop are entitled to patronage as provided by the Charter Documents of the Concept Coops. "NET PROFITS" shall mean an amount equal to the Company's Taxable Income minus Tax Losses for the applicable period.

        9.2 TIMING OF DISTRIBUTIONS. Distributions made in proportion to or in accordance with the Patronage of the Members shall be based upon relative Patronage as of the record date for distributions and in accordance with IRC ss.ss. 706(c) and (d). Tax Distributions shall be made quarterly to the extent possible, on or prior to the date the Members are required to make estimated tax payments for the previous quarter. Other distributions of Net Cash Flow with respect to a taxable year shall be made within eight months of the end of the taxable year.

         ARTICLE 10 - ALLOCATION OF PROFITS AND LOSSES FOR TAX PURPOSES


        10.1 ALLOCATIONS TO THE MEMBERS GENERALLY. Taxable Income and Tax Losses shall be allocated annually among the Members in accordance with the Members' relative annual Patronage for that tax year.

        10.2 LIMITATION ON LOSSES. Notwithstanding the general allocation of Taxable Income and Tax Losses described in paragraph 10.1, no Member shall be allocated Tax Losses in excess of such Member's positive Capital Account balances until such time as no Member has a positive Capital Account balance, whereupon subsequent allocations of Tax Losses shall again be allocated among the Members in accordance with paragraph 10.1. Furthermore, no Member shall be allocated Tax Losses where it is reasonably anticipated that such Member's Capital Account shall be negative at the end of the fiscal year in which the Tax Losses arise or at the end of the subsequent fiscal year, as a result of distributions of Net Cash Flow during such periods, until such time as no Member would have a positive Capital Account balance after such reasonably anticipated distributions of Net Cash Flow, whereupon subsequent allocations of Tax Losses shall again be allocated among the Members in accordance with paragraph 10.1. Tax Losses not allocated to a Member under this paragraph 10.2 shall be reallocated among those Members with positive Capital Account balances in accordance with paragraph 10.1.

        10.3 QUALIFIED INCOME OFFSET. If a Member receives any adjustment, allocation, or distribution described in Treas. Reg. ss.ss. 1.704-1(b)(2)(ii)(d)(4), (5), or (6), then items of Taxable Income shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficit balance in such Member's Capital Account as quickly as possible. It is the intention of the parties that this provision constitute a "qualified income offset" within the meaning of Treas. Reg. ss. 1.704-1(b)(2)(ii)(d), and this provision shall be so construed.

        10.4 MINIMUM GAIN CHARGEBACK. If there is a net decrease in the Company's Minimum Gain (within the meaning of Treas. Reg. ss. 1.704-2(b)(2)) or Member Nonrecourse Minimum Gain (within the meaning of Treas. Reg. ss. 1.704-2(i)(3)) during any fiscal year of the Company, each Member shall be specially allocated, before any other allocations under this Article 10, items of income and gain for such fiscal year (and subsequent fiscal years, if necessary) in an amount equal to such Member's share (determined in accordance with Treas. Reg. ss.ss. 1.704-2(g) and 1.704-2(i)(5), as applicable) of the net decrease in the Company's Minimum Gain or Member Nonrecourse Debt

Minimum Gain, as applicable, for such fiscal year, provided, however, that no such allocation shall be required if any of the exceptions set forth in Treas. Reg. ss. 1.704-2(f) apply. It is the intention of the parties that this provision constitute a "minimum gain chargeback" within the meaning of Treas. Reg. ss.ss. 1.704-2(f) and 1.704-2(i)(4), and this provision shall be so construed.

        10.5 CURATIVE ALLOCATIONS. The allocations set forth in paragraphs 10.2 through 10.4 are intended to comply with certain requirements of the Treasury Regulations (the "REGULATORY ALLOCATIONS"). It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Taxable Income or Tax Losses pursuant to this paragraph 10.5. Therefore, notwithstanding any other provision of this Article 10 (other than the Regulatory Allocations), the Company's designated officer shall make such offsetting special allocations of Taxable Income and Tax Losses in whatever manner the Board of Directors determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Taxable Income and Tax Losses were allocated pursuant to paragraph 10.1.

        10.6 NO RESTORATION OF DEFICIT CAPITAL ACCOUNTS. No Member shall be required under any circumstances (either during the period of the Company's operation or upon the Company's dissolution and termination) to restore a deficit in such Member's Capital Account or, except as explicitly provided in this Agreement, otherwise make any contribution of cash or property to the Company without such Member's consent, which may be withheld in such Member's sole and absolute discretion.

        10.7 CONTRIBUTED PROPERTY. In accordance with the rules of IRC ss. 704(c) and the Treasury Regulations promulgated thereunder, items of income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its fair market value at the time of contribution.

        10.8 DIVISION AMONG MEMBERS. If there is a change in a Member's Interest during a fiscal year of the Company, any allocations pursuant to this
Article 10 shall be made so as to take into account the varying interests of the Members during the period to which the allocation relates, using the interim closing of the books method for determining such allocations, or upon the unanimous agreement of the Members (including any former Member affected by such allocations), using any method for determining such allocations that is provided in IRC ss. 706(d) and the Treasury Regulations promulgated thereunder.

               ARTICLE 11 - BOOKS OF ACCOUNT, RECORDS AND REPORTS

        11.1 RESPONSIBILITY FOR BOOKS OF ACCOUNT AND RECORDS. Proper and complete books of account and records shall be kept by the Company's officers in which shall be entered fully and accurately all transactions and other matters relative to the Company's business as are usually entered into books of account and records maintained by persons engaged in businesses of a like character, including, without limitation, a Capital Account for each Member. The Company's books of account and records shall be prepared in accordance with generally accepted accounting principles, and shall


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be kept on the accrual basis, except in circumstances in which the Board of
Directors determine that another basis of accounting will be in the best interests of the Company. The books of account and records shall, at all times, be maintained at the principal place of business of the Company, and shall be open to the inspection and examination of the Members or their duly authorized representatives during reasonable business hours, and any Member may, at such Member's own expense, examine and make copies of the books of account and records of the Company.

        11.2 REPORTS TO THE MEMBERS. As soon as practicable in the particular case, the Company's President shall deliver or cause to be delivered the following reports to each Member:

             (a) After the end of each fiscal year, such information concerning the Company as shall be necessary for the preparation by a Member of such Member's income tax or other tax returns;

             (b) An unaudited statement setting forth, as of the end of and for each fiscal year, a profit and loss statement, a balance sheet of the Company, and a statement showing the amounts allocated to or against each Interest during that fiscal year; and

             (c) Other information such as audited financial statements which in the judgment of the Board of Directors shall be reasonably necessary for the Members to be advised of the results of the Company's operations.

        11.3 ADDITIONAL REPORTS. The Company's President may prepare or cause to be prepared, and deliver or cause to be delivered to the Members from time to time during each fiscal year, in connection with distributions or otherwise, unaudited statements showing the results of the Company's operations to the date of that unaudited statement.

                            ARTICLE 12 - FISCAL YEAR

        The fiscal year of the Company shall end on __________ of each year or on such other date as may be required.

                        ARTICLE 13 - THE COMPANY'S FUNDS

        The Company's funds shall initially be deposited in an account opened with Bank One, Kentucky, NA and thereafter the Company's funds shall be deposited in such bank account(s), or invested in such interest-bearing or non-interest-bearing investments, as shall be designated by the Board of Directors. All withdrawals from any such bank account(s) shall be made by an authorized officer. The Company's funds shall be held in the name of the Company and shall not be commingled with those of any other Person.


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                     ARTICLE 14 - MANAGEMENT OF THE COMPANY

        14.1   RIGHTS AND DUTIES OF THE BOARD OF DIRECTORS.

               (a) The business and affairs of the Company shall be managed by its Board of Directors. The Board of Directors shall constitute the "manager" of the Company as contemplated under the Act. Except for situations in which the approval of the Members is expressly required in this Agreement or by nonwaivable provisions of the Act, all powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors.

               (b) The number of directors shall be eight (8). Unless otherwise provided in each Concept Coop's Bylaws, the Board of Directors shall consist of the Chairmen of the Board of each of the Concept Coops plus one (1) additional representative selected by each of the Concept Coops plus two (2) representatives selected by Tricon. Directors shall be appointed annually by each of the Members and Tricon on or before the anniversary date of this Agreement. If any director resigns, become unable to serve, or is removed in accordance with this Agreement, the vacancy created thereby may only be filled by the Member having the right and power to appoint such director or by Tricon in the case of the two representatives appointed by Tricon. Each director shall continue to serve until his successor is elected and qualifies. No director of the Company appointed by a Concept Coop Member may be affiliated with Tricon or its Affiliates in any manner other than as a KFC, Taco Bell or Pizza Hut franchisee. Each member of the Company's Board of Directors also must be a voting member of the Board of Directors of a Concept Coop.

               (c) A director may resign at any time by delivering written notice to the Board of Directors, the President/Chief Executive Officer, or to the Company and the Member which appointed the resigning director, or to the Company and Tricon if Tricon appointed the resigning director. A resignation shall be effective when the notice is delivered unless the notice specifies a later effective date. A director shall be deemed to have resigned effective upon the death or the adjudicated incompetency of such director.

               (d) A Member or Tricon may remove any director originally appointed by such Member or Tricon respectively with or without cause at any time upon notice to the director, the President/Chief Executive Officer, the Company, the other Members, and Tricon. Directors who serve by virtue of their position as Chairman of the Board of a Member shall be deemed to have resigned from the Board of Directors effective upon their resignation or removal as Chairman of the Board of the Member and their replacement as Chairman of the Board of a Member shall become a director of the Company effective upon the director's election.

               (e) Regularly scheduled meetings of the Board of Directors shall be held without notice of the purpose of the meeting. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or any two directors. Notice of the time and place of each meeting of the directors shall be either (i) telephoned or personally delivered to each director at least 48 hours before the time of the meeting, or (ii) mailed to each director at the director's last known address at least 96 hours before the time of the meeting. In each case the person calling a meeting shall be responsible for providing notice. Notice may be waived by a director in writing. A director's attendance at or participation in a meeting shall waive any required notice to him of the

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meeting. Actions of the Board of Directors may be taken in lieu of a meeting by unanimous written action.

               (f) The Board of Directors may hold regular or special meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means shall be deemed to be present in person at the meeting.

               (g) A quorum of the Board of Directors shall consist of five-eighths (5/8) of the directors in office immediately before the meeting begins including one director appointed by each of the Concept Coops. If a quorum is present when a vote is taken, which shall be prerequisite to the taking of any action by the Board, then the affirmative vote of five-eighths (5/8) of the votes (as designated below) possessed by the members of the entire Board of Directors shall be the act of the Board of Directors provided such majority includes (i) with respect to all matters the vote of at least one director appointed by each Concept Coop and (ii) with respect to "Tricon Matters" the vote of at least one director appointed by Tricon. As used herein, Tricon Matters means either (i) selection of the Company's first non-interim President/Chief Executive Officer, (ii) the admission of new members to the Company, (iii) the location of the headquarters of the Company, (iv) any Amendment to the Agreement or to the Articles of Organization of the Company or
(v) the conduct by the Company of a purchasing program for a restaurant concept not owned or franchised by Tricon or its Affiliates; provided, however, that the Company may assist the KFC Coop in winding up and discontinuing such programs currently conducted by the KFC Coop. A director who is present at a meeting of the Board of Directors when action is taken shall be deemed to have assented to the action taken unless (i) the director objects at the beginning of the meeting (or promptly upon the director's arrival) to holding it or transacting business at the meeting, (ii) the director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (iii) the director delivers written notice of the director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the Company immediately after adjournment of the meeting. The right of dissent or abstention shall not be available to a director who votes in favor of the action taken. The initial headquarters of the Company shall be located in Louisville, Kentucky.

               (h) The Board of Directors may fix the compensation of directors.

               (i) The Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them. Each committee shall have two (2) or more members, who serve at the pleasure of the Board of Directors. No committee may take action on behalf of the Board of Directors unless the authority to take such action has been delegated by a unanimous vote of the Board of Directors.

               (j) (i) A director shall discharge his duties as a director, including his duties as a member of a committee:

                   (A) In good faith;

                   (B) On an informed basis; and

                   (C) In a manner he honestly believes to be in the best interests of the Company.

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                (ii) A director shall be considered to discharge his duties on an informed basis if he makes, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, inquiry into the business and affairs of the Company, or into a particular action to be taken or decision to be made.



                (iii) In discharging his duties a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

                   (A) One or more officers or employees of the Company whom the director honestly believes to be reliable and competent in the matters presented.

                   (B) Legal counsel, public accountants, or other persons as to matters the director honestly believes are within the person's professional or expert competence; or

                   (C) A committee of the Board of Directors of which he is not a member, if the director honestly believes the committee merits confidence.

                (iv) A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that makes reliance otherwise permitted by paragraph 14.1(j)(iii) unwarranted.

                (v) In any action taken as a director, or any failure to take any action as a director, shall not be the basis for monetary damages or injunctive relief unless:

                    (A) The director has breached or failed to perform the duties of the director's office in compliance with this paragraph 14.1; and

                    (B) In the case of an action for monetary damages, the breach or failure to perform constitutes willful misconduct or wanton or reckless disregard for the best interests of the Company and its Members.

                (vi) A person bringing an action for monetary damages under this paragraph shall have the burden of providing by clear and convincing evidence the provisions of paragraph 14.1(j)(v)(A), and the burden of proving that the breach or failure to perform was the legal cause of damages suffered by the Company.

            (k) (i) A conflict of interest transaction shall be a transaction with the Company in which a director of the Company has a direct or indirect interest. A conflict of interest transaction shall not be voidable by the Company solely because of the director's interest in the transaction if any one of the following is true:


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                   (A) The material facts of the transaction and the director's interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved or ratified the transaction; or

                   (B) The transaction was fair to the Company.

                (ii) For purposes of this paragraph 14.1, a director of the Company shall have an indirect interest in a transaction if:

                   (A) Another entity in which he has a material financial interest or in which he is a general partner is a party to the transaction; or

                   (B) Another entity of which he is a director, officer, or trustee is a party to the transaction and the transaction is or should be considered by the Board of Directors of the Company.

                (iii) For purposes of paragraph 14.1(k)(i)(A), a conflict of interest transaction shall be considered authorized, approved, or ratified if it receives the affirmative vote of five-eighths (5/8) of the directors on the Board of Directors (or on the committee) who have no direct or indirect interest in the transaction ("Disinterested Directors") and who possess five-eighths (5/8) of the votes possessed by all Disinterested Directors, but a transaction shall not be authorized, approved or ratified under this paragraph
14.1 by a single director. If a majority of the directors who have no direct or indirect interest in the transaction vote to authorize, approve, or ratify the transaction, a quorum shall be present for the purpose of taking action under this paragraph 14.1. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction shall not affect the validity of any action taken under paragraph 14.1(k)(i)(A) if the transaction is otherwise authorized approved, or ratified as provided in paragraph 14.1(k)(i)(A).

        14.2   OFFICERS.

               (a) The Company shall have a Chairman of the Board, a President/Chief Executive Officer, a Secretary, and a Treasurer/Chief Financial Officer, and may have one or more Vice Presidents, all of whom shall be elected by the Board of Directors in accordance with this Agreement, and who shall serve at the pleasure of the Board of Directors. The Company may also have such assistant officers as the Board of Directors may deem necessary, all of whom shall be elected by the Board of Directors or appointed by an officer or officers authorized by it.

                (i) From the date of this Agreement until December 31, 2000, the Chairman of the Board shall be the Chairman of the Board of the KFC Coop.[?] Thereafter, the Chairman of the Board shall be elected by the Board of Directors from among the directors. The Chairman of the Board shall have:

                   (A) Authority to preside at all meetings of the Board of Directors; and

                   (B) Such other powers and duties as the Board of Directors may assign to the Chairman.

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                (ii) The President/Chief Executive Officer shall have:

                   (A) General charge and authority over the business of the Company, subject to the direction of the Board of Directors;

                   (B) Authority acting alone, except as otherwise directed by the Board of Directors, to sign and deliver any document on behalf of the Company; and

                   (C) Such other powers and duties as the Board of Directors may assign to the President.

                (iii) The Vice President, or if there be more than one Vice President, the Vice Presidents in the order of their seniority by designation (or, if not designated, in the order of their seniority of election), shall perform the duties of the President in his absence. The Vice Presidents shall have such other powers and duties as the Board of Directors or the President may assign to them.

                (iv) The Secretary shall:

                   (A) Issue notices of all meetings for which notice is required to be given;

                   (B) Have responsibility for preparing minutes of the directors' and members' meetings and for authenticating records of the Company;

                   (C) Have charge of the Company's record books; and

                   (D) Have such other duties and powers as the Board of Directors or the President may assign to the Secretary.

                (v) The Treasurer/Chief Financial Officer shall:

                   (A) Keep adequate and correct accounts of the Company's affairs and transactions, and

                   (B) Have such other duties and powers as the Board of Directors or the President may assign.

                (vi) Other officers and agents of the Company shall have such authority and perform such duties in the management of the Company as the Board of Directors or the President/Chief Executive Officer may assign to them.

                (vii) The initial interim officers of the Company shall include:

        _______________--Chairman of the Board
        _______________--President/Chief Executive Officer
        _______________--Vice President/Treasurer/Chief Financial Officer
        _______________--Vice President
        _______________--Secretary

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        14.3   MEMBERS.

               (a) No Member shall have the power or authority to bind the Company unless the Member has been authorized in writing by an authorized officer of the Company to act as an agent of the Company.

               (b) No Member shall have any duties or powers other than as expressly provided in this Agreement.

        14.4 INDEMNIFICATION. Each Person who is or becomes an officer, director or Member of the Company shall be indemnified and advanced expenses by the Company with respect to all threatened, pending or completed actions, suits or proceedings in which that person was, is, or is threatened to be made a named defendant or respondent because he is or was a director, officer or Member of the Company. This paragraph 14.4 obligates the Company to indemnify and advance expenses to its officers, directors and Members only in connection with proceedings arising from that Person's conduct in his official capacity with the Company to the extent permitted by KRS 271B.8- 500 through 271B.8-580, as amended from time to time (the "INDEMNIFICATION STATUTES"), if for purposes of those Indemnification Statutes, the Company were included within the definition of "corporation" under those Indemnification Statutes. The indemnification and advancement of expenses provided by this paragraph 14.4 shall not be deemed exclusive of any other rights to which directors, officers and Members may be entitled under any agreement, vote of Members or Disinterested Directors, or otherwise.

        14.5   LIMITATION OF DIRECTOR LIABILITY.

               (a) Except as provided in paragraph 14.5(b), no director of the Company shall have any personal liability to the Company or its Members for monetary damages for breach of his duties as a director.

               (b) Nothing in paragraph 14.5(a) shall be deemed or construed to eliminate or limit the liability of directors for:

                   (1) Any transaction in which the director's personal financial interest is in conflict with the financial interests of the Company or its Members;

                   (2) Acts or omissions not in good faith or which involve intentional misconduct or are known to the director to be a violation of law;

                   (3) Any vote for or assent to an unlawful distribution to Members which is prohibited under KRS 275.225 (or under any corresponding provision of the Act, as amended from time to time); or

                   (4) Any transaction from which the director derived an improper personal benefit.

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        14.6 FIDUCIARY DUTIES. Each director and officer of the Company shall have a fiduciary duty of good faith, loyalty and fair dealing towards the Company and its Members.

                     ARTICLE 15 -- COVENANTS OF THE MEMBERS

        15.1 CONFIDENTIAL INFORMATION.

               (a) The Company and each Member acknowledge that as a consequence of their relationship with each other, trade secrets and information of a proprietary or confidential nature relating to the business of the Company and its Members may be disclosed to and/or developed by the Company and/or such Member, including, without limitation, information about trade secrets, products, services, licenses, costs, sales and pricing information, and any other information that may not be known generally or publicly outside of the Company and its Members (collectively referred to as "CONFIDENTIAL INFORMATION").

               (b) The Company and each Member acknowledge that such Confidential Information is generally not known in the trade, and is of considerable importance to the Company and its Members and agree that such Member's relationship to the Company with respect to such information shall be fiduciary in nature. It is expressly agreed between the Company and each Member that the Company and each Member will hold in confidence and not disclose and not make use of, during the term of this Agreement or after the termination for any reason of a Member's relationship with the Company, any such Confidential Information, except (i) as required in the course of a Member's relationship with the Company, and (ii) after termination of a Member's relationship with the Company, as required for the Member to conduct a purchasing program for its restaurant concept.

        15.2 NONSOLICITATION. Each Member shall not, at any time while a Member of the Company whether voluntary or involuntary, directly or indirectly, individually, in a partnership or joint venture, or through a corporation as proprietor, employee, stockholder or consultant, or through any other business entity or by any other means enter into agreement with or solicit the employment of any present or former employees of the Company for the purpose of causing them to (i) leave the employ of the Company, or (ii) reveal or utilize Confidential Information in such a manner so as to constitute a violation of this Article 15.

        15.3 REPRESENTATIONS, WARRANTIES AND COVENANTS.

               (a) Upon execution and delivery of this Agreement, each of the Members agrees to transfer good and marketable title to their initial Capital Contributions to the Company, free and clear of any claims, liens, security interests or encumbrances whatsoever, except for those liabilities and obligations described in ANNEX A.

               (b) Each of the Members represents and warrants to the Company and the other Members as follows:

                   (i) The Member is a Corporation duly organized under the laws of its state of incorporation or organization. Such Member has full capacity, right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. This

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Agreement constitutes the valid and legally binding obligation of such Member and is enforceable against such Member in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been approved by all necessary action of such Member under applicable laws governing such Member and any governing instruments of such Member.

                (ii) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance and fulfillment of its obligations and undertakings hereunder and thereunder by such Member will not (A) violate any provision of, or result in the breach of or accelerate or permit the acceleration of any performance required by the terms of such Member's governing instruments; any contract, agreement, arrangement or undertaking to which such Member is a party or by which it is bound; any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority; or any applicable law, ordinance, rule or regulation of any governmental body; or (B) result in the creation of any claim, lien, charge or encumbrance upon any properties included among such Member's initial Capital Contribution.

                (iii) There are no claims of any kind or any actions, suits, proceedings, arbitrations or investigations pending or threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise relating to such Member or the properties included among such Member's initial Capital Contribution. Such Member has complied with and is not in default in any respect under any federal, state or local law, regulations or ordinances.

                (iv) No consents, approvals, authorizations, releases or orders are required of or by such Member for the authorization, execution and delivery of, and for the performance and consummation of the transactions contemplated by, this Agreement, including without limitation, the assignment of the properties included among such Member's initial Capital Contribution to the Company.

            (c) Each of the parties to this Agreement agrees to indemnify, defend and hold the other parties and the Company harmless from and against any loss or damages arising out of or with respect to a breach by such party of its representations, warranties or covenants in this Agreement.

            (d) Each Member warrants, represents, agrees and acknowledges: (A) that it has adequate means of providing for its own current needs and foreseeable future contingencies, and anticipates no need now or in the foreseeable future to sell its Interest; (B) that it is acquiring its Interest for its own account as a long-term investment and without a present view to make any distribution, resale or fractionalization thereof; (C) that it and its independent counselors have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment involved in its acquisition of its Interest and they have evaluated the same; (D) that it is able to bear the economic risks of such investment;
(E) that it and its independent counselors have made such investigation of the Company (including its business prospects and financial condition) and the Members, have had access to all information regarding the Company and the Members have had an opportunity to ask all of the questions regarding the Company and the members as they deem necessary to fully evaluate his investment therein; (F) that in connection with its acquisition of an Interest, it has been fully informed by its independent counsel as to the

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applicability of the requirements of the Securities Act of 1933 and all applicable state securities or "blue sky" laws to its Interest; and (G) that it understands that (1) its Interest is not registered under the Securities Act or any state securities law, (2) there is no market for its Interest and that it will be unable to transfer its Interest unless such is so registered or unless the transfer complies with an exemption from such registration (evidence of which must be satisfactory to counsel for the Company), (3) such Interest cannot be expected to be readily transferred or liquidated; and (4) its acquisition of an Interest in the Company involves a high degree of risk.

                       ARTICLE 16 - TRANSFER OF INTERESTS

        16.1 RESTRICTIONS ON TRANSFER. No Member shall sell, assign, pledge, hypothecate, bequeath, give away or transfer by operation of law or otherwise all or any part of such Member's Interest (collectively "TRANSFER"), unless the Transfer and transferee of such Interest shall be approved by the Board of Directors as a substituted Member (which approval may be arbitrarily withheld) and the Transfer shall otherwise comply with the provisions of this Article 16. The approved Transfer pursuant to this paragraph 16.1 shall confer upon the assignee the right to become a substituted Member, in the following manner and subject to the following conditions:

            (a) Each assignment shall be effective as of the day that the Board of Directors approves of the assignment;

            (b) No assignment will be effective if the assignment would, in the opinion of counsel to the Company, result in the termination of the Company for purposes of the IRC; and

               (c) Each assignee shall agree in writing to be bound by the terms of this Agreement and to assume the assigning Member's obligations hereunder (past and prospective); provided, however, that the foregoing shall not serve to release the assigning Member from such Member's obligations under this Agreement.

        Any attempted Transfer of an Interest without complying with the provisions of this Agreement shall be null and void ab initio.

        16.2 WITHDRAWAL OF MEMBERS. No Member shall withdraw from the Company for any reason during the period commencing on the date of this Agreement and ending on December 31, 2003 (the "WITHDRAWAL DATE"). A Member may withdraw at any time after the Withdrawal Date by giving the Company 30 days advance written notice of such Member's withdrawal from the Company. The redemption price payable by the Company for the Member's Interest shall be the Contract Price, payable as provided in paragraph 16.5. The Company shall not be required to redeem a withdrawing Member's Interest if the remaining Members elect to dissolve the Company.

        16.3 ASSIGNEES/TRANSFEREES BOUND BY THIS AGREEMENT. Any assignee or Person admitted to the Company as a substituted Member shall be subject to and bound by all provisions of this Agreement as if originally a party to this Agreement.

        16.4 CONTRACT PRICE. The Contract Price shall equal the balance of the withdrawing Member's Capital Account as of the end of the month immediately preceding the removal or withdrawal of a Member hereunder determined by the Company's regularly acting firm of certified

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public accountants (the "ACCOUNTANT") in accordance with the generally accepted accounting principles used in the preparation of the Company's financial statements, provided that such Capital Account shall be appropriately adjusted for any distribution by the Company which is not reflected in such Capital Account as of the close of such month. The Accountant's determination of the Contract Price shall be final, conclusive and binding on all parties.

        16.5 TIME AND MANNER OF PAYMENT. The Contract Price or portion thereof required to be paid pursuant to this Agreement shall be paid either all in cash at the closing or at the option of the Company in 12 quarterly installments with interest at an annual rate equal to the Prime Rate as in effect at the beginning of each quarter. The closing on the transfer of any Interest shall occur within 30 days after determination of the Contract Price, unless otherwise specified herein.

                    ARTICLE 17 - DISSOLUTION OF THE COMPANY

        The happening of any one of the following events, as provided below, shall cause a dissolution of the Company:

               (a) Subject to dissolution and termination of the Company pursuant to Article 18, upon the sale or other disposition of all or substantially all of the assets of the Company; or

               (b) Subject to dissolution and termination of the Company pursuant to Article 18, upon action of the Board of Directors authorizing the dissolution of the Company.

No event of disassociation of a Member under the Act or event of dissolution under the Act shall cause a dissolution of the Company.

        ARTICLE 18 - WINDING UP; LIQUIDATING DISTRIBUTIONS; TERMINATION

        18.1 WINDING UP.

               (a) In the event of the dissolution of the Company for any reason, then the Board of Directors shall commence to wind up the affairs of the Company and to liquidate the Company's assets. The Members shall continue to share profits and losses during the period of liquidation in accordance with
Article 10. The Board of Directors shall determine whether the Company's assets are to be sold or distributed to the Members in dissolution of the Company. If the Company's assets are distributed to the Members, then all such assets shall be valued at their then fair market value as determined by the Members and the difference, if any, of such fair market value over (or under) the adjusted basis of such assets to the Company shall be credited (or charged) to the Capital Accounts of the Members in accordance with Article 10. Fair market value shall be used for purposes of determining the amount of any distribution to a Member pursuant to paragraph 18.2.

               (b) If the Board of Directors is unable to agree on the fair market value of any Company asset, then the fair market value shall be determined by a qualified independent appraiser selected by the Board of Directors, or, if no appraiser can be agreed upon by the Members, then selected by the Company's regularly employed accounting firm.

        18.2 LIQUIDATING DISTRIBUTIONS. Subject to the right of the Board of Directors or the Members to set up such cash reserves as may be deemed reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company, the proceeds of the liquidation and any other funds of the Company shall be distributed to:

             (a) Creditors, in the order of priority as provided by law; including, to the extent permitted by law, Members who are creditors;

             (b) The Members as creditors, to the extent they did not receive distributions pursuant to paragraph 18.2(a), and to Members in satisfaction of the Company's liability for distributions under KRS 275.210; and

             (c) The Members in proportion to their respective Capital Accounts until they have received an amount equal to their Capital Accounts immediately prior to such disposition, but after adjustment for gain or loss with respect to the disposition of the Company's assets incident to the dissolution of the Company and the winding up of its affairs, whether or not the distribution occurs prior to the dissolution of the Company.

        18.3 RIGHTS OF THE MEMBERS. Each Member shall look solely to the Company's assets for all distributions with respect to the Company, its Capital Contribution (including the return thereof), and share of profits, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member.

        18.4 TERMINATION. Upon complete liquidation of the Company and distribution of all Company funds, the Company shall terminate.

                           ARTICLE 19 - MISCELLANEOUS

        19.1 NOTICES. All notices, approvals, consents and demands required or permitted under this Agreement shall be in writing and sent by hand delivery, facsimile, overnight mail, certified mail or registered mail, postage prepaid, to the Members at their addresses as shown from time to time on the records of the Company, and shall be deemed given when delivered by hand delivery, transmitted by facsimile or mailed by overnight, certified or registered mail. Any Member may specify a different address by notifying the other Members and the Company in writing of the different address.

        19.2 GOVERNING LAW. This Agreement and the rights of the parties to this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Kentucky, without regard to or application of its conflicts of law principles.

        19.3 BENEFIT AND BINDING EFFECT. Except as otherwise specifically provided in this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement, and their legal representatives, successors and permitted assigns.

        19.4 PRONOUNS AND NUMBER. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter gender shall include the masculine, feminine and neuter gender.

        19.5 HEADINGS; ANNEXES AND SCHEDULES. The headings contained in this Agreement are inserted only as a matter of convenience, and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement. The Annexes and Schedules to this Agreement are incorporated into this Agreement by this reference and expressly made a part of this Agreement.

        19.6 PARTIAL ENFORCEABILITY. If any provision of this Agreement, or the application of any provision to any Person or circumstance shall be held invalid, illegal or unenforceable, then the remainder of this Agreement, or the application of that provision to Persons or circumstances other than those with respect to which it is held invalid, illegal or unenforceable, shall not be affected thereby.

        19.7 PREVIOUS AGREEMENTS. This Agreement shall supersede all previous agreements of the parties to this Agreement with respect to the matters to which this Agreement pertains.

        19.8 NO CERTIFICATES. Interests in the Company shall not be evidenced by certificates.

        19.9 ENFORCEMENT. In the event of a breach or threatened breach by a Member of any of the provisions of this Agreement, the Company shall be entitled to obtain a temporary restraining order and temporary and permanent injunctive relief without the necessity of proving actual damages by reason of such breach or threatened breach, and to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction or restraining order may be granted immediately upon the commencement of any such suit and without notice. Nothing in this Agreement may be construed as prohibiting the Company from pursuing any other remedy or remedies, including without limitation, the recovery of damages. The Company shall have the right to set off any such damages against any amounts otherwise payable by it to the Member under this Agreement or otherwise. Each Member further covenants and agrees to indemnify and hold the Company harmless from and against all costs and expenses, including legal or other professional fees and expenses incurred by the Company in connection with or arising out of any proceeding instituted by the Company against the Member to enforce the terms and provisions of this Agreement if the Company is successful in whole or in part in such proceeding.

        19.10 SCOPE. If any one or more of the provisions of this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity, or subject, each such provision shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with applicable law then in force.

        19.11 NO WAIVER. No waiver by any party to this Agreement at any time of a breach by any other party of any provision of this Agreement to be performed by such other party shall be deemed a waiver of any similar or dissimilar provisions of this Agreement at the same or any prior or subsequent time.

        19.12 AMENDMENTS. Any amendments to this Agreement or the Articles of Organization shall be in writing and shall be approved by the Board of Directors, except that any amendment materially affecting the rights or obligations of a Member shall require the consent of such Member.

        19.13 NO THIRD PARTY BENEFICIARY. It is not intended that any Person other than Tricon be a third party beneficiary under the Agreement.

        19.14 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

        19.15 PARTITION. The Members agree that the Company's assets are not and will not be suitable for partition. Accordingly, each of the Members irrevocably waives any and all right such Member may have to maintain any action for partition of any of the Company's assets. No Member shall have any right to any specific assets of the Company upon the liquidation of, or any distribution from, the Company.





                  [SEE ANNEX A BELOW FOR MEMBERS' SIGNATURES]

                         ANNEX A TO OPERATING AGREEMENT



NAME, ADDRESS AND SIGNATURE OF           AMOUNT OF CAPITAL                    MEMBER
        INITIAL MEMBER                     CONTRIBUTION                       LOANS
------------------------------           -----------------                  ----------
KFC National Purchasing
Cooperative, Inc.

By________________________

Title:____________________

Address:__________________
__________________________
__________________________


Taco Bell National Purchasing
Coop, Inc.

By________________________

Title: ___________________

Address:__________________
__________________________
__________________________


Pizza Hut National Purchasing
Coop, Inc.

By________________________

Title:____________________

Address:__________________
__________________________
__________________________


                            ARTICLES OF ORGANIZATION

                                       OF

                    UNIFIED FOODSERVICE PURCHASING COOP, LLC


        The undersigned person forms a Kentucky limited liability company pursuant to the Kentucky Limited Liability Company Act, KRS Chapter 275, as follows:


                                   ARTICLE I

                                      NAME

        The name of the limited liability company (the "Company") is Unified FoodService Purchasing Coop, LLC.


                                   ARTICLE II

                      REGISTERED OFFICE; REGISTERED AGENT

        The street address of the initial registered office of the Company is 400 West Market Street, 32nd Floor, Louisville, Kentucky 40202 and the name of the initial registered agent is BTH Inc.

                                  ARTICLE III

                                PRINCIPAL OFFICE

        The mailing address of the initial principal office of the Company is 950 Breckenridge Lane, Suite 300 Louisville, Kentucky 40207.


                                   ARTICLE IV

                                   MANAGEMENT

        The Company is to be managed by one or more managers.

                                   ARTICLE V

                               NUMBER OF MEMBERS

        The Company has one or more members.


                                   ARTICLE VI

                                  DISSOLUTION

        The term of the Company is Perpetual, except as it may be dissolved pursuant to the Kentucky Limited Liability Act or the Company's operating agreement


        IN WITNESS WHEREOF, these Articles of Organization have been duly executed by the undersigned on the 2nd day of October 1998 for the purpose of forming a limited liability company under the Kentucky Limited Liability Company Act.



                                                 ______________________________
                                                 R. James Straus, Organizer



This instrument was prepared by:


---------------------------
R. James Straus, Esq.
Brown Todd & Heyburn PLLC
400 West Market Street, 32nd Floor
Louisville, Kentucky 40202
(502) 589-5400

                   CONSENT TO APPOINTMENT OF REGISTERED AGENT



        The undersigned hereby consents to and accepts its appointment as the registered agent for Unified FoodService Purchasing Coop, LLC, a limited liability company.




                                          BTH INC.


                                          By:  ______________________________
                                               R. James Straus, Vice President

                               TABLE OF CONTENTS

                                   APPENDIX C


             ASSET CONTRIBUTION AND LIABILITY ASSUMPTION AGREEMENT


        This is an Asset Contribution and Liability Assumption Agreement (this "Agreement") dated as of __________, 1998 (the "Effective Date"), between Unified FoodService Purchasing Coop, LLC (the "Unified Coop") a Kentucky limited liability company, and KFC National Purchasing Cooperative, Inc. ("KFC Cooperative"), a Delaware corporation.

                                    RECITALS

        A. KFC Cooperative is engaged in the business of operating a purchasing cooperative in which KFC Cooperative conducts purchasing programs for KFC and Taco Bell franchisees.

        B. The KFC Cooperative, Taco Bell National Purchasing Coop, Inc. (the "Taco Bell Coop"), and Pizza Hut National Purchasing Coop, Inc. have each entered into an Operating Agreement (the "Operating Agreement") of even date herewith, organizing the Unified Coop for the purposes of combining the purchasing volume for food, packaging, supplies, equipment, and other products and services used, sold, or consumed by operators of KFC, Taco Bell, and Pizza Hut Restaurants and outlets in order to achieve the lowest possible store delivered costs for restaurant operators.

        C. The Operating Agreement requires, among other things, that the KFC Cooperative make certain capital contributions to the Unified Coop in exchange for its membership interest therein. In satisfaction of that obligation, the KFC Cooperative desires to transfer to the Unified Coop, and the Unified Coop desires to accept and assume, upon the terms and conditions set forth in this Agreement, certain assets and liabilities of the KFC Cooperative that are referenced below in this Agreement.

        NOW, THEREFORE, in consideration of the mutual benefits and covenants contained herein, and subject to the terms and conditions set forth herein, the parties agree as follows:

                                   SECTION 1
                                  DEFINITIONS

        1.01 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

               (a) "ASSETS" shall mean only the Contracts, Leases, Equipment, Prepaid Assets; and shall not include any other assets of the KFC Cooperative, including, without limitation, any accounts receivable, cash or cash equivalents, goodwill, Inventory, or the capital stock of any subsidiary of the KFC Cooperative.

               (b) "ASSIGNMENTS OF LEASES" shall mean the Assignments of Lease, substantially in the form(s) attached hereto as Annex 1.01(b), pursuant to which KFC Cooperative shall assign the Leases to the Unified Coop.

               (c) "CONTRACTS" shall mean all of the contracts, leases (other than the Leases) and other commitments to which KFC Cooperative is a party or otherwise obligated (other than any of same which are Taco Bell Coop Assets), a list of which is set forth on Annex 1.01(c) hereto.

               (d) "EQUIPMENT" shall mean all of the furniture, fixtures, machinery, equipment and other tangible personal property owned by the KFC Cooperative (other than any of same which are Taco Bell Coop Assets or Inventory) a list of which is set forth on Annex 1.01(d) hereto.

               (e) "INVENTORY" shall mean all food, raw materials, supplies, equipment, packaging materials, purchased products, and all other goods, merchandise and materials owned by the KFC Cooperative for sale to distributors and customers of the KFC Cooperative.

               (f) "LEASES" shall mean the real property leases of the KFC Cooperative described on Annex 1.01(f).

               (g) "LIABILITIES" shall mean all accounts payable, notes payable, liabilities, commitments, indebtedness or obligations of any kind whatsoever, whether absolute, accrued, contingent, matured or unmatured, direct or indirect, of KFC Cooperative, or to which any of KFC Cooperative's properties or assets are subject.

               (h) "PERSON" shall mean any person, firm, trust, partnership, corporation or other business entity.

               (i) "PREPAID ASSETS" shall mean the prepaid assets of the KFC Cooperative set forth on Annex 1.01(i) hereto.

               (j) "REAL PROPERTY" shall mean the real property leased by KFC Cooperative pursuant to the Leases.

               (k) "TACO BELL COOP ASSETS" shall mean any and all assets and liabilities transferred by the KFC Cooperative to the Taco Bell Coop pursuant to the Agreement and Plan of Corporate Separation of even date herewith.

        1.02 ADDITIONAL TERMS. Other capitalized terms used in this Agreement but not defined in Section 1.01 above shall have the meanings ascribed to them wherever such terms first appear in this Agreement.

                                   SECTION 2
                          CONTRIBUTION AND ASSUMPTION

        2.01 CONTRIBUTION OF ASSETS; ASSUMPTION OF CONTRACTS AND LEASES. Subject to the terms and conditions of this Agreement and pursuant to the Operating Agreement:

               (a) The KFC Cooperative hereby assigns, transfers, delivers, and sets over to the Unified Coop, and the Unified Coop hereby agrees to accept and assume, the Assets;
and

               (b) The Unified Coop hereby assumes and agrees to perform and discharge in full any and all of the KFC Cooperative's obligations and liabilities under the Contracts and the Leases from and after the date hereof.

               2.02   CAPITAL ACCOUNT CREDIT.

               (a) In exchange for its contribution of the Assets to the Unified Coop, the KFC Cooperative shall receive credit to its Capital Account, as defined in the Operating Agreement, equal to the value (the "Effective Date Value") of the Assets on the balance sheet of the KFC Cooperative prepared as of the Effective Date in accordance with generally accepted accounting principles (the "Effective Date Balance Sheet"); provided, however, (i) if the Effective Date Value exceeds $950,000, the Unified Coop shall pay the KFC Cooperative the amount by which the Effective Date Value exceeds $950,000, and
(ii) if the Effective Date Value is less than $950,000, the KFC Cooperative shall pay the Unified Coop the amount by which $950,000 exceeds the Effective Date Value . All payments required pursuant to (i) and (ii) above shall be made in cash or immediately available funds within five (5) days after the Effective Date Balance Sheet and Effective Date Value become final as provided below. The Unified Coop hereby acknowledges receipt of $50,000 in cash previously contributed by the KFC Cooperative to the Organizing Board of the Unified Coop against the balance of the KFC Cooperative's capital contribution to the Unified Coop.

               (b) On or as promptly as practical, but in any event not more than five (5) days following the Effective Date, the Unified Coop shall prepare and deliver to the KFC Cooperative and/or the KFC Cooperative's accountants a proposed Effective Date Balance Sheet (the "Proposed Effective Date Balance Sheet"). The Proposed Effective Date Balance Sheet shall include a determination of the Effective Date Value. The KFC Cooperative and its accountants shall have the right to consult during reasonable hours with appropriate personnel of the Unified Coop and to have access to, and, at the KFC Cooperative's expen to review make copies of the work papers of the Unified Coop with respect to the preparation of the Proposed Effective Date Balance Sheet.

               (c) The KFC Cooperative may dispute the Proposed Effective Date Balance Sheet and/or the determination of the Effective Date Value derived therefrom prepared by the Unified Coop by notice to the Unified Coop setting forth in reasonable detail the amounts in dispute and the

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good faith basis for such dispute within five (5) days after their receipt of the Proposed Effective Date Balance Sheet.


                (i) If the KFC Cooperative fails to deliver a notice of objections within such five (5) day period, the KFC Cooperative shall be deemed to have accepted the Proposed Effective Date Balance Sheet and the determination of the Effective Date Value derived therefrom and such shall be binding on the parties hereto, and shall not be subject to challenge by any party hereto in any form.

                (ii) If the KFC Cooperative delivers a notice of objections within such five (5) day period, the Unified Coop and the KFC Cooperative and their accountants shall attempt in good faith to resolve such dispute, and any resolution as to any disputed amount shall be final, binding and conclusive on the parties hereto. If there is no resolution of such dispute within five (5) days of the date of receipt by the Unified Coop of a written notice of dispute, the KFC Cooperative and the Unified Coop shall, within five (5) additional days, retain a reputable independent accounting firm (the "Independent Accountant"), which Independent Accountant shall be mutually acceptable to the KFC Cooperative and the Unified Coop. The Independent Accountant shall, within thirty (30) days after being retained, resolve such remaining dispute, and provide written notice of such resolution by facsimile, confirmed by mail, and such resolution shall be binding and conclusive on the parties hereto. Such resolution shall be within the range of amounts proposed by the Unified Coop and the KFC Cooperative and their accountants as to each disputed item. The fees and disbursements of the Independent Accountant shall be borne equally by the KFC Cooperative and the Unified Coop. After resolving the items in dispute, the Independent Accountant shall prepare and deliver a final Effective Date Balance Sheet and a certification of the Effective Date Value derived therefrom or shown thereon which shall be binding on the parties hereto and shall not be subject to challenge by any party hereto in any form.

               2.03 NO ASSUMPTION OF OTHER LIABILITIES. Except for the Contracts and Leases and as provided in Section 2.04 [employee matters], the Unified Coop is not assuming, and the parties do not intend for the Unified Coop to assume, pursuant to this Agreement or otherwise, any of the Liabilities.

               2.04   EMPLOYEES OF KFC COOPERATIVE; EMPLOYEE BENEFIT PLANS.

                (a) Except as otherwise specifically provided in this Agreement, the Unified Coop will not purchase, recognize, assume or otherwise acquire any rights, obligations, assets or liabilities under, arising from or resulting from any employment agreement in existence between the KFC Cooperative and any employee, or any person employed to consult with or perform services for the KFC Cooperative, or otherwise. The Unified Coop shall, as of the date of this Agreement, make offers of employment to all of the current employees of the KFC Cooperative, except for Thomas D. Henrion, on terms and conditions substantially similar in the aggregate to those currently in effect between the KFC Cooperative and its employees, and the employees hired by the Unified Coop will receive credit for past service with the KFC Cooperative for purposes of eligibility and vesting under the Unified Coop plans. The Unified Coop agrees to maintain a sufficient number of such former KFC Cooperative employees during the 60 days following the date of this Agreement, so that the consummation of the transactions contemplated by this Agreement will not give rise to a "plant closing" or a "mass layoff" (as those terms are defined in the U.S. Worker Adjustment and Retraining Notification Act of 1988, as amended (the "WARN Act"), as of or prior to the date of this Agreement. For purposes of this Agreement, the date of this Agreement is the "Effective Date" as that term is defined and used under the WARN Act. The Unified Coop and the KFC Cooperative will enter into an agreement with Thomas D. Henrion, simultaneously with the execution of this Agreement, governing Mr. Henrion's services to those entities following the Effective Time.

               (b) To facilitate the foregoing, the KFC Cooperative agrees to either layoff or terminate all of its employees as of the Effective Date.

               (c) Except to the extent of the KFC Cooperative Retirement Plans (as defined below) assumed by the Unified Coop as described in paragraph 2.04(d) below, the Unified Coop shall not be responsible to the KFC Cooperative or to any current or former employee of the KFC Cooperative for any employee benefits (whether earned, accrued or vested) due to the KFC Cooperative's employees with respect to their employment prior to the date of this Agreement. The KFC Cooperative agrees to immediately reimburse the Unified Coop for all amounts paid by the Unified Coop to discharge or satisfy employee benefit plan obligations (e.g. vacation pay, sick leave pay, etc.) which are earned and vested as of the date of this Agreement under the KFC Cooperative's policies and plans applicable to its employees.

               (d) The Unified Coop agrees to assume, as sponsoring employer, by appropriate action of its board, the following employee benefit plans of the KFC Cooperative: (1) the KFC Cooperative National Purchasing Cooperative, Inc. Thrift Plan (the "KFC Cooperative Thrift Plan"); (2) the KFC Cooperative National Purchasing Cooperative, Inc. Money Purchase Pension Plan (the "KFC Cooperative Pension Plan", and the KFC Cooperative Thrift Plan and the KFC Cooperative Pension Plan are referred to herein as the "Retirement Plans"); and
(3) the KFC National Purchasing Cooperative, Inc. Flexible Benefits Plan. The KFC Cooperative agrees to, by action if its board, consent to the assumption of those plans by the Unified Coop and cease to be the plan sponsor, participating employer, plan administrator, and cease its service in any other capacity with respect to the plans. In addition, the Unified Coop may, at its option, assume the following welfare benefit plans and the insurance contracts related thereto to provide welfare benefits for the employees of the Unified Coop: (1) the group health plan insured through Anthem Blue Cross/Blue Shield (Alternative Health HMO and PPO coverage); (2) the group dental plan insured through Delta Dental; (3) the group life and accidental death and dismemberment plan insured through Fortis Benefits Insurance Company; and (4) the group long term disability plan insured through Fortis Benefits Insurance Company. From and after the Effective Time, the Unified Coop may amend the Retirement Plans and any other benefit plans of the Unified Coop it assumes or adopts and provide such benefits as it deems appropriate. The Organizing Board of the Unified Coop has engaged William M. Mercer, Inc. to assist the Unified Coop in establishing human resources policies and benefit plans for the new Unified Coop, as well as to assist in the integration of KFC Coop and SCM personnel.

                                   SECTION 3

               REPRESENTATIONS AND WARRANTIES OF KFC COOPERATIVE

        The KFC Cooperative represents and warrants to the Unified Coop as follows:

        3.01 ORGANIZATION. The KFC Cooperative is a corporation duly organized and validly existing under the laws of the State of Delaware, and has full corporate power and authority to own, lease and operate its properties as such properties are now owned, leased and operated, and to conduct its business as and where its business is now conducted. The KFC Cooperative is qualified to do business and is in good standing in all jurisdictions in which the character of the properties owned or leased by it, or the nature of the activities conducted by it, makes such qualification necessary. Schedule 3.01 attached hereto lists the jurisdictions in which the KFC Cooperative is qualified to do business.

        3.02   AUTHORITY.

               (a) The KFC Cooperative has full right, power, authority, and capacity to execute and deliver this Agreement, and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the KFC Cooperative enforceable in accordance with its terms.

               (b) Except as set forth on Schedule 3.02(b), the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance and fulfillment of its respective obligations and undertakings hereunder by the KFC Cooperative will not, (i) violate any provision of, or result in the breach of or accelerate or permit the acceleration of any performance required by the terms of, the Certificate of Incorporation or Bylaws of the KFC Cooperative; any contract, agreement, arrangement or undertaking to which the KFC Cooperative is a party or by which the KFC Cooperative may be bound; any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority; or any applicable law, ordinance, rule or regulation of any governmental body; (ii) result in the creation of any claim, lien, charge or encumbrance upon any of the properties or assets (whether real or personal, tangible or intangible) of the KFC Cooperative; or (iii) terminate or cancel, or result in the termination or cancellation of, any agreement or undertaking to which the KFC Cooperative is a party.

               (c) The execution and delivery of, and the performance and consummation of the transactions contemplated by, this Agreement have been duly authorized by all requisite corporate action of the KFC Cooperative. All other consents, approvals, authorizations, releases and orders required for the authorization, execution, and delivery of, and for the performance and consummation of the transactions contemplated by, this Agreement, on the part of the KFC Cooperative have been obtained.

        3.03 TITLE TO ASSETS. The KFC Cooperative has, and transfers the Unified Coop hereby, good and marketable title to all of the Assets, free and clear of any claims, liens, charges, mortgages, security interests or encumbrances whatsoever. The execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement, will not result in the creation of any such encumbrance on the Assets.

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        3.04 CONTRACTS AND LEASES. The KFC Cooperative has performed all material obligations required to be performed by it to date under all the Contracts and Leases, and the KFC Cooperative does not know that any other party is in material default (or would be in default on the giving of notice or the lapse of time or both) under any such Contracts or Leases.

        3.05 LITIGATION; COMPLIANCE WITH LAWS. Except as set forth on Schedule 3.05, there are no claims of any kind or any actions, suits, proceedings, arbitrations or investigations pending or, to the knowledge of the KFC Cooperative, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against, by or affecting the KFC Cooperative, or the KFC Cooperative's business or any of the Assets, in each case, which would have a material adverse effect on the business, or Assets of the KFC Cooperative taken as a whole (a "Material Adverse Effect"), or which would prevent the performance of this Agreement or any of the transactions contemplated hereby, or which would declare the same unlawful or cause the rescission thereof. The KFC Cooperative has complied with and is not in default in any respect under (and has not been charged or, to the knowledge of the KFC Cooperative, threatened with, and is, to the knowledge of the KFC Cooperative, not under an investigation with respect to, any charge concerning any violation of any provision of) any federal, state or local law, regulation, ordinance, rule or order (whether executive, judicial, legislative or administrative), or any order, writ, injunction or decree of any court, agency or instrumentality, in each case, which would have a Material Adverse Effect.

        3.06 LABOR MATTERS. The KFC Cooperative is not a party to, or negotiating, and has no obligations under, any agreement, collective bargaining or otherwise, with any party relating to the compensation or working conditions of any of the KFC Cooperative's employees. The KFC Cooperative is not obligated under any agreement to recognize or bargain with any labor organization or union on behalf of its employees. The KFC Cooperative does not know of any union organizational or representational activities underway among any of the KFC Cooperative's employees. There are no existing or, to the knowledge of the KFC Cooperative, threatened labor strikes, slowdowns, disputes, grievances or disturbances which might have a Material Adverse Effect.

        3.07   EMPLOYEE BENEFIT PLANS.

               (a) For purposes of this Section 3.07, the term "Employee Benefit Plan(s)" shall mean each of the employee benefit plans and policies maintained by the KFC Cooperative and which the Unified Cooperative will assume in accordance with Section 2.04(d) of this Agreement, and the term Retirement Plans means the KFC Cooperative Thrift Plan and the KFC Cooperative Pension Plan as described in Section 2.04(d).

               (b) Each of the Employee Benefit Plans has been executed, managed and administered in material compliance with the applicable provisions of ERISA, the Code, and the regulations promulgated thereunder, and all other applicable laws. The KFC Cooperative has no knowledge of any fact which would adversely affect the qualified status of any of the employee benefit plans, or of any threatened or pending claim against any of the employee benefit plans or

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their fiduciaries by any participant, beneficiary or government agency, other than routine claims for benefits by participants and beneficiaries.

               (c) The Retirement Plans are intended to be qualified under
Section 401(a) or 403(a) of the Code, and the related trusts are intended to be exempt under Section 501(a) of the Code, and the Retirement Plans are, and have been since adoption, so qualified, as evidenced by a current determination letter from the IRS confirming the qualification of those plans.

               (d) The KFC Cooperative Pension Plan does not have an accumulated funding deficiency (as that term is defined in Section 302 of ERISA and 412 of the Code), whether or not waived.

               (e) No benefits are provided to, or promised to, retirees, other than as required by law under COBRA.

        3.08   ENVIRONMENTAL MATTERS.

               (a) As used in this Section 3.08, the term "Hazardous Material" shall mean any substance, chemical or waste (including, without limitation, asbestos, polychlorinated biphenyls (PCBs) and petroleum) that is designated or defined (either by inclusion in a list of materials or by reference to exhibited characteristics) as hazardous, toxic or dangerous, or as a pollutant or contaminant, in any federal, state or local law, code or ordinance, now existing or hereafter in effect, and all rules and regulations promulgated thereunder, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.
ss.ss. 9601, et seq., and the Kentucky Revised Statutes, Chapter 224.

               (b) The KFC Cooperative's business, operations, assets, equipment, leaseholds and facilities, including, without limitation, the Real Property, are in material compliance with, the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder, including, without limitation, all laws and regulations with respect to reporting releases of Hazardous Materials and the registration, testing and maintenance of underground storage tanks.

               (c) The KFC Cooperative has neither received notice of, nor knows of or suspects, any fact(s) which might constitute material violations(s) of any federal, state or local environmental, health or safety laws, codes or ordinances, or any rules or regulations promulgated thereunder, which relate to the use, ownership or occupancy of any of the Real Property.

               (d) Except in accordance with a valid governmental permit, license, certificate or approval, there has been no material emission, spill, release, discharge or threatened release into or upon (i) the air; (ii) the soils or any improvements located thereon; (iii) the surface water or ground water; or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing the Real Property, of any Hazardous Material at or from any of the Real Property.

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                                   SECTION 4
               REPRESENTATIONS AND WARRANTIES OF THE UNIFIED COOP


        The Unified Coop represents and warrants to KFC Cooperative as follows:

        4.01 ORGANIZATION. The Unified Coop is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Kentucky, and has full corporate power and authority to own and lease its properties as such properties are now owned and leased, and to conduct its business as and where its business is now conducted.

        4.02 AUTHORITY. The Unified Coop has full right, power, authority and capacity to execute and deliver this Agreement, and to perform its obligations under this Agreement. This Agreement constitutes the valid and legally binding obligation of the Unified Coop, enforceable in accordance with its terms.

                                   SECTION 5
                        COVENANTS OF THE KFC COOPERATIVE

        5.01 CONSENTS AND APPROVALS. To the extent that the assignment of any of the Leases or Contracts or the transfer of any of the other Assets requires the consent of a third party, this Agreement shall not constitute an agreement to assign the same if an attempted assignment thereof, without the consent of the third party thereto, would constitute a breach thereof, but the KFC Cooperative shall following the date hereof use its commercially reasonable efforts to obtain all such consents. If any such consent is not obtained or is obtainable only upon payment by the Unified Coop of amounts not otherwise required to be paid under the terms of such Contract or Lease, the KFC Cooperative will cooperate with the Unified Coop in any reasonable arrangement, which does not impose any additional expense on the Unified Coop, which is designed to provide for the Unified Coop the benefits under any such Contract or Lease, including enforcement for the benefit of the Unified Coop, at the expense of the KFC Cooperative, of any and all rights of the KFC Cooperative against any third party thereto arising out of the failure or refusal of such third party to consent to such assignment.

        5.02 APPOINTMENT OF THE UNIFIED COOP AS AGENT FOR KFC COOPERATIVE. The KFC Cooperative, for itself and its successors and assigns, hereby constitutes and appoints the Unified Coop, its successor and assigns, as its true and lawful attorney, with full powers of substitution and resubstitution, in the name and stead of the KFC Cooperative but on behalf and for the benefit of the Unified Coop, its successors and assigns, to demand and receive any and all of the Assets and to give receipts and releases for and in respect of the Assets and any part thereof, and, in general, to do all acts and things in relation to the Assets which the Unified Coop or its successors and assigns shall deem desirable, hereby declaring that the foregoing rights and powers are coupled with an interest and shall be irrevocable by the KFC Cooperative, its successors and assigns, in any manner or for any purpose or cause whatever. The power granted to the Unified Coop pursuant to this power of attorney is expressly limited to acts with respect to the Assets, and shall not be construed to authorize, permit or license the Unified Coop to take any action or in any way bind or represent the KFC Cooperative in any transaction or relation not concerning the Assets.

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                                   SECTION 6
          SURVIVAL OF REPRESENTATIONS AND WARRANTIES--INDEMNIFICATION

       6.01 SURVIVAL. Each of the parties' representations, warranties, covenants and agreements set forth in this Agreement shall survive the execution and delivery of this Agreement.

       6.02 INDEMNITY BY KFC COOPERATIVE. The KFC Cooperative shall indemnify and hold the Unified Coop harmless from and against, and shall pay to the Unified Coop the full amount of, any loss, claim, damage, liability or expense (including reasonable attorneys' fees) resulting to the Unified Coop, either directly or indirectly, from (a) any inaccuracy in any representation or warranty, or any breach of any covenant or agreement, by the KFC Cooperative contained in this Agreement; and (b) any of the Liabilities, except for the Contracts and Leases and other liabilities specifically assumed hereunder by the Unified Coop.

       6.03 INDEMNITY BY THE UNIFIED COOP. The Unified Coop shall indemnify and hold the KFC Cooperative harmless from and against, and shall pay to the KFC Cooperative the full amount of, any loss, claim, damage, liability or expense (including reasonable attorneys' fees) resulting to the KFC Cooperative, either directly or indirectly, from any inaccuracy in any representation or warranty, or any breach of any covenant or agreement, by the Unified Coop contained in this Agreement.

        6.04 CLAIMS FOR INDEMNIFICATION. Whenever any claim shall arise for indemnification under this Section 6, the party seeking indemnification (the "Indemnitee") shall promptly notify the other party or parties (the "Indemnitor(s)") of the claim and, when known, the facts constituting the basis for such claim. Such notice shall specify, if known, the amount or a good faith estimate of the amount of the liability arising therefrom.

        6.05 DEFENSE OF THIRD PARTY CLAIMS.

               (a) In connection with any claim or legal proceeding by a third party which may give rise to indemnity hereunder (a "Third Party Claim"), the Indemnitor(s), at the sole cost and expense of the Indemnitor(s), may assume the defense of any such Third Party Claim by giving written notice to the Indemnitee. The Indemnitor(s)' notice must be received by the Indemnitee within twenty (20) days following receipt of their notice of such Third Party Claim and must acknowledge the Indemnitor(s)' obligation to indemnify the Indemnitee with respect to such Third Party Claim.

               (b) If the Indemnitor(s) assume the defense of any Third Party Claim, the Indemnitor(s) shall select counsel reasonably acceptable to the Indemnitee to conduct the defense of such claim, and the Indemnitor(s) shall take all reasonable steps necessary in the defense or settlement thereof. If the Indemnitor(s) assume the defense of any Third Party Claim, the Indemnitor(s) shall not be obligated to pay any attorneys fees or investigation costs incurred by the Indemnitee in connection with its participation in such defense, unless the Indemnitor(s) assume the defense of such Third Party Claim at any time after the expiration of the Indemnitor(s)' twenty (20) day notice period. The Indemnitee shall cooperate with all reasonable requests of the

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Indemnitor(s) in connection with the Indemnitor(s)' defense of any Third Party
Claim. The Indemnitor(s) shall not consent to a settlement of, or the entry of any judgment arising from, any Third Party Claim, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed. The Indemnitee shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense.

               (c) If the Indemnitor(s) do not assume the defense of any such Third Party Claim, the Indemnitee may defend against such Third Party Claim in such manner as the Indemnitee may deem appropriate, including, but not limited to, settling such claim on such terms as the Indemnitee may deem appropriate. If the Indemnitor(s) seek to question the manner in which the Indemnitee defended such Third Party Claim or the amount of or nature of any such settlement, the Indemnitor(s) shall have the burden to prove by a preponderance of the evidence that the Indemnitee did not defend such claim in a reasonably prudent manner.

        6.06 ARBITRATION. Except for disputes to be resolved in the manner described in Section 2, all controversies, disputes or claims arising among the parties in connection with, or with respect to, any provision of this Agreement which has not been resolved within fifteen (15) calendar days after either the KFC Cooperative or the Unified Coop shall notify the other in writing of such controversy, dispute or claim, shall be submitted to arbitration in accordance with the rules of the American Arbitration Association or any successor thereof. Unless otherwise mutually agreed, arbitration shall take place at an appointed time and office location in Louisville, Kentucky. In the event of arbitration, each of the KFC Cooperative or the Unified Coop shall select one arbitrator (who shall not be counsel for any such party); and the two so designated shall select a third arbitrator. If either party shall fail to designate an arbitrator within seven (7) calendar days after arbitration is requested, or if the two arbitrators shall fail to select a third arbitrator within fourteen (14) calendar days after arbitration is requested, then such arbitrator shall be selected by the American Arbitration Association or any successor thereto upon application of either party. Judgment upon any award of the majority of arbitrators shall be binding and shall be entered in a court of competent jurisdiction. The award of the arbitrators may grant any relief which might be granted by a court of general jurisdiction, including, without limitation, award of damages and/or injunctive relief, and may, in the discretion of the arbitrators, assess, in addition, the cost of the arbitration, including the reasonable fees of the arbitrators and reasonable attorneys' fees, against either or both parties, in such proportions as the arbitrators shall determine. Nothing herein contained shall bar the right of any of the parties to seek and obtain temporary injunctive relief from a court of competent jurisdiction in accordance with applicable law against threatened conduct that will cause loss or damage, ending completion of the arbitration.

                                   SECTION 7
                                 MISCELLANEOUS

       7.01 NOTICES. Any notices or other communications required or permitted hereunder shall be deemed to have been duly given (a) if delivered in person and a receipt is given; or (b) if sent by registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

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(a)     If to the KFC Cooperative:

        KFC National Purchasing Cooperative, Inc.
        950 Breckenridge Lane
        Louisville, Kentucky  40207
        Attn:______________________________

        with a copy to:

        Brown, Todd & Heyburn PLLC
        400 West Market Street, 32nd Floor
        Louisville, Kentucky 40202-3363
        Attn: R. James Straus

(b)     If to the Unified Coop:

        Unified FoodService Purchasing Coop, LLC
        950 Breckenridge Lane
        Louisville, Kentucky  40207
        Attn:______________________________

        with copies to:

        -----------------------------------
        -----------------------------------
        -----------------------------------
        -----------------------------------

or if sent to such substituted address as any of the parties has given to the others in writing in accordance with this Section 7.01.

       7.02 WAIVERS. No waiver or failure to insist upon strict compliance with any obligation, covenant, agreement or condition of this Agreement shall operate as a waiver of, or an estoppel with respect to, any subsequent or other failure.

       7.03 EXPENSES. Each party shall assume its respective expenses incurred in connection with the transactions contemplated by this Agreement.

       7.04 HEADINGS; INTERPRETATION. The headings in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement. All references herein to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter or plural, as appropriate.

       7.05 ANNEXES AND SCHEDULES. The Annexes and Schedules to this Agreement are incorporated herein by reference and expressly made a part hereof.

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       7.06 ENTIRE AGREEMENT. All prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Agreement, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth herein or on an Annex or Schedule delivered in connection herewith.

       7.07 GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Kentucky.

       7.08 BROKERS. The parties covenant and agree with one another that they have not dealt with any broker or finder in connection with any of the transactions contemplated in this Agreement and, insofar as they know, no broker or other Person is entitled to a commission or finders' fee in connection with these transactions. Each party shall indemnify and hold the other parties harmless from and against any claim by any agent or broker claiming by or through it for any fee or other compensation due or allegedly due that broker or agent.

       7.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

       7.10 SEVERABILITY. If any provision of this Agreement or its application will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

       7.11 BENEFIT AND BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of, the Unified Coop and the KFC Cooperative and each of their successors and assigns; provided, however, that no party to this Agreement shall assign his or its rights or obligations hereunder without the express written consent of the other parties, which consent shall not be unreasonably withheld.

       7.12 FURTHER ASSURANCES. From time to time at another party's request and without further consideration, a party shall execute and deliver such further instruments of conveyance, assignment and transfer, and take such other actions as the requesting party may reasonably request, in order to more effectively convey and transfer any of the Assets. In addition, any monies collected by a party which are due and payable to another party will be promptly remitted to such party upon receipt thereof.

       7.13 PRORATIONS AND ADJUSTMENTS. All income and operating expenses pertaining to the conduct and operation of the KFC Cooperative's business represented by the Assets shall be prorated as of the date hereof, so that, as between the KFC Cooperative and the Unified Coop, the KFC Cooperative shall receive all revenues and be responsible for all expenses, costs and liabilities (including, but not limited to, accrued employee vacation expenses, salaries, ad valorem property

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taxes, lease payments, etc.) allocable to the period prior to the date hereof, and the Unified Coop shall receive all revenues and be responsible for all expenses, costs and liabilities allocable to the date hereof and thereafter.

       7.14 SALES AND TRANSFER TAXES AND FEES. All sales and transfer taxes (if any), and all recording, filing and other fees (including any penalties or interest), incurred in connection with this Agreement and the transactions contemplated hereby will be borne by the Unified Coop. The parties will assist each other in the filing of all necessary tax returns and other documentation with respect to all such taxes and fees, and, if required by applicable law, will join in the execution of any such tax returns or other documentation.

               IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.



                                    UNIFIED FOODSERVICE PURCHASING
                                    COOP, LLC


                                    By_________________________________

                                    Title:_____________________________

                                    Date:______________________________


                                    KFC NATIONAL PURCHASING COOPERATIVE,
                                    INC.


                                    By_________________________________

                                    Title:_____________________________

                                    Date:______________________________

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                                 ANNEX 1.01(B)

                             ASSIGNMENTS OF LEASES

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                                 ANNEX 1.01(C)

                                   CONTRACTS

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                                 ANNEX 1.01(D)

                                   EQUIPMENT

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                                 ANNEX 1.01(F)

                                     LEASES

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                                 ANNEX 1.01(I)

                                 PREPAID ASSETS

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                                 SCHEDULE 3.01

                                  JURISDICTION

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                                SCHEDULE 3.02(B)

                                   AUTHORITY

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                                 SCHEDULE 3.05

                                   LITIGATION

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                                   APPENDIX D


                    PURCHASING PROGRAM MANAGEMENT AGREEMENT

                        (_____________________________)


        This is a Purchasing Program Management Agreement (this "Agreement") dated as of _________, 1998, between Unified FoodService Purchasing Coop, LLC (the "Unified Coop") and __________________________ (the "Concept Coop").

                                    RECITALS

        A. The Concept Coop, ________________________________________, and
_________________________ (collectively, the "Unified Coop Members") have entered into an Operating Agreement of even date herewith (the "Operating Agreement"), pursuant to which they have formed the Unified Coop for the purposes of combining the purchasing volume for food, packaging, supplies, equipment, and other products and services ("Goods and Equipment") used, sold, or consumed by operators of KFC, Taco Bell and Pizza Hut concept restaurants and outlets in order to achieve the lowest possible store delivered costs for restaurant operators.

        B. As contemplated in the Operating Agreement, the Unified Coop will manage and operate purchasing programs for the Unified Coop Members. Such management services shall include negotiating the lowest possible sustainable prices for Goods and Equipment from suppliers approved by Tricon and/or its affiliates as franchisors for sale through the Unified Coop or directly by the supplier to Tricon-approved distributors selected by the Unified Coop Members and the restaurant operators represented by Members; assisting the Unified Coop Members and restaurant operators in negotiating and monitoring freight and distribution arrangements; administrating related insurance and other service programs; and negotiating arrangements such as master beverage agreements and regional poultry contracts.

        C. The Unified Coop and the Concept Coop recognize the role of Tricon as franchisor and acknowledge that Tricon retains the exclusive right to approve all suppliers and distributors of Goods and Equipment used, sold, or consumed by operators ("Concept Coop Operators") of Taco Bell concept restaurants and outlets ("Goods and Equipment") hereunder.

        D. The Concept Coop acknowledges and agrees that the purchasing program (the "Purchasing Program") operated by the Unified Coop on behalf of the Concept Coop is intended to be appropriately capitalized and financially self-sustaining and in any event to be operated on a cooperative basis in a manner which qualifies any dividends to be paid to the ultimate members of the Concept Coop as patronage dividends under Subchapter T of the Internal Revenue Code of 1986, as amended.

        NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained in this Agreement, the parties agree as follows:

1.     TERM AND TERMINATION.

       (a) TERM. The initial term (the "Initial Term") of this Agreement shall commence as of the date first set forth above and shall continue until December 31, 2003. Thereafter, the Initial Term shall automatically renew on December 31 of each year for a one year term unless terminated as provided below in Section 1(b). Hereafter, the Initial Term and any extension thereof shall be referred to as the "Term."

       (b) ELECTIVE TERMINATION. Either the Unified Coop or the Concept Coop may terminate this Agreement effective as of December 31, 2003 or any December 31 thereafter during any year of the Term provided that the terminating party provides written notice to the other party at least one (1) year prior to such effective date of termination. If either the Unified Coop or the Concept Coop shall fail to cure a material breach of this Agreement within sixty (60) days after receipt of notice of the breach from the non-breaching party, then the non- breaching party may terminate this Agreement immediately by giving written notice of termination to the breaching party.

       (c) POST TERMINATION OBLIGATIONS. Upon termination of this Agreement, the Concept Coop shall cooperate with and assist the Unified Coop with respect to the sale by the Unified Coop of any remaining Goods and Equipment and with the satisfaction of any remaining purchase and other commitments and shall pay and reimburse the Unified Coop for its reasonable expenses in connection with winding up the Purchasing Program in an orderly manner and in connection with restructuring its operations to not include the Purchasing Program.

2.     ESTABLISHMENT AND OPERATION OF THE PURCHASING PROGRAM.

       (a) With the advice and counsel of the Concept Coop, the Unified Coop shall establish and administer, on behalf of and for the account of the Concept Coop, a Purchasing Program pursuant to which the Unified Coop shall (i) purchase, inventory and stage and/or arrange for the purchase, inventory and staging of Goods and Equipment for sale or resale to Concept Coop Operators and/or their distributors, in accordance with the terms and conditions set forth herein, (ii) negotiate purchase arrangements with suppliers of Goods and Equipment who sell directly to distributors and/or Concept Coop Operators, (iii) assist the Concept Coop in negotiating with distributors of Goods and Equipment, (iv) monitor distributor performance, (v) work with regional purchasing groups of Concept Coop Operators, and (vi) make available to the Concept Coop and Concept Coop Operators other programs such as health and property insurance programs.

       (b) The Concept Coop acknowledges and agrees that the Purchasing Program shall be operated on a Unified Coop-wide basis along with similar purchasing programs established and administered by the Unified Coop for and on behalf of the _________ Coop and the _________ Coop, and, when appropriate, on an exclusive basis for Goods and Equipment.

       (c) In connection with its dealings with Concept Coop Operators, the Concept Coop acknowledges and agrees that the Unified Coop shall administer the Purchasing Program consistent with the Unified Coop's administration of its other purchasing programs, including, but not limited to, the Unified Coop (i) taking title to the Goods and Equipment purchased for resale to Concept Coop Operators and/or arranging for the sale of Goods and Equipment by suppliers directly to distributors and/or Concept Coop Operators as determined by the Concept Coop; (ii) establishing payment terms with Concept Coop Operators consistent with the Unified Coop's current payment terms for other customers; (iii) using the Unified Coop's standard form agreements as in general use from time to time (i.e., orders, order acknowledgments, invoices, etc.); (iv) conducting business in accordance with the Unified Coop's Uniform Code of Business Conduct as amended from time to time, a current copy of which has previously been provided to the Concept Coop; and (v) allocating all expenses of the Unified Coop to the Purchasing Program and the Unified Coop's other purchasing programs in accordance with the Unified Coop's expense allocation policies and procedures (the "Expense Allocation Procedures") as amended from time to time, the current form of which has previously been provided to the Concept Coop.

3.     COMMITMENT OF CONCEPT COOP.

       (a) COMMITMENT TO ADVISE AND ASSIST. The Concept Coop shall advise, counsel with and assist the Unified Coop with respect to the establishment and operation of the Purchasing Program, including, but not limited to (i) advising the Unified Coop in connection with the designation of Goods and Equipment to be purchased and sold through the Unified Coop; (ii) advising the Unified Coop with respect to appropriate suppliers; (iii) assisting the Unified Coop in obtaining approvals or consents, if required, from Tricon or its affiliates, for the Unified Coop, designated suppliers or designated distributors to implement and participate in the Purchasing Program with respect to, trademarked or proprietary items; (iv) providing the Unified Coop with budgets and providing for financially sustainable programs; (v) providing sufficient capital and loans to the Unified Coop consistent with the provisions of the Operating Agreement to sustain the Purchasing Program; (vi) providing input to the Unified Coop on service levels and programs in which the Concept Coop and its members desire to participate; (vii) developing the Concept Coop's patronage dividend policies; (viii) establishing policies with respect to sales to non-Concept Coop members; and (ix) assisting the Unified Coop in such other ways as the Unified Coop may reasonably request.

       (b) CONTACT PERSONS. The Concept Vice President (as defined below) and the representatives of the Unified Coop responsible for the Purchasing Program may contact such appropriate representatives of the Concept Coop that the President of the Concept Coop may specify for advice, counsel and other assistance with respect to the Purchasing Program.

       (c) EXCLUSIVITY; COMMITMENT TO SPONSOR. The Concept Coop exclusively commits to the Unified Coop to take all steps necessary and appropriate to endorse and sponsor the Unified Coop and the purchase by Concept Coop Operators of Goods and Equipment through the Unified Coop and to otherwise contribute to the success of the Purchasing Program. The Concept Coop hereby agrees not to maintain, separate and apart from the Purchasing Program, any similar purchasing program for or on behalf of its members.

4. RELATIONSHIP WITH CONCEPT COOP OPERATORS. Concept Coop Operators who are members of the Concept Coop commit to purchase Goods and Equipment through the Unified Coop by virtue of their subscription to membership in the Concept Coop. The Unified Coop shall sell Goods and Equipment to all such Concept Coop Operators, or to their designated distributors, as appropriate, subject to compliance by specific Concept Coop Operators and specific distributors with the Unified Coop's usual and customary credit approval standards and procedures as in effect from time to time.

5.     GENERAL MANAGER; PERSONNEL ISSUES.

       (a) The Unified Coop shall appoint and employ a person as the Concept Vice President responsible for the day-to-day operation of the Purchasing Program. The Concept Vice President shall report to the Chief Executive Officer of the Unified Coop and generally be subject to the Unified Coop's human resources policies applicable to the Unified Coop's other similarly situated employees. Notwithstanding the foregoing, the Unified Coop and the Concept Coop acknowledge and agree that the Concept Vice President may only be hired by the Unified Coop or terminated (other than for cause), in each case, with the advice and consent of the Concept Coop.

       (b) The Unified Coop shall employ, with the advice and consent of the Concept Coop, such personnel at Tricon's ___________ headquarters located in _____________ as shall be necessary or appropriate to the efficient and successful operation of the Purchasing Program.

6. MARGINS AND DISTRIBUTOR FEES. The Unified Coop shall adhere to the following limitations on Margins (as defined below) on Goods and Equipment sold to Concept Coop Operators directly or through distributors:

       (a) AMOUNTS. Taking into consideration the amount of capital made available to the Unified Coop by the Concept Coop to sustain the Purchasing Program, the level of service and nature of the programs in which the Concept Coop and its members desire to participate, and the nature of the purchasing arrangements involved (i.e., whether the Unified Coop takes title to Goods and Equipment, etc.), the Unified Coop shall establish the lowest possible Margins (as defined below) and/or, in the case of Goods and Equipment on which the Unified Coop does not take title, distributor fees ("Distributor Fees") necessary to sustain the Purchasing Program while maintaining prudent working capital reserves and providing a sound operational basis for the Purchasing Program.

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       (b)    DEFINITIONS. As used in this Agreement, "Margin" means the amount by which the Unified Coop's price to Concept Coop Operators and their distributors exceeds the sum of the Unified Coop's Landed Cost (as defined below) for the relevant Goods and Equipment, plus Freight (as defined below). As used in this Agreement, "Landed Cost" means the Unified Coop's cost (net of cash discounts and volume rebates) with respect to a product F.O.B. seller's dock. Freight as used in this Agreement means (i)(A) with respect to food and paper Goods, the Unified Coop's cost of freight F.O.B. seller's dock to distributor's distribution warehouse, and (B) with respect to Equipment (excluding smallwares), the Unified Coop's cost of freight F.O.B. seller's dock to the customer, plus
              (ii) where appropriate, the Unified Coop's standard markup on freight. The fiscal year referred to in this Section 6 shall mean the Unified Coop's fiscal year. The purchase price of food and paper Goods referenced above reflects freight F.O.B. seller's dock to the distributor's distribution warehouse.

       (c) ALTERNATIVE METHODS OF PRICE DETERMINATION. The Unified Coop may sell Goods and Equipment to Concept Coop Operators at a purchase price determined in a manner other than as set forth in this
              Section 6 to the extent the Unified Coop and the Concept Coop agree in writing to alternative purchase price determination methods or alternative specific prices.

       (d) QUARTERLY INCOME SETTLEMENT. Within sixty (60) days after the end of each fiscal quarter, the Unified Coop shall pay to the Concept Coop an amount equal to 70% of the income generated by the Unified Coop from the Purchasing Program net of all expenses allocable to the Purchasing Program for such quarter as determined in accordance with the Expense Allocation Procedures ("Net Income"); and, in the case that the quarterly expenses of the Purchasing Program as allocated in accordance with the Expense Allocation Procedures exceed the income of the Purchasing Program for such quarter ("Net Loss"), the Concept Coop shall reimburse the Unified Coop for all of any such Net Loss.

       (e) ANNUAL SETTLEMENT. Similarly, within sixty (60) days after the end of each fiscal year of the Unified Coop, the Unified Coop shall pay to the Concept Coop an amount equal to 90% of any Net Income for the Purchasing Program for the fiscal year less any quarterly payments of Net Income made pursuant to Section 6(d) above; and the Concept Coop shall reimburse the Unified Coop for all Net Losses less any reimbursements made by the Concept Coop for quarterly Net Losses pursuant to Section 6(d) above. The remaining 10% of Net Income may be retained by the Unified Coop as a Purchasing Program administration fee.

7.     TRADEMARK LICENSES.

       (a) The Concept Coop hereby grants to the Unified Coop, a royalty-free, right and license to use the Concept Coop's trade name and trademark or such other trade names and trademarks as may from time to time be designated in writing by the


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              Concept Coop (collectively, the "Concept Coop Marks"). The Concept
              Coop Marks shall be used solely in connection with the purchase and sale of Goods and Equipment to Concept Coop Operators pursuant to this Agreement and the Purchasing Program. Except as provided in Section 1(c) above, the foregoing license shall terminate upon termination of this Agreement.

       (b) The Unified Coop hereby grants to the Concept Coop, a royalty-free, right and license to use the Unified Coop's trade name and trademark or such other trade names and trademarks as may from time to time be designated in writing by the Unified Coop (collectively, the "Unified Coop Marks"). The Unified Coop Marks shall be used solely in connection with the purchase and sale of Goods and Equipment to Concept Coop Operators pursuant to this Agreement and the Purchasing Program. Except as provided in
              Section 1(c) above, the foregoing license shall terminate upon termination of this Agreement.

8.     INSURANCE.

       The Unified Coop shall carry insurance against risks, including products liability, in an amount equal to $1,000,000 per occurrence and in the aggregate, which insurance shall be issued by a reputable insurer, satisfactory to the Concept Coop in its reasonable judgment. The Concept Coop shall be included on the insurance policy as additional insured party. The Unified Coop shall deliver to the Concept Coop, within the time period provided below, a certificate of insurance evidencing its compliance with this Section 8. Each certificate of insurance shall provide that if the Unified Coop's policy is canceled for any reason whatsoever, if any substantial change is made in the coverage which affects the Concept Coop, or if such policy is allowed to lapse for nonpayment of premium, the Concept Coop shall be given prompt written notice (and if the Unified Coop receives sufficient notice, the Concept Coop shall be given 30 days' notice) of such cancellation, change or lapse. All policies of insurance provided for herein shall be issued by insurance companies with a rating of at least "AX" in Best's Key Rating Guide. A certificate of insurance for all policies required hereunder shall be delivered to the Concept Coop within 10 days after the effective date of this Agreement, and thereafter the Unified Coop shall deliver a certificate of insurance for any renewal policy to the Concept Coop at least 30 days prior to the expiration of the term of each policy required hereunder. When any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by the Unified Coop in like manner to like extent.

9.     SEPARATE RECORDS.

       (a) RECORDKEEPING. To the extent reasonably practicable, the Unified Coop shall keep and maintain separately sufficient records of the Purchasing Program to permit the Concept Coop to account for and administer its patronage dividend program, including, but not limited to, the following records:

              (i) all purchase orders, purchase order acknowledgments, vendor invoices and freight invoices of the Unified Coop relating to the purchase by the Unified Coop of Goods and Equipment;


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               (ii)   all purchase orders, purchase order acknowledgments,
                      vendor invoices and freight invoices of the Unified Coop relating to the purchase by distributors from the Unified Coop of Goods and Equipment; and

               (iii) any other data or documents that may be reasonably required by the Concept Coop to verify the accuracy of the Margins and Distributor Fees required under Section 6 of this Agreement. Such records shall be kept for a period of seven (7) years after the end of each fiscal year.

        (b) AUDIT OF RECORDS. The Concept Coop shall have the right at any time, at the Concept Coop's sole expense, upon reasonable advance notice (but no more frequently than once a fiscal quarter) to cause an independent auditor, satisfactory to both the Concept Coop and the Unified Coop, to audit all of the records of the Unified Coop required to be kept pursuant to this
               Section 9. The Unified Coop shall make the records available for inspection and audit by the independent auditor at the headquarters of the Unified Coop during regular business hours.

        (c) INDEPENDENT AUDITOR CONFIDENTIALITY. Any information gained from such audit or inspection shall be confidential, and the Concept Coop shall advise any independent auditor that such information is confidential, and shall not be disclosed to any party other than the Unified Coop and subject to the following sentence, the Concept Coop. The Concept Coop shall cause the independent auditor to agree to not disclose to any party any specific purchase price paid by the Unified Coop to a specific vendor for goods purchased by the Unified Coop. The restrictions on disclosure provided for in this Section 9 are subject to any judicial or administrative order or direction to disclose such information.

10.     INDEMNITY.

        (a) COOPERATIVE. The Unified Coop shall indemnify and hold harmless the Concept Coop against any and all expenses, costs, claims, demands, causes of action and resulting settlements, awards, judgments, losses, deficiencies, liabilities and damages (including reasonable counsel and accountants' fees and expenses) incurred or suffered by the Concept Coop as a result of (i) the unlawful, negligent or otherwise wrongful acts or omissions of the Unified Coop or any of its employees or agents in connection with the Unified Coop's performance under this Agreement, or (ii) the Unified Coop's breach of any representation, covenant, term or provision of this Agreement, including without limitation, Section 12.

        (b) THE CONCEPT COOP. The Concept Coop shall indemnify and hold harmless the Unified Coop against any and all expenses, costs, claims, demands, causes of action and resulting settlements, awards, judgments, losses, deficiencies, liabilities and damages (including reasonable counsel and accountants' fees and expenses incurred or suffered by the Unified Coop as a result of (i) the unlawful, negligent or otherwise wrongful acts or omissions of the Concept Coop or any of its agents or employees in connection with the Concept Coop's performance under this Agreement, or
               (ii) the

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               Concept Coop's breach of any representation, covenant, term or provision of this Agreement, including, without limitation,
               Section 12 of this Agreement.

        (c) INDEMNIFICATION OBLIGATION. A party's entitlement to indemnification as provided for in this Section 10 shall extend to such party's officers, directors, employees, legal counsel, accountants, and other agents and representatives.

        (d) PROCEDURE. Any party who believes it to be entitled to indemnification pursuant to this Section 10 (the "Indemnified Party") shall give prompt notice to the party who may be obligated to indemnify under this Section 10 (the "Indemnifying Party") of any assertion of liability by the Indemnified Party or a third party which might give rise to a claim by the Indemnified Party against the Indemnifying Party hereunder, provided that the Indemnified Party's failure to give such notice shall not diminish its right to indemnification pursuant to this Section 10. In the event any action, suit or proceeding (a "Legal Action") is brought against the Indemnified Party, with respect to which the Indemnifying Party may have liability hereunder, the Legal Action shall, upon the written agreement of the Indemnifying Party, be defended (and such defense shall include all proceedings on appeal or for review which counsel for the Indemnifying Party shall deem appropriate) by the Indemnifying Party. The Indemnified Party shall have the right to be represented by counsel and accountants, at the Indemnified Party's own expense, and the Indemnified Party shall be kept fully informed by the Indemnifying Party as to such Legal Action at all stages thereof whether or not the Indemnified Party is represented.

        (e) MISCELLANEOUS. If a party does not agree that it is obligated to provide indemnification hereunder with respect to a Legal Action, it shall nevertheless have the right to be represented by counsel and accountants, at its own expense and shall be kept fully informed as to such Legal Action at all stages thereof whether or not it is so represented. Until the Indemnifying Party has assumed the defense of any Legal Action, all legal or other expenses reasonably incurred by the Indemnified Party shall be reimbursed by the Indemnifying Party to the extent an obligation to indemnify exists under this Section 10. The Indemnifying Party shall make available to the Indemnified Party and its attorneys and accountants all books and records of the Indemnifying Party relating to such Legal Action and the parties hereto agree to render to each other such assistance as they may reasonably require of each other to facilitate the proper and adequate defense of any such Legal Action.

11.     CONFIDENTIALITY.

        (a) ACKNOWLEDGMENT AND AGREEMENT. The parties acknowledge that from time to time each party will receive (the "Receiving Party") confidential and proprietary information concerning the business of the other party (the "Disclosing Party") and of affiliates and other related persons and entities ("Related Entities"). Each party further acknowledges that such information, if shared directly or indirectly with third parties, could be detrimental to the Disclosing Party or to Related Entities and that, but for this Agreement and participation in the Purchasing Program, the Receiving

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               Party would not receive such nonpublic information, which
               information could place the Disclosing Party and/or Related Entities at a competitive disadvantage if disclosed. Accordingly, each party agrees that it shall not disclose, copy, communicate or divulge to, or use for the direct or indirect benefit of any person, firm, association or company other than for the benefit of the Receiving Party in accordance with this Agreement, any material provided by the Disclosing Party, including, but not limited to business methods, business policies, procedures, techniques, research or development projects or results, trade secrets or other knowledge or processes of or developed by the Disclosing Party or Related Entities or any other confidential information relating to or dealing with the business operations or activities of the Disclosing Party or Related Entities, made known to the Receiving Party or learned or acquired by the Receiving Party pursuant to this Agreement.

        (b) ENFORCEMENT. Each party agrees that this Section 11 is governed by the laws of the Commonwealth of Kentucky and suit to enforce any part of this Section 11 shall be brought in a court of competent jurisdiction in Jefferson County, Kentucky. Further, each party agrees that Kentucky conflict of laws principles will not be applied to preclude the application of Kentucky law to any disputes arising under this Section 11.

12.     MISCELLANEOUS.

        (a) COMPLIANCE WITH LAW. During the term of this Agreement, the Unified Coop and the Concept Coop shall comply with all federal, state, and local laws, statutes, regulations, and ordinances affecting or relating to the Unified Coop's activities under this Agreement.

        (b)    REPRESENTATIONS AND WARRANTIES.

               (i) THE CONCEPT COOP. The Concept Coop represents and warrants to the Unified Coop that it has full right, power and authority to enter into this Agreement and perform its obligations hereunder. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance and fulfillment of its obligations and undertakings thereunder by the Concept Coop will not violate any provision of, or result in the breach of, (1) any applicable law, ordinance, rule or regulation of any governmental body, (2) the certificate of incorporation or bylaws of the Concept Coop, or (3) any agreement or undertaking to which, to its knowledge, without due inquiry, the Concept Coop is a party or by which it may be bound, or of any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to the Concept Coop. The execution and delivery of, and the performance and consummation of the transactions contemplated by, this Agreement have been duly authorized by all requisite corporate action of the Concept Coop.

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               (ii)   THE UNIFIED COOP. The Unified Coop has full right, power
                      and authority to enter into this Agreement and perform its obligations hereunder. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance and fulfillment of its obligations and undertakings thereunder by the Unified Coop will not (i) violate any provision of, or result in the breach of, (1) any applicable law, ordinance, rule or regulation of any governmental body,
                      (2) the articles of organization or Operating Agreement of the Unified Coop or (3) any agreement or undertaking to which, to its knowledge, the Unified Coop is a party or by which it may be bound, or of any judgment, decree, writ, injunc tion, order or award of any arbitration panel, court or governmental authority applicable to the Unified Coop. The execution and delivery of, and the performance and consummation of the transactions contemplated by, this Agreement have been duly authorized by all requisite corporate action of the Unified Coop.

        (c) ASSIGNABILITY. This Agreement and any rights or obligations granted or incurred herein shall not be assigned, sublicensed, or otherwise transferred by any party, by operation of law or otherwise, without the prior written consent of all other parties, however, any party may assign its rights and obligations under this Agreement to a wholly-owned subsidiary or an affiliate of such party. No such arrangement shall relieve any party of its obligations incurred herein without the written agreement of all other parties.

        (d) ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement between the Concept Coop and the Unified Coop and supersedes all prior and contemporaneous understandings and agreements, whether oral or written, relating to this Agreement's subject matter. This Agreement may not be amended, modified or supplemented except by a writing signed the party against whom the amendment, modification or supplement is to be enforced.

        (e) NO PARTNERSHIP OR JOINT VENTURE. This Agreement is not intended to create, and shall not create, a partnership or joint venture relationship among the parties.

        (f) NOTICE. All notices and other communications required under this Agreement must be in writing and shall be sufficiently given if delivered in person, by telecopy or by certified or other receipted mail as follows:

               If to the Concept Coop:

               --------------------------------

               --------------------------------

               Fax: ____________________________


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               Attn:  President

               with copies to:

               --------------------------------

               --------------------------------

               Attn:  ___________________________

               If to the Unified Coop:

               Unified FoodService Purchasing Coop, LLC
               950 Breckinridge Lane
               Louisville, Kentucky  40207
               Fax:  (502) 896-5880
               Attn:  President and Chief Executive Officer

               with copies to:

               --------------------------------

               Attn:____________________________

Any party may by notice to the others change the addressee and address for notices.

        (g) THIRD PARTY BENEFICIARIES. It is the specific intent of the parties to this Agreement that no person not a party to this Agreement shall have or receive any rights or benefits under this Agreement. This Agreement is entered into for the express benefit of the parties hereto, and is not intended and shall not be deemed, to create in any other person or entity any rights, powers, privileges or interests whatsoever, including, without limitation, any right of claim or cause of action under this Agreement or any right to enforce the terms of this Agreement.

        (h) NON-WAIVER. No failure to exercise, or delay in exercising, on the part of the Concept Coop or the Unified Coop, any right, power, or privilege granted hereunder shall operate as a waiver of such right, power, or privilege for future occurrences. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

        (i) BENEFIT. This Agreement shall bind and benefit the Concept Coop and the Unified Coop, and their permitted successors and assigns.

        (j) COUNTERPARTS. This Agreement may be executed in two or more counterparts. Each of such counterparts shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.


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        (k)    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky and the laws of the United States applicable therein.

        (l) SURVIVAL OF COVENANTS. The provisions of Sections 1(c), 10 and 11 shall survive the termination or expiration of this Agreement.

        (m) ARBITRATION. All controversies, disputes or claims arising among the parties in connection with, or with respect to, any provision of this Agreement, which has not been resolved within 15 calendar days after either the Unified Coop or the Concept Coop shall notify the other in writing of such controversy, dispute or claim, shall be sub mitted to arbitration in accordance with the rules of the American Arbitration Association or any successor thereof. Unless otherwise mutually agreed, arbitration shall take place at an appointed time and office location in Louisville, Kentucky. In the event of arbitration, each of the Unified Coop and the Concept Coop shall select one arbitrator (who shall not be counsel for any such party); and the two so designated shall select a third arbitrator. If either party shall fail to designate an arbitrator within seven calendar days after arbitration is requested, or if the two arbitrators shall fail to select a third arbitrator within 14 calendar days after arbitration is requested, then such arbitrator shall be selected by the American Arbitration Association or any successor thereto upon application of either party. Judgment upon any award of the majority of arbitrators shall be binding and shall be entered in a court of competent jurisdiction. The award of the arbitrators may grant any relief which might be granted by a court of general jurisdiction, including, without limitation, award of damages and/or injunctive relief, and may, in the discretion of the arbitrators, assess, in addition, the cost of the arbitration, including the reasonable fees of the arbitrators and reasonable attorneys' fees, against either or both parties, in such proportions as the arbitrators shall determine. Nothing herein contained shall bar the right of any of the parties to seek and obtain temporary injunctive relief from a court of competent jurisdiction in accordance with applicable law against threatened conduct that will cause loss or damage pending completion of the arbitration.

        IN WITNESS WHEREOF, the parties have signed this Agreement as of the date set forth in the preamble to this Agreement but actually on the dates set forth below.

                                   UNIFIED FOODSERVICE PURCHASING
                                   COOP, LLC


                                   By_______________________________________

                                   Title:___________________________________

                                   Date:____________________________________


                                   _________________________________________


                                   By_______________________________________

                                   Title:___________________________________

                                   Date:____________________________________

                                   APPENDIX E

                       SELECTED KFC COOP BYLAW AMENDMENTS

                                   ARTICLE II

                               Stockholder Members

         2.1 Stockholder Eligibility. The following persons, firms or entities shall be eligible to be stockholders in the Cooperative:

                  (a) Each sole proprietor, partnership, corporation or other entity who is or becomes a direct or indirect Kentucky Fried Chicken franchisee or licensee of KFC Corporation, a Delaware corporation, or its successors, assigns, affiliates, or related companies.

                  (b) Each of KFC National Management Company, a Delaware Corporation ("KFC Management"), and KFCC/PepsiCo Holdings, Inc. ("KFC Canada"), and their respective successors as operators of KFC outlets.

                  (c) The KFC National Council and Advertising Cooperative, Inc., a Delaware non-stock corporation ("NCAC").

                  (d) Each sole proprietor, partnership, corporation or other entity who is or becomes a direct or indirect Kentucky Fried Chicken franchisee or licensee of Kentucky Fried Chicken International Holdings, Inc., a Delaware corporation, or its successors, assigns, affiliates, or related companies.

                  (e) Each sole proprietor, partnership, corporation or other entity who as of [date], is a direct or indirect Taco Bell franchisee or licensee of Taco Bell Corp., a California corporation, or its successors, assigns, affiliates, or related companies.

         Only persons, firms or entities which own of record a share of the Cooperative's Membership Common Stock shall be eligible to purchase shares of the Cooperative's Store Common Stock. As used in these Bylaws, the term "franchise" includes licenses where appropriate in the context.

         2.2 Stockholder Membership Requirements. Each person, firm or entity which is eligible to be a stockholder member in the Cooperative shall be a stockholder member in the Cooperative when and if that person, firm or entity
(a) purchases one share of the Cooperative's Membership Common Stock and (b) purchases that number of shares of the Cooperative's Store Common Stock which equals (i) the total number of Kentucky Fried Chicken retail outlets located in all states of the United States and the District of Columbia (collectively, the "United States") owned and operated by such person, firm or entity, (ii) the total number of Kentucky Fried Chicken retail outlets located in any one country other than the United States and Canada in any one international territory (a "Foreign Territory") owned and operated by such person, firm or entity, (iii) the total number of Kentucky Fried Chicken retail outlets located in all provinces of Canada owned and operated by such person, firm or entity, or (iv) the total number of Taco Bell retail outlets wherever located owned and operated by such person, firm or entity. For purposes


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of this Section 2.2, (a) the term "total number...of retail outlets" means the total number of traditional retail outlets, plus one-half rounded up to the nearest even number of the total number of non-traditional outlets, and (b) the term "non-traditional retail outlet" means an outlet with more than one of the following characteristics: (i) a ten-year or shorter license, (ii) a limited menu, (iii) sales from a kiosk or other transportable unit, (iv) sales from a segregated food service area at a location in a facility (such as an airport, athletic stadium, university or school) established for a primary purpose other than selling food for reasonably immediate consumption, (v) anticipated sales volume less than anticipated sales volume for a traditional unit, (vi) sales in conjunction with sales of another food concept, or (vii) such other characteristics as the Board of Directors may determine are indicative of a non-traditional retail outlet. If a stockholder member at any time becomes an owner and operator of additional Kentucky Fried Chicken retail outlets within the United States, Canada or within a Foreign Territory, or of additional Taco Bell retail outlets wherever located, as the case may be, he shall purchase one additional share of Store Common Stock for each such additional traditional retail outlet or for each additional two non-traditional retail outlets as the case may be.

         2.3 Multiple Franchises. No person, firm or entity shall be entitled to own, directly or indirectly, beneficially or of record, an interest in more than one (1) share of the Cooperative's Membership Common Stock (the "Base Share") regardless of the number of Kentucky Fried Chicken or Taco Bell retail outlets owned and operated by such person, firm or entity, excluding (a) any interest which any franchisee may have in the share of the Cooperative's Series L Membership Common Stock held by the NCAC, (b) any interest which any franchisee may have in either (i) one (but only one) share of the Cooperative's Series A through I Membership Common Stock if a franchisee's Base Share is a share of the Cooperative's Series N Membership Common Stock or (ii) one (but only one) share of the Cooperative's Series N Membership Common Stock if a franchisee's Base Share is a share of the Cooperative's Series A through I Membership Common Stock, (c) if a franchisee's Base Share is not a share of the Cooperative's Series J Membership Common Stock, any interest which any franchisee may have in one (but only one) share of the Cooperative's Series J Membership Common Stock, (d) if a franchisee's Base Share is not a share of the Cooperative's Series M Membership Common Stock, any interest which any franchisee may have in one (but only one) share of the Cooperative's Series M Membership Common Stock, (e) any interest which KFC Management may have in KFC Canada's Series M share, and any interest which KFC Canada may have in KFC Management's Series K share by reason of KFC Management and KFC Canada each being subsidiaries or divisions of PepsiCo Inc., and (f) any interest which any franchisee may have in a share of the Cooperative's Membership Common Stock (i) held by a person, firm or entity in which the franchisee owns 50% or less in the aggregate of the outstanding ownership interests, and (ii) with respect to which the franchisee refrains from voting or participating in the voting of the share of Membership Common Stock. Where more than one (1) person, firm or entity are designated as franchisees of one (1) or more retail outlets, such persons, firms or entities shall be considered as a single person, firm or entity for stockholder purposes. The person, firm or entity who owns more than 50% in the aggregate of the outstanding ownership interest of the person, firm or entities owning and operating a Kentucky Fried Chicken or Taco Bell retail outlet shall be, unless such person designates otherwise, the person, firm or entity entitled to own the share of Membership Common Stock representing such franchise operation. Where no person, firm or entity owns more than 50% in the aggregate of the outstanding ownership interests of the person,


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firm or entity owning and operating a Kentucky Fried Chicken or Taco Bell retail outlet and none of such persons, firms or entities own, directly or indirectly, an interest in a share of Membership Common Stock of the Cooperative, such persons, firms or entities shall be entitled to designate the person, firm or entity from among themselves who shall be entitled to own the share of Membership Common Stock.

         2.4 Divisions of Membership Common Stock into Series. (a) Each Kentucky Fried Chicken stockholder member other than KFC National Management Company, Harman Management Corporation ("Harman"), Scott's Restaurants Inc. ("Scotts"), and NCAC shall be entitled to purchase one share of Membership Common Stock of one of the following series set forth in Column 1 below, but only if such stockholder member owns or operates, or pursuant to Section 2.3 hereof, is deemed to own or operate, a Kentucky Fried Chicken retail outlet in one or more of the areas set forth in the corresponding line(s) of Column 2 below:

         COLUMN 1                         COLUMN 2
         --------                         --------

          SERIES                                   AREA
          ------                                   ----
             A             Indiana, Michigan, Ohio and West Virginia.

             B             Arkansas, Colorado, Kansas, Missouri, New Mexico, Oklahoma
                           and Texas.

             C             Connecticut, Delaware, District of Columbia, Maine, Maryland,
                           Massachusetts, New Hampshire, New Jersey, New York,
                           Pennsylvania, Rhode Island and Vermont.

             D             Alaska, Hawaii, Idaho, Montana, Oregon, Washington and
                           Wyoming.

             E             Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi,
                           North Carolina, South Carolina, Tennessee and Virginia.

             F             Illinois, Iowa, Minnesota, Nebraska, North Dakota, South Dakota
                           and Wisconsin.

             G             Arizona, California, Nevada and Utah.

             J             Foreign Territories other than Canada.

             M             Canada.

         The Series of Membership Common Stock to be issued shall be designated by the stockholder member, or in the absence of such designation, by the Cooperative.

                  (b) Each Taco Bell stockholder member shall be entitled to purchase one share of Series N Membership Common Stock (a "Taco Bell Membership Share"), but only if such stockholder member owns or operates, or pursuant to Section 2.3 hereof, is deemed to own or operate, a Taco Bell retail outlet in the United States.

                  (c) Harman, Scotts, KFC National Management Company, and the NCAC shall be entitled to purchase one (1) share of one of the Series of Membership Common Stock set forth below opposite its name:

                           STOCKHOLDER MEMBER                             SERIES
                           ------------------                             ------
                                 Harman                                      H

                                 Scotts                                      I

                                 KFC National Management Company             K

                                 NCAC                                        L

                  (d) If Harman shall at any time own or operate less than 100 Kentucky Fried Chicken outlets in the United States, or if Scotts shall at any time own or operate less than 100 Kentucky Fried Chicken outlets in Canada or if KFC National Management Company shall own or operate less than 200 Kentucky Fried Chicken outlets in the United States, then the share of the Membership Common Stock owned by Harman, Scotts, or KFC National Management Company, as the case may be, shall be exchanged for one share of Membership Common Stock of such other Series as such person is eligible to purchase as provided in Section 2.4 hereof. The Series of Membership Common Stock to be issued in such exchange shall be designated by such person, or in the absence of such designation, by the Cooperative.

                  (e) No person, firm or entity shall be entitled to purchase or own any of the Series O through Series Z shares of Membership Common Stock.

         2.5      Mandatory Redemptions; Restrictions on Transfers.

                  (a) Unless otherwise prohibited by law, the Cooperative shall promptly redeem shares of Membership Common Stock held by persons, firms or entities who no longer qualify as members. The redemption price for each share of Membership Stock shall be Ten Dollars ($10.00), which shall be payable in cash, except that, if the Cooperative shall be prohibited by law from redeeming such share in cash because such payment would impair the capital of the Cooperative or otherwise, the Cooperative shall in lieu thereof issue to the holder of such share a non-interest bearing promissory note payable whenever the Cooperative shall no longer be prohibited by law from making such payment.

                  (b) In the event the holder of any one or more shares of Store Common Stock receives a bona fide offer ("Bona Fide Offer") to purchase such share(s) of Store Common Stock and such holder shall desire to sell, assign, transfer or otherwise convey such share(s) in accordance with the terms of such Bona Fide Offer, such holder shall first offer in writing to sell such share(s) to the Cooperative upon the terms set forth in the Bona Fide Offer. The Cooperative shall have ninety (90) days from its receipt of such offer in which it may either accept or reject such offer. The Cooperative may accept such offer by tendering to the holder of such share(s) the purchase price therefor, subject to the tender by such holder of the certificates to be purchased by the Cooperative duly endorsed for transfer to the Cooperative. If the Cooperative fails to respond to such offer within said ninety (90) day period, such offer shall be deemed to have been rejected. Within sixty (60) days after such offer is rejected or deemed rejected, the holder of such share(s) may sell, assign, or otherwise transfer such share(s) to the person named in the Bona Fide Offer upon terms no less favorable than those set forth therein; provided that no such transfer shall be made to any person, firm or entity which does not at the time of such transfer qualify as a stockholder member. If such share(s) are not sold, assigned, transferred or otherwise conveyed within said sixty (60) day period, then they may not be sold, assigned or transferred without the holder thereof again offering such share(s) to the Cooperative in accordance with the provisions of this Section 2.5. Each purchaser, assignee or transferee of Store Common Stock shall be bound by the terms of these Bylaws. The Cooperative may from time to time purchase shares of its Store Common Stock at the request of holders who do not or no longer own or operate KFC or Taco Bell retail outlets with respect to the offered share, all in accordance with such specific policies and guidelines and upon such specific terms and conditions as the Board of Directors may from time to time adopt and from time to time deem advisable.



                                   ARTICLE IX

                               Patronage Dividends

         9.1 Patronage. The term "patronage" shall refer to the value of the Cooperative's business with its stockholder members. Business with the Cooperative's stockholder members shall include the following: (1) the Cooperative's direct business with its stockholder members; (2) the Cooperative's business with its stockholder members through distributors ("participating distributors") which shall have agreed to participate in the Cooperative's patronage dividend program for its stockholder members by entering into distributor participation agreements with the Cooperative or the Unified Cooperative in such form as the President shall prescribe or approve from time to time; (3) the Cooperative's business with its stockholder members through suppliers ("participating suppliers") which shall have agreed to participate in the Cooperative's patronage dividend program by entering into supplier participation agreements with the Cooperative or the Unified Cooperative in such form as the President shall prescribe or approve from time to time; and (4) the Cooperative's business with its stockholder members pursuant to arrangements set forth in a management agreement approved by the Board of Directors with the Unified Cooperative, whereby the stockholder members purchase goods directly from the Unified Cooperative or through participating distributors and participating suppliers. The term "patronage" includes the Cooperative's business with its stockholder members both when the Cooperative or the Unified Cooperative purchases (takes "Title") and resells goods to the Cooperative's stockholder members and participating distributors, and when participating suppliers sell goods directly to stockholder members and participating distributors.

         9.2 Cooperative Basis. The Cooperative shall at all times be operated on a cooperative basis for the benefit of its stockholder members. The Cooperative shall always do more than fifty percent (50%) in value of its business with its stockholder members.

         9.3  Patronage Dividend Distributions.

                  (a) The Board of Directors shall, after considering the Cooperative's anticipated expenses and need for capital and reserves, (i) obligate the Cooperative to distribute patronage dividends as provided in section 1388(a)(2) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "IRC"), and (ii) distribute as patronage dividends, directly to the stockholder members of the Cooperative, the net income of the Cooperative from patronage done with or for stockholder members computed in accordance with sections 1381-1388 of the IRC and in accordance with the principles applied in preparation of the Cooperative's federal income tax return. Specifically, the Cooperative shall distribute patronage dividends to stockholder members annually on the basis of each stockholder member's patronage. In determining the portion of the Cooperative's patronage dividend obligations to be paid in cash, the Board of Directors shall consider: (1) Expenses directly or indirectly related to the Cooperative's business; (2) Such reasonable reserves for necessary corporate purposes as may from time to time be provided by the Board of Directors for depreciation and obsolescence, state and federal taxes, bad debts, casualty losses, insurance and other corporate and operating charges and expenses, all established and computed in accordance with generally accepted accounting principles; (3) Such reasonable reserves for working capital necessary for the operation of the Cooperative and for deficits arising from such operation, (including deficits from business other than business done with or for stockholder members).

         The amounts set aside for reserves in any year from gross margins of the Cooperative from business other than with or for the stockholder members shall be allocated to the extent possible, to stockholder members, on the books of the Cooperative on a patronage basis for that year, or, in lieu thereof, the books or records of the Cooperative shall afford a means of doing so, so that in the event of a distribution of amounts formerly carried in reserves, each stockholder member may receive to the extent possible, that stockholder member's pro rata share thereof.

         (b) Solely for the purpose of determining the amount of patronage dividends distributable to a particular stockholder member of the Cooperative, the Board of directors may, by resolution, segregate the Cooperative's business with its stockholder members into two distinct pools: (i) the "Title Pool," under which shall be determined the net earnings of the Cooperative from business with the Cooperative's stockholder members in which the Cooperative takes Title to goods; and (ii) the "Non-Title Pool," under which shall be determined the net earnings of the Cooperative from business with the Cooperative's stockholder members in which the Cooperative does not take Title to goods.

                  The amount distributable by the Cooperative as patronage dividends directly to each stockholder member of the Cooperative shall be based on

                  (A)      the ratio of

                           (i)      the value of business done by the
Cooperative with each stockholder member in which the Cooperative takes Title to goods, to

                           (ii)     the net earnings of the Cooperative in the
Title Pool attributable to business done with or for its stockholder members, plus

                  (B)      the ratio of

                           (i)      the value of business done by the
Cooperative with each stockholder member in which the Cooperative does not take Title to goods, to

                           (ii)     the net earnings of the Cooperative in the
Non-Title Pool attributable to business done with or for its stockholder members.

         (c) The patronage dividend distributions shall be paid to each stockholder member on the basis of the quantity or value of business done with or for each stockholder member, and the patronage dividend distributions shall be determined by reference to the net earnings of the Cooperative from business done with or for its stockholder members. The patronage dividend distributions shall be among all stockholder members, shall be directly proportional for each taxable year of the Cooperative to the purchases by each stockholder member, and so shall be based upon each stockholder member's patronage.

         9.4 Timing of Payment of Patronage Dividends. Each distribution of patronage dividends shall be made within the payment period beginning with the first day of a taxable year for which the Cooperative claims a deduction for patronage dividends paid in the form of such distributions and ending with the 15th day of the 9th month following the close of such taxable year.

         9.5 Method and Character of Payment. The Board of Directors may, in its discretion, determine to pay patronage dividends either all in a form that will be treated as a deductible qualified written notice of allocation within the meaning of section 1388(c) of the IRC, all in a form that will be treated as a nonqualified written notice of allocation within the meaning of section 1388(d) of the IRC, or part in qualified form and part in nonqualified form. At least twenty percent (20%) of any qualified payment of patronage dividends shall be paid in cash or by a "qualified check" as defined in Section 1388(c)(4) of the IRC. Subject to this limitation with respect to qualified distributions, the Board of Directors may decide that the balance of any patronage dividend be paid, in whole or in part, in cash, property, promissory notes or other evidence of indebtedness, or in any other form of written notice of allocation (within the meaning of section 1388(b) of the IRC).

         9.6 Consent to Stockholder Members. Membership in the Cooperative by stockholder members shall constitute a consent of each such member to include in its gross income the amount of any patronage dividend which is paid with respect to direct sales from the Cooperative, and indirect sales through participating distributors in money, "qualified checks,"

"qualified written notices of allocation" or other property (except "nonqualified written notices of allocation" as defined in Section 1388(d) of the Internal Revenue Code of 1986, as amended) and which is received by it during the taxable year from the Cooperative. Each stockholder member of the Cooperative, through initiating or retaining its membership after adoption of this Article IX of these Bylaws, as amended from time to time, consents to be bound hereby. The provisions of this Article IX, as amended from time to time, shall be a contract between the Cooperative and each stockholder member as fully as though each stockholder member had signed a specific separate instrument in which the stockholder member agreed to be bound by all of the terms and provisions of this Article IX, as amended from time to time.

         This consent, however, shall not extend to written notices of allocation received by the stockholder member as part of a nonqualified payment of patronage which clearly indicate on their face that they are nonqualified. By way of illustration, the term "written notice of allocation" shall include such items as the promissory notes, a notice or statement that such securities have been deposited with a bank or other qualified agent on behalf of the stockholder member, a notice of credit to the account of the stockholder member on the books of the Cooperative (against stock subscription or any other indebtedness as the Cooperative may elect) and such other forms of notice as the Board of Directors may determine, distributed by the Cooperative in payment, or part payment of the patronage dividends. The stated dollar amount of the promissory notes is the principal amount thereof.

         9.7 Promissory Notes. Subject only to the payment of at least twenty percent (20%) of each stockholder member's annual patronage dividend in cash, the Cooperative may pay each stockholder member all or any portion of the annual patronage dividend in promissory notes which shall bear interest at the rate from time to time fixed by the Board of Directors and shall mature at the time fixed by the Board of Directors not later than five (5) years from the date of issuance, and may be subordinated to any liabilities or obligations of the Cooperative, existing, contingent or created after the date of issuance. The Cooperative shall have a lien upon and a right of set off against any said promissory notes issued to a stockholder member to secure payment of any indebtedness due the Cooperative or any of its subsidiaries by the stockholder member.

         9.8 Application of Patronage Dividends to Amounts Due the Cooperative. Notwithstanding any of the foregoing provisions of this Article IX, the portion of any patronage dividends which would otherwise be payable in cash under any provision of this Article IX to a stockholder member may be applied by the Cooperative to the payment of any indebtedness, the repayment of which is in default, owed to the Cooperative by any such stockholder member to the extent of such indebtedness instead of being distributed in cash, provided, however, that an amount equal to twenty percent (20%) (or, in the case of a stockholder member located in a jurisdiction to which the special withholding requirements of Sections 1441 or 1442 of the Internal Revenue Code of 1986, as amended, apply, thirty percent (30%)) of the total annual patronage dividends distributable for the applicable year to any such stockholder member shall nevertheless be paid in cash within the period set forth in Section 9.4 if any such stockholder member so requests in a writing received by the Cooperative within thirty (30) days of the first day of the Cooperative's fiscal year as established under
Section 6.3.

                                                                      APPENDIX F


                   KFC NATIONAL PURCHASING COOPERATIVE, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                 PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY

         I, the undersigned Stockholder Member of KFC National Purchasing Cooperative, Inc. (the "KFC Coop"), do hereby nominate, designate and appoint David G. Neal, James B. Royster, or Thomas D. Henrion, with full power to act alone, my true and lawful attorney, with full power of substitution, for me and in my name, place and stead to vote all of the Membership Common Stock of the KFC Coop standing in my name on its books and which I am entitled to vote at the Special Meeting of its Stockholder Members to be held at 10:00 a.m. on December __, 1998, at the KFC Coop's offices at 950 Breckenridge Lane, Louisville, Kentucky, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1.     CORPORATE REORGANIZATION.

         To approve the Corporate Reorganization of the KFC Coop, as described in the Proxy Statement dated November ___, 1998, and to authorize such other action of the KFC Coop Board of Directors and any of its officers as may be necessary or appropriate to carry out the objects, intents, and purposes of the Corporate Reorganization.

                        FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.     OTHER BUSINESS.

         In the discretion of the proxies, on any other matter related to the Corporate Reorganization that may properly come before the meeting.

         Information regarding the matters to be acted upon at the Special Meeting is contained in the Proxy Statement, dated November ___, 1998, accompanying this Proxy. This Proxy will be voted as specified. If no instruction is indicated on a properly executed and dated proxy form, then the above-named proxies, or any of their substitutes, will vote the shares represented "FOR" Item 1 and IN ACCORDANCE WITH THEIR DISCRETION on any matters or business that may properly come before the meeting. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         Please sign your name exactly as it appears in the address on this form of proxy. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated  _______________, 1998



----------------------------           --------------------------------
Signature of the Stockholder           Printed Name of the Stockholder



---------------------------
Series of Membership Common
Stock held by Stockholder


         The presence in person or by proxy of Stockholder Members representing a majority of the Stockholder Members entitled to vote at the special meeting shall constitute a quorum at the Special Meeting. Therefore, you are urged to sign, date and return the proxy card.

                     A PROMPT RESPONSE WILL BE APPRECIATED.